ABOUT THIS REPORT

This report is a presentation of the Ohio National Variable Account R. Please note the variable account may offer more than one variable product. Some products may have different underlying mutual funds from those available in your contract. Therefore, not all funds listed in this report may be available in your contract. Please refer to your most recent account statement for specific information about your investment in Ohio National Variable Account R.

This Annual Report has four major sections:

Statements of Assets and Contract Owners’ Equity

These statements list all the underlying funds of the variable account, the number of shares owned, cost of shares, investments at fair value and contracts in accumulation period. The fair value of the assets changes as the underlying mutual funds change in value. As contract owners transfer among the underlying funds, the number of shares increases or decreases accordingly. When money is deposited or withdrawn by a contract owner, shares are correspondingly purchased or redeemed.

Statements of Operations

The Statements of Operations show income and expenses to the variable account from investment activity for reinvested dividends and risk and administrative expenses. Risk and administrative expenses are assessed through the daily unit value calculation and represent an expense to the variable account and its contract owners. These statements also show reinvested capital gains, the realized gain (loss) resulting from units being sold, and unrealized gain (loss).

Statements of Changes in Contract Owners’ Equity

The Statements of Changes in Contract Owners’ Equity include the increase or decrease in contract owners’ equity from operations for income and expenses shown on the statements of operations. In addition, the equity transactions section of this statement illustrates contract purchase payments, transfers to and from fixed dollar contract and other subaccounts, withdrawals, surrenders and death benefit payments, surrender charges, lapse charges, and cost of insurance and other administrative fees. The sum of these two sections represents the net change in contract owners’ equity which, when added to the beginning contracts owners’ equity, equals contract owners’ equity at the end of the reporting period. The change in units section illustrates the number of units purchased and redeemed for each subaccount during the period reported.

Notes to Financial Statements

The Notes to Financial Statements provide further disclosures about the variable account and its underlying contract provisions.

The following includes fund trust abbreviations that occur throughout this report:

Fund Trust Abbreviations -

ONFI - Ohio National Fund, Inc.

FIDS - Fidelity® Variable Insurance Products Fund - Service Class

FID2 - Fidelity® Variable Insurance Products Fund - Service Class 2

JASI - Janus Aspen Series - Institutional Shares

JASS - Janus Aspen Series - Service Shares

LEGI - Legg Mason Partners Variable Equity Trust - Class I

ASVT - Allspring Variable Trust

MSVI - Morgan Stanley Variable Insurance Fund, Inc. - Class I

MSV2 - Morgan Stanley Variable Insurance Fund, Inc. - Class II

GSVI - Goldman Sachs Variable Insurance Trust - Institutional Shares

GSVS - Goldman Sachs Variable Insurance Trust - Service Shares

LAZS - Lazard Retirement Series, Inc. - Service Shares

PRS2 - The Prudential Series Fund, Inc. - Class II

JPMI - J.P. Morgan Insurance Trust - Class I

MFSI - MFS® Variable Insurance Trust - Service Class

MFS2 - MFS® Variable Insurance Trust II - Service Class

PVIA - PIMCO Variable Insurance Trust - Administrative Shares

CALI - Calvert Variable Products, Inc.

BNYS - BNY Mellon Variable Investment Fund - Service Shares

ROYI - Royce Capital Fund - Investment Class

AIMI - AIM Variable Insurance Funds (Invesco Variable Insurance Funds)

NBAS - Neuberger Berman Advisers Management Trust - S Class

FRT2 - Franklin Templeton Variable Insurance Products Trust - Class 2

FRT4 - Franklin Templeton Variable Insurance Products Trust - Class 4

FEDS - Federated Hermes Insurance Series

ALP2 - ALPS Variable Investment Trust - Class II

IVYV - Ivy Variable Insurance Portfolios

Ohio National Variable Account R

Statements of Assets and Contract Owners' Equity	December 31, 2022

			Assets	Contract owners' equity
	Shares	Cost	Investments, at fair value	Contracts in accumulation period (note 5)
ONFI - ON Bond Subaccount	165,289	$2,746,607	$2,672,723	$2,672,723
ONFI - ON BlackRock Balanced Allocation Subaccount	314,797	8,424,731	8,612,833	8,612,833
ONFI - ON BlackRock Advantage International Equity Subaccount	583,255	7,842,813	7,768,956	7,768,956
ONFI - ON Janus Henderson Forty Subaccount	4,245,135	9,170,704	5,051,711	5,051,711
ONFI - ON AB Small Cap Subaccount	920,733	15,514,666	9,787,397	9,787,397
ONFI - ON AB Mid Cap Core Subaccount	323,086	9,334,792	8,128,852	8,128,852
ONFI - ON S&P 500® Index Subaccount	983,757	26,046,163	32,080,310	32,080,310
ONFI - ON BlackRock Advantage Large Cap Value Subaccount	90,179	1,437,260	1,471,718	1,471,718
ONFI - ON Federated High Income Bond Subaccount	127,386	2,250,748	2,289,118	2,289,118
ONFI - ON Nasdaq-100® Index Subaccount	331,956	5,793,098	4,136,166	4,136,166
ONFI - ON BlackRock Advantage Large Cap Core Subaccount	1,041,892	31,291,473	26,870,407	26,870,407
ONFI - ON BlackRock Advantage Small Cap Growth Subaccount	164,834	4,142,091	3,047,778	3,047,778
ONFI - ON S&P MidCap 400® Index Subaccount	39,511	683,800	739,248	739,248
ONFI - ON BlackRock Advantage Large Cap Growth Subaccount	24,160	331,175	158,733	158,733
FIDS - VIP Government Money Market Subaccount	5,404,408	5,404,408	5,404,408	5,404,408
FID2 - VIP Mid Cap Subaccount	382,718	12,576,345	11,940,816	11,940,816
FID2 - VIP Contrafund® Subaccount	424,084	14,702,050	15,496,047	15,496,047
FID2 - VIP Growth Subaccount	94,508	6,708,544	6,546,581	6,546,581
FID2 - VIP Equity-Income Subaccount	160,238	3,566,382	3,639,005	3,639,005
FID2 - VIP Real Estate Subaccount	50,707	945,655	822,463	822,463
JASI - Janus Henderson Research Subaccount	205,877	6,626,683	6,501,593	6,501,593
JASI - Janus Henderson Global Research Subaccount	52,566	2,342,910	2,629,372	2,629,372
JASI - Janus Henderson Balanced Subaccount	56,307	1,924,019	2,255,100	2,255,100
JASS - Janus Henderson Research Subaccount	75,986	2,353,899	2,292,495	2,292,495
JASS - Janus Henderson Global Research Subaccount	46,147	2,001,048	2,233,956	2,233,956
JASS - Janus Henderson Balanced Subaccount	122,610	4,566,850	5,207,259	5,207,259
JASS - Janus Henderson Overseas Subaccount	119,844	4,150,354	4,405,449	4,405,449
LEGI - ClearBridge Variable Dividend Strategy Subaccount	18,762	397,273	397,385	397,385
LEGI - ClearBridge Variable Large Cap Value Subaccount	39,197	803,813	789,812	789,812
ASVT - VT Opportunity Subaccount	8,047	179,814	179,603	179,603

Ohio National Variable Account R

Statements of Assets and Contract Owners' Equity (Continued)	December 31, 2022

			Assets	Contract owners' equity
	Shares	Cost	Investments, at fair value	Contracts in accumulation period (note 5)
ASVT - VT Discovery Subaccount	20,501	$462,022	$349,132	$349,132
MSVI - VIF U.S. Real Estate Subaccount	49,936	874,214	648,173	648,173
MSV2 - VIF Core Plus Fixed Income Subaccount	56,176	605,133	482,556	482,556
MSV2 - VIF U.S. Real Estate Subaccount	88,950	1,468,052	1,146,567	1,146,567
MSV2 - VIF Growth Subaccount	225,937	4,934,563	1,543,148	1,543,148
GSVI - Large Cap Value Subaccount	356,753	3,449,572	2,975,319	2,975,319
GSVI - U.S. Equity Insights Subaccount	50,962	894,407	809,273	809,273
GSVI - Strategic Growth Subaccount	110,210	1,422,323	1,013,933	1,013,933
GSVS - Large Cap Value Subaccount	31,893	298,867	266,309	266,309
GSVS - U.S. Equity Insights Subaccount	1,299	25,358	20,806	20,806
GSVS - Strategic Growth Subaccount	10,948	142,644	99,845	99,845
LAZS - Emerging Markets Equity Subaccount	199,345	4,037,929	3,572,266	3,572,266
LAZS - U.S. Small-Mid Cap Equity Subaccount	217,087	3,410,934	2,663,660	2,663,660
LAZS - International Equity Subaccount	61,906	594,818	492,151	492,151
PRS2 - PSF PGIM Jennison Focused Blend Subaccount	84,850	2,401,283	3,444,048	3,444,048
PRS2 - PSF PGIM Jennison Growth Subaccount	8,206	642,501	714,558	714,558
JPMI - Small Cap Core Subaccount	35,242	736,369	632,953	632,953
JPMI - Mid Cap Value Subaccount	395,459	3,856,487	4,124,633	4,124,633
MFSI - New Discovery Subaccount	64,806	1,068,611	572,889	572,889
MFSI - Mid Cap Growth Subaccount	201,861	1,814,498	1,257,596	1,257,596
MFSI - Total Return Subaccount	141,754	3,236,114	3,111,491	3,111,491
MFS2 - Massachusetts Investors Growth Stock Subaccount	14,778	292,619	278,708	278,708
PVIA - Real Return Subaccount	227,606	2,948,852	2,617,469	2,617,469
PVIA - Total Return Subaccount	340,835	3,704,375	3,060,697	3,060,697
PVIA - Global Bond Opportunities Subaccount	127,400	1,507,273	1,203,929	1,203,929
PVIA - CommodityRealReturn® Strategy Subaccount	93,601	757,178	644,912	644,912
CALI - VP S&P 500 Index Subaccount	816	102,182	119,755	119,755
BNYS - Appreciation Subaccount	21,965	930,078	687,952	687,952
ROYI - Small-Cap Subaccount	591,227	5,137,010	4,942,659	4,942,659
ROYI - Micro-Cap Subaccount	347,236	3,438,503	2,680,662	2,680,662
AIMI - Invesco V.I. EQV International Equity Series II Subaccount (a)	19,321	675,846	549,106	549,106
NBAS - AMT Mid Cap Intrinsic Value Subaccount	8,522	155,154	156,713	156,713
FRT2 - Franklin Income VIP Subaccount	196,451	2,949,982	2,893,720	2,893,720
FRT2 - Franklin DynaTech VIP Subaccount	160,760	858,798	477,457	477,457
FRT2 - Templeton Foreign VIP Subaccount	64,693	879,729	787,318	787,318
FRT4 - Franklin Income VIP Subaccount	12,449	189,180	188,721	188,721
FRT4 - Franklin DynaTech VIP Subaccount	22,985	109,937	59,531	59,531
FRT4 - Templeton Foreign VIP Subaccount	10,848	148,681	134,729	134,729
FRT4 - Franklin Allocation VIP Subaccount	17,588	109,166	80,553	80,553
FEDS - Kaufmann Fund II Service Shares Subaccount	50,099	951,180	687,865	687,865
ALP2 - Morningstar Conservative ETF Asset Allocation Subaccount	56,325	622,357	536,213	536,213
ALP2 - Morningstar Income & Growth ETF Asset Allocation Subaccount	15,958	170,565	146,658	146,658
ALP2 - Morningstar Balanced ETF Asset Allocation Subaccount	131,060	1,420,296	1,260,799	1,260,799
ALP2 - Morningstar Growth ETF Asset Allocation Subaccount	328,225	3,490,861	3,367,587	3,367,587
ALP2 - Morningstar Aggressive Growth ETF Asset Allocation Subaccount	111,819	1,340,593	1,368,660	1,368,660
IVYV - Delaware Ivy VIP Asset Strategy Subaccount	143,137	1,380,920	1,123,627	1,123,627
IVYV - Delaware Ivy VIP Natural Resources Subaccount	160,492	721,341	765,545	765,545
IVYV - Delaware Ivy VIP Science and Technology Subaccount	147,556	3,979,491	2,574,854	2,574,854

(a)	Name change effective on April 22, 2022:
AIMI - Invesco V.I. EQV International Equity Series II Subaccount formerly known as AIMI - Invesco V.I. International Growth Series II Subaccount

The accompanying notes are an integral part of these financial statements.

Ohio National Variable Account R

Statements of Operations	For the Period Ended December 31, 2022

	Investment activity:				Realized and unrealized gain (loss) on investments:
	Reinvested Dividends	Risk and administrative expense (note 2)	Net investment activity	Reinvested capital gains	Realized gain (loss)	Unrealized gain (loss)	Net gain (loss) on investments	Net increase (decrease) in contract owners' equity from operations
ONFI - ON Bond Subaccount	$96,684	$(14,709)	$81,975	$17,563	$3,483	$(619,602)	$(616,119)	$(516,581)
ONFI - ON BlackRock Balanced Allocation Subaccount	134,738	(65,974)	68,764	1,732,308	192,206	(4,067,141)	(3,874,935)	(2,073,863)
ONFI - ON BlackRock Advantage International Equity Subaccount	215,129	(43,461)	171,668	1,016,443	102,291	(2,641,615)	(2,539,324)	(1,351,213)
ONFI - ON Janus Henderson Forty Subaccount	0	(34,375)	(34,375)	5,089,265	(30,887)	(7,742,204)	(7,773,091)	(2,718,201)
ONFI - ON AB Small Cap Subaccount	5,612	(76,573)	(70,961)	6,862,128	(84,636)	(10,979,441)	(11,064,077)	(4,272,910)
ONFI - ON AB Mid Cap Core Subaccount	20,795	(60,065)	(39,270)	4,110,505	214,757	(6,951,398)	(6,736,641)	(2,665,406)
ONFI - ON S&P 500® Index Subaccount	413,849	(196,019)	217,830	4,069,449	1,203,267	(13,115,873)	(11,912,606)	(7,625,327)
ONFI - ON BlackRock Advantage Large Cap Value Subaccount	23,214	(5,874)	17,340	320,994	44,302	(531,279)	(486,977)	(148,643)
ONFI - ON Federated High Income Bond Subaccount	145,322	(8,916)	136,406	0	33,400	(508,759)	(475,359)	(338,953)
ONFI - ON Nasdaq-100® Index Subaccount	22,774	(25,952)	(3,178)	1,721,311	(46,475)	(3,872,692)	(3,919,167)	(2,201,034)
ONFI - ON BlackRock Advantage Large Cap Core Subaccount	232,007	(175,292)	56,715	7,738,882	383,132	(15,196,479)	(14,813,347)	(7,017,750)
ONFI - ON BlackRock Advantage Small Cap Growth Subaccount	0	(16,340)	(16,340)	1,100,844	(19,975)	(2,194,301)	(2,214,276)	(1,129,772)
ONFI - ON S&P MidCap 400® Index Subaccount	7,685	(3,664)	4,021	116,390	45,316	(289,992)	(244,676)	(124,265)
ONFI - ON BlackRock Advantage Large Cap Growth Subaccount	0	(983)	(983)	126,968	(3,899)	(202,840)	(206,739)	(80,754)
FIDS - VIP Government Money Market Subaccount	73,539	(22,748)	50,791	0	(238)	0	(238)	50,553
FID2 - VIP Mid Cap Subaccount	34,142	(59,465)	(25,323)	872,746	10,321	(3,180,043)	(3,169,722)	(2,322,299)
FID2 - VIP Contrafund® Subaccount	45,488	(87,704)	(42,216)	862,963	424,123	(7,344,941)	(6,920,818)	(6,100,071)
FID2 - VIP Growth Subaccount	25,376	(36,149)	(10,773)	556,947	110,249	(2,901,083)	(2,790,834)	(2,244,660)
FID2 - VIP Equity-Income Subaccount	63,630	(15,669)	47,961	127,017	17,156	(418,837)	(401,681)	(226,703)
FID2 - VIP Real Estate Subaccount	12,450	(5,423)	7,027	33,640	(16,685)	(405,860)	(422,545)	(381,878)
JASI - Janus Henderson Research Subaccount	11,729	(63,146)	(51,417)	1,604,112	295,308	(5,203,432)	(4,908,124)	(3,355,429)
JASI - Janus Henderson Global Research Subaccount	30,023	(21,605)	8,418	321,950	98,406	(1,134,626)	(1,036,220)	(705,852)
JASI - Janus Henderson Balanced Subaccount	30,427	(18,364)	12,063	77,928	102,617	(680,950)	(578,333)	(488,342)
JASS - Janus Henderson Research Subaccount	0	(12,997)	(12,997)	486,279	30,411	(1,542,982)	(1,512,571)	(1,039,289)
JASS - Janus Henderson Global Research Subaccount	21,606	(8,596)	13,010	279,349	48,473	(929,972)	(881,499)	(589,140)
JASS - Janus Henderson Balanced Subaccount	54,163	(18,066)	36,097	165,853	106,732	(1,403,836)	(1,297,104)	(1,095,154)
JASS - Janus Henderson Overseas Subaccount	75,011	(11,386)	63,625	0	27,412	(564,624)	(537,212)	(473,587)
LEGI - ClearBridge Variable Dividend Strategy Subaccount	5,689	(914)	4,775	34,308	11,553	(82,135)	(70,582)	(31,499)
LEGI - ClearBridge Variable Large Cap Value Subaccount	10,536	(3,690)	6,846	29,821	875	(95,135)	(94,260)	(57,593)
ASVT - VT Opportunity Subaccount	0	(1,474)	(1,474)	37,795	2,393	(90,519)	(88,126)	(51,805)
ASVT - VT Discovery Subaccount	0	(3,012)	(3,012)	137,218	1,986	(362,664)	(360,678)	(226,472)
MSVI - VIF U.S. Real Estate Subaccount	9,965	(6,132)	3,833	174,364	(4,177)	(447,340)	(451,517)	(273,320)
MSV2 - VIF Core Plus Fixed Income Subaccount	14,903	(2,802)	12,101	8,841	(24,378)	(93,706)	(118,084)	(97,142)
MSV2 - VIF U.S. Real Estate Subaccount	12,662	(468)	12,194	288,576	834	(735,451)	(734,617)	(433,847)

Ohio National Variable Account R

Statements of Operations (Continued)	For the Period Ended December 31, 2022

	Investment activity:				Realized and unrealized gain (loss) on investments:
	Reinvested Dividends	Risk and administrative expense (note 2)	Net investment activity	Reinvested capital gains	Realized gain (loss)	Unrealized gain (loss)	Net gain (loss) on investments	Net increase (decrease) in contract owners' equity from operations
MSV2 - VIF Growth Subaccount	$0	$(9,883)	$(9,883)	$1,198,036	$(356,803)	$(3,330,682)	$(3,687,485)	$(2,499,332)
GSVI - Large Cap Value Subaccount	41,017	(14,967)	26,050	291,686	(15,834)	(527,562)	(543,396)	(225,660)
GSVI - U.S. Equity Insights Subaccount	7,175	(4,492)	2,683	4,568	(360)	(212,545)	(212,905)	(205,654)
GSVI - Strategic Growth Subaccount	0	(7,018)	(7,018)	212,157	(33,596)	(706,413)	(740,009)	(534,870)
GSVS - Large Cap Value Subaccount	3,002	(629)	2,373	26,011	(484)	(37,309)	(37,793)	(9,409)
GSVS - U.S. Equity Insights Subaccount	133	44	177	117	(783)	(5,121)	(5,904)	(5,610)
GSVS - Strategic Growth Subaccount	0	(731)	(731)	19,506	(2,067)	(68,167)	(70,234)	(51,459)
LAZS - Emerging Markets Equity Subaccount	126,687	(12,877)	113,810	0	(24,530)	(753,949)	(778,479)	(664,669)
LAZS - U.S. Small-Mid Cap Equity Subaccount	0	(10,477)	(10,477)	743,944	(9,165)	(1,243,888)	(1,253,053)	(519,586)
LAZS - International Equity Subaccount	18,002	(1,934)	16,068	55,335	(22,011)	(122,732)	(144,743)	(73,340)
PRS2 - PSF PGIM Jennison Focused Blend Subaccount	0	(16,364)	(16,364)	0	209,344	(1,515,784)	(1,306,440)	(1,322,804)
PRS2 - PSF PGIM Jennison Growth Subaccount	0	(4,680)	(4,680)	0	45,061	(498,754)	(453,693)	(458,373)
JPMI - Small Cap Core Subaccount	2,935	(2,724)	211	136,316	4,892	(297,539)	(292,647)	(156,120)
JPMI - Mid Cap Value Subaccount	40,904	(18,682)	22,222	614,784	80,585	(1,118,573)	(1,037,988)	(400,982)
MFSI - New Discovery Subaccount	0	(2,555)	(2,555)	222,854	(49,266)	(433,390)	(482,656)	(262,357)
MFSI - Mid Cap Growth Subaccount	0	(5,178)	(5,178)	215,755	(24,995)	(718,804)	(743,799)	(533,222)
MFSI - Total Return Subaccount	48,011	(12,719)	35,292	285,531	53,160	(753,901)	(700,741)	(379,918)
MFS2 - Massachusetts Investors Growth Stock Subaccount	0	(2,193)	(2,193)	42,015	1,002	(113,345)	(112,343)	(72,521)
PVIA - Real Return Subaccount	197,469	(6,236)	191,233	0	(20,304)	(535,475)	(555,779)	(364,546)
PVIA - Total Return Subaccount	90,912	(13,057)	77,855	0	(137,114)	(530,270)	(667,384)	(589,529)
PVIA - Global Bond Opportunities Subaccount	19,540	(3,241)	16,299	18,413	(89,445)	(116,981)	(206,426)	(171,714)
PVIA - CommodityRealReturn® Strategy Subaccount	140,964	(3,215)	137,749	0	(4,852)	(124,815)	(129,667)	8,082
CALI - VP S&P 500 Index Subaccount	1,606	(974)	632	9,886	1,880	(41,395)	(39,515)	(28,997)
BNYS - Appreciation Subaccount	3,061	(3,129)	(68)	210,422	(7,740)	(358,787)	(366,527)	(156,173)
ROYI - Small-Cap Subaccount	19,639	(19,414)	225	88,406	(24,517)	(613,984)	(638,501)	(549,870)
ROYI - Micro-Cap Subaccount	0	(9,426)	(9,426)	870,188	33,796	(1,724,195)	(1,690,399)	(829,637)
AIMI - Invesco V.I. EQV International Equity Series II Subaccount	8,087	(1,840)	6,247	63,257	(3,560)	(191,283)	(194,843)	(125,339)
NBAS - AMT Mid Cap Intrinsic Value Subaccount	256	(875)	(619)	20,439	9,051	(49,027)	(39,976)	(20,156)
FRT2 - Franklin Income VIP Subaccount	146,715	(12,736)	133,979	59,552	(598)	(382,378)	(382,976)	(189,445)
FRT2 - Franklin DynaTech VIP Subaccount	0	(2,231)	(2,231)	281,213	(8,671)	(578,120)	(586,791)	(307,809)
FRT2 - Templeton Foreign VIP Subaccount	24,148	(2,754)	21,394	0	(8,543)	(83,099)	(91,642)	(70,248)
FRT4 - Franklin Income VIP Subaccount	5,492	(328)	5,164	2,246	(116)	(10,336)	(10,452)	(3,042)
FRT4 - Franklin DynaTech VIP Subaccount	0	(343)	(343)	37,990	(1,026)	(76,300)	(77,326)	(39,679)
FRT4 - Templeton Foreign VIP Subaccount	3,788	(193)	3,595	0	85	(13,814)	(13,729)	(10,134)
FRT4 - Franklin Allocation VIP Subaccount	1,256	(428)	828	7,913	(3,437)	(21,264)	(24,701)	(15,960)
FEDS - Kaufmann Fund II Service Shares Subaccount	0	(3,258)	(3,258)	117,562	(72,043)	(397,865)	(469,908)	(355,604)
ALP2 - Morningstar Conservative ETF Asset Allocation Subaccount	8,306	(1,924)	6,382	19,234	(3,320)	(97,419)	(100,739)	(75,123)
ALP2 - Morningstar Income & Growth ETF Asset Allocation Subaccount	4,472	(1,710)	2,762	11,219	(15,336)	(32,774)	(48,110)	(34,129)
ALP2 - Morningstar Balanced ETF Asset Allocation Subaccount	22,329	(6,791)	15,538	60,804	(11,166)	(261,015)	(272,181)	(195,839)
ALP2 - Morningstar Growth ETF Asset Allocation Subaccount	56,574	(16,817)	39,757	142,096	23,540	(748,284)	(724,744)	(542,891)
ALP2 - Morningstar Aggressive Growth ETF Asset Allocation Subaccount	21,369	(2,926)	18,443	50,461	41,983	(322,179)	(280,196)	(211,292)
IVYV - Delaware Ivy VIP Asset Strategy Subaccount	19,154	(5,750)	13,404	96,689	(21,816)	(296,996)	(318,812)	(208,719)
IVYV - Delaware Ivy VIP Natural Resources Subaccount	10,574	(2,252)	8,322	0	25,257	35,888	61,145	69,467
IVYV - Delaware Ivy VIP Science and Technology Subaccount	0	(15,100)	(15,100)	395,179	(224,405)	(1,507,138)	(1,731,543)	(1,351,464)

The accompanying notes are an integral part of these financial statements.

Ohio National Variable Account R

Statements of Changes in Contract Owners' Equity	For the Periods Ended December 31, 2022 and 2021

	ONFI - ON Bond Subaccount	ONFI - ON Bond Subaccount	ONFI - ON BlackRock Balanced Allocation Subaccount	ONFI - ON BlackRock Balanced Allocation Subaccount	ONFI - ON BlackRock Advantage International Equity Subaccount	ONFI - ON BlackRock Advantage International Equity Subaccount
	2022	2021	2022	2021	2022	2021
Increase (decrease) in contract owners' equity from operations:
Net investment activity	$81,975	$77,666	$68,764	$84,760	$171,668	$78,338
Reinvested capital gains	17,563	7,646	1,732,308	837,182	1,016,443	0
Realized gain (loss)	3,483	177,979	192,206	421,452	102,291	335,884
Unrealized gain (loss)	(619,602)	(341,694)	(4,067,141)	382,505	(2,641,615)	714,548
Net increase (decrease) in contract owners' equity from operations	(516,581)	(78,403)	(2,073,863)	1,725,899	(1,351,213)	1,128,770
Equity transactions:
Contract purchase payments	138,508	125,798	313,485	330,069	400,796	453,140
Transfers (to) and from other subaccounts	60,795	9,676	(45,709)	(114,589)	(116,206)	(50,882)
Transfers (to) and from fixed dollar contract	14,486	27,118	101,691	3,275	13,178	81,003
Withdrawals, surrenders and death benefit payments	(147,650)	(596,384)	(243,919)	(238,697)	(391,794)	(416,524)
Surrender charges (note 2)	0	(7)	(13)	(36)	(1,220)	(464)
Lapse charges (note 2)	0	0	(302)	0	(206)	0
Cost of insurance and other administrative fees (note 2)	(140,137)	(134,626)	(415,115)	(402,422)	(423,765)	(422,255)
Net equity transactions	(73,998)	(568,425)	(289,882)	(422,400)	(519,217)	(355,982)
Net change in contract owners' equity	(590,579)	(646,828)	(2,363,745)	1,303,499	(1,870,430)	772,788
Contract owners' equity:
Beginning of period	3,263,302	3,910,130	10,976,578	9,673,079	9,639,386	8,866,598
End of period	$2,672,723	$3,263,302	$8,612,833	$10,976,578	$7,768,956	$9,639,386

Change in units:
Beginning units	63,207	74,033	120,818	125,819	306,127	317,207
Units purchased	7,059	5,885	6,449	5,313	26,276	26,870
Units redeemed	(8,772)	(16,711)	(10,204)	(10,314)	(45,125)	(37,950)
Ending units	61,494	63,207	117,063	120,818	287,278	306,127

The accompanying notes are an integral part of these financial statements.

Ohio National Variable Account R

Statements of Changes in Contract Owners' Equity (Continued)	For the Periods Ended December 31, 2022 and 2021

	ONFI - ON Janus Henderson Forty Subaccount	ONFI - ON Janus Henderson Forty Subaccount	ONFI - ON AB Small Cap Subaccount	ONFI - ON AB Small Cap Subaccount	ONFI - ON AB Mid Cap Core Subaccount	ONFI - ON AB Mid Cap Core Subaccount
	2022	2021	2022	2021	2022	2021
Increase (decrease) in contract owners' equity from operations:
Net investment activity	$(34,375)	$(43,581)	$(70,961)	$(101,489)	$(39,270)	$(57,269)
Reinvested capital gains	5,089,265	1,020,827	6,862,128	1,654,534	4,110,505	660,768
Realized gain (loss)	(30,887)	367,718	(84,636)	605,884	214,757	890,105
Unrealized gain (loss)	(7,742,204)	(103,591)	(10,979,441)	(1,108,464)	(6,951,398)	134,160
Net increase (decrease) in contract owners' equity from operations	(2,718,201)	1,241,373	(4,272,910)	1,050,465	(2,665,406)	1,627,764
Equity transactions:
Contract purchase payments	208,845	214,434	257,860	301,382	235,728	257,551
Transfers (to) and from other subaccounts	(6,325)	(4,437)	(180,049)	37,624	(3,499)	(92,325)
Transfers (to) and from fixed dollar contract	(76,888)	417,490	100,147	(16,145)	163,615	(12,860)
Withdrawals, surrenders and death benefit payments	(156,776)	(186,721)	(567,974)	(466,713)	(475,126)	(654,026)
Surrender charges (note 2)	(1,904)	(1,544)	(2,594)	(665)	(51)	(62)
Lapse charges (note 2)	0	0	0	0	0	0
Cost of insurance and other administrative fees (note 2)	(214,658)	(224,205)	(422,699)	(456,594)	(360,313)	(355,416)
Net equity transactions	(247,706)	215,017	(815,309)	(601,111)	(439,646)	(857,138)
Net change in contract owners' equity	(2,965,907)	1,456,390	(5,088,219)	449,354	(3,105,052)	770,626
Contract owners' equity:
Beginning of period	8,017,618	6,561,228	14,875,616	14,426,262	11,233,904	10,463,278
End of period	$5,051,711	$8,017,618	$9,787,397	$14,875,616	$8,128,852	$11,233,904

Change in units:
Beginning units	148,825	144,699	204,062	212,477	128,996	139,276
Units purchased	8,891	15,090	8,865	8,697	8,160	6,342
Units redeemed	(14,746)	(10,964)	(23,125)	(17,112)	(14,524)	(16,622)
Ending units	142,970	148,825	189,802	204,062	122,632	128,996

The accompanying notes are an integral part of these financial statements.

Ohio National Variable Account R

Statements of Changes in Contract Owners' Equity (Continued)	For the Periods Ended December 31, 2022 and 2021

	ONFI - ON S&P 500® Index Subaccount	ONFI - ON S&P 500® Index Subaccount	ONFI - ON BlackRock Advantage Large Cap Value Subaccount	ONFI - ON BlackRock Advantage Large Cap Value Subaccount	ONFI - ON Federated High Income Bond Subaccount	ONFI - ON Federated High Income Bond Subaccount
	2022	2021	2022	2021	2022	2021
Increase (decrease) in contract owners' equity from operations:
Net investment activity	$217,830	$341,749	$17,340	$14,422	$136,406	$138,852
Reinvested capital gains	4,069,449	2,072,452	320,994	0	0	0
Realized gain (loss)	1,203,267	2,403,764	44,302	67,510	33,400	155,107
Unrealized gain (loss)	(13,115,873)	4,201,811	(531,279)	241,878	(508,759)	(155,571)
Net increase (decrease) in contract owners' equity from operations	(7,625,327)	9,019,776	(148,643)	323,810	(338,953)	138,388
Equity transactions:
Contract purchase payments	935,218	1,067,754	52,032	42,222	93,100	97,017
Transfers (to) and from other subaccounts	63,527	86,894	64,072	50,252	(35,983)	(345,205)
Transfers (to) and from fixed dollar contract	72,213	120,748	(24,270)	(24,342)	(1,368)	6,231
Withdrawals, surrenders and death benefit payments	(1,145,906)	(1,982,585)	(26,652)	(43,784)	(239,403)	(145,008)
Surrender charges (note 2)	(1,125)	(3,687)	(563)	(222)	(25)	(192)
Lapse charges (note 2)	0	0	0	0	0	0
Cost of insurance and other administrative fees (note 2)	(1,004,536)	(987,522)	(54,895)	(44,951)	(108,072)	(105,154)
Net equity transactions	(1,080,609)	(1,698,398)	9,724	(20,825)	(291,751)	(492,311)
Net change in contract owners' equity	(8,705,936)	7,321,378	(138,919)	302,985	(630,704)	(353,923)
Contract owners' equity:
Beginning of period	40,786,246	33,464,868	1,610,637	1,307,652	2,919,822	3,273,745
End of period	$32,080,310	$40,786,246	$1,471,718	$1,610,637	$2,289,118	$2,919,822

Change in units:
Beginning units	519,108	542,201	54,366	54,933	83,653	97,721
Units purchased	31,108	31,294	6,487	6,699	4,983	5,349
Units redeemed	(45,966)	(54,387)	(5,870)	(7,266)	(14,035)	(19,417)
Ending units	504,250	519,108	54,983	54,366	74,601	83,653

The accompanying notes are an integral part of these financial statements.

Ohio National Variable Account R

Statements of Changes in Contract Owners' Equity (Continued)	For the Periods Ended December 31, 2022 and 2021

	ONFI - ON Nasdaq-100® Index Subaccount	ONFI - ON Nasdaq-100® Index Subaccount	ONFI - ON BlackRock Advantage Large Cap Core Subaccount	ONFI - ON BlackRock Advantage Large Cap Core Subaccount	ONFI - ON BlackRock Advantage Small Cap Growth Subaccount	ONFI - ON BlackRock Advantage Small Cap Growth Subaccount
	2022	2021	2022	2021	2022	2021
Increase (decrease) in contract owners' equity from operations:
Net investment activity	$(3,178)	$937	$56,715	$130,319	$(16,340)	$(23,509)
Reinvested capital gains	1,721,311	1,200,497	7,738,882	2,912,573	1,100,844	550,576
Realized gain (loss)	(46,475)	380,691	383,132	1,592,892	(19,975)	250,509
Unrealized gain (loss)	(3,872,692)	(182,407)	(15,196,479)	3,466,457	(2,194,301)	(610,008)
Net increase (decrease) in contract owners' equity from operations	(2,201,034)	1,399,718	(7,017,750)	8,102,241	(1,129,772)	167,568
Equity transactions:
Contract purchase payments	113,488	164,191	953,872	1,052,391	89,446	94,914
Transfers (to) and from other subaccounts	(164,876)	44,476	(257,317)	(255,971)	(28,360)	(47,233)
Transfers (to) and from fixed dollar contract	(73,212)	(7,536)	25,751	(138,697)	29,274	4,861
Withdrawals, surrenders and death benefit payments	(118,344)	(265,345)	(1,063,545)	(2,310,400)	(121,267)	(209,661)
Surrender charges (note 2)	(2,997)	(252)	(1,998)	(2,556)	(562)	(1,465)
Lapse charges (note 2)	0	0	(596)	0	0	0
Cost of insurance and other administrative fees (note 2)	(123,779)	(120,341)	(1,396,844)	(1,325,461)	(103,571)	(111,470)
Net equity transactions	(369,720)	(184,807)	(1,740,677)	(2,980,694)	(135,040)	(270,054)
Net change in contract owners' equity	(2,570,754)	1,214,911	(8,758,427)	5,121,547	(1,264,812)	(102,486)
Contract owners' equity:
Beginning of period	6,706,920	5,492,009	35,628,834	30,507,287	4,312,590	4,415,076
End of period	$4,136,166	$6,706,920	$26,870,407	$35,628,834	$3,047,778	$4,312,590

Change in units:
Beginning units	146,273	150,971	690,940	754,492	112,096	118,523
Units purchased	12,546	12,438	39,287	38,354	6,646	8,843
Units redeemed	(24,039)	(17,136)	(77,594)	(101,906)	(10,703)	(15,270)
Ending units	134,780	146,273	652,633	690,940	108,039	112,096

The accompanying notes are an integral part of these financial statements.

Ohio National Variable Account R

Statements of Changes in Contract Owners' Equity (Continued)	For the Periods Ended December 31, 2022 and 2021

	ONFI - ON S&P MidCap 400® Index Subaccount	ONFI - ON S&P MidCap 400® Index Subaccount	ONFI - ON BlackRock Advantage Large Cap Growth Subaccount	ONFI - ON BlackRock Advantage Large Cap Growth Subaccount	FIDS - VIP Government Money Market Subaccount	FIDS - VIP Government Money Market Subaccount
	2022	2021	2022	2021	2022	2021
Increase (decrease) in contract owners' equity from operations:
Net investment activity	$4,021	$4,461	$(983)	$(577)	$50,791	$(21,546)
Reinvested capital gains	116,390	13,775	126,968	67,720	0	0
Realized gain (loss)	45,316	59,306	(3,899)	31,564	(238)	581
Unrealized gain (loss)	(289,992)	104,586	(202,840)	(41,105)	0	0
Net increase (decrease) in contract owners' equity from operations	(124,265)	182,128	(80,754)	57,602	50,553	(20,965)
Equity transactions:
Contract purchase payments	42,747	50,798	3,268	4,823	212,770	188,169
Transfers (to) and from other subaccounts	(18,757)	(82,753)	(4,086)	(48,413)	1,944,364	1,118,443
Transfers (to) and from fixed dollar contract	(13,203)	14,841	(844)	(37,677)	(97,441)	(366,164)
Withdrawals, surrenders and death benefit payments	(50,684)	(9,392)	(1,595)	(20,081)	(564,794)	(1,238,208)
Surrender charges (note 2)	(9)	0	(689)	(2)	(2)	(3,972)
Lapse charges (note 2)	0	0	0	0	0	0
Cost of insurance and other administrative fees (note 2)	(19,646)	(18,522)	(9,088)	(10,929)	(314,678)	(278,943)
Net equity transactions	(59,552)	(45,028)	(13,034)	(112,279)	1,180,219	(580,675)
Net change in contract owners' equity	(183,817)	137,100	(93,788)	(54,677)	1,230,772	(601,640)
Contract owners' equity:
Beginning of period	923,065	785,965	252,521	307,198	4,173,636	4,775,276
End of period	$739,248	$923,065	$158,733	$252,521	$5,404,408	$4,173,636

Change in units:
Beginning units	36,168	37,957	3,707	5,671	198,245	225,156
Units purchased	5,229	3,783	119	479	159,173	332,817
Units redeemed	(7,699)	(5,572)	(345)	(2,443)	(102,268)	(359,728)
Ending units	33,698	36,168	3,481	3,707	255,150	198,245

The accompanying notes are an integral part of these financial statements.

Ohio National Variable Account R

Statements of Changes in Contract Owners' Equity (Continued)	For the Periods Ended December 31, 2022 and 2021

	FID2 - VIP Mid Cap Subaccount	FID2 - VIP Mid Cap Subaccount	FID2 - VIP Contrafund® Subaccount	FID2 - VIP Contrafund® Subaccount	FID2 - VIP Growth Subaccount	FID2 - VIP Growth Subaccount
	2022	2021	2022	2021	2022	2021
Increase (decrease) in contract owners' equity from operations:
Net investment activity	$(25,323)	$(14,452)	$(42,216)	$(99,490)	$(10,773)	$(43,211)
Reinvested capital gains	872,746	2,370,274	862,963	2,705,720	556,947	1,794,671
Realized gain (loss)	10,321	590,868	424,123	1,131,005	110,249	304,411
Unrealized gain (loss)	(3,180,043)	214,750	(7,344,941)	1,341,378	(2,901,083)	(350,813)
Net increase (decrease) in contract owners' equity from operations	(2,322,299)	3,161,440	(6,100,071)	5,078,613	(2,244,660)	1,705,058
Equity transactions:
Contract purchase payments	357,858	398,049	403,327	419,726	146,982	160,091
Transfers (to) and from other subaccounts	(177,522)	(298,883)	(583,892)	(431,590)	(77,092)	(60,185)
Transfers (to) and from fixed dollar contract	(34,901)	(71,404)	(18,675)	(84,937)	(199,065)	(7,567)
Withdrawals, surrenders and death benefit payments	(589,999)	(779,032)	(785,173)	(1,224,971)	(87,425)	(280,486)
Surrender charges (note 2)	(35,247)	(6,943)	(5,081)	(6,005)	(307)	(1,330)
Lapse charges (note 2)	0	0	0	0	0	0
Cost of insurance and other administrative fees (note 2)	(479,810)	(450,958)	(580,054)	(569,785)	(164,932)	(169,684)
Net equity transactions	(959,621)	(1,209,171)	(1,569,548)	(1,897,562)	(381,839)	(359,161)
Net change in contract owners' equity	(3,281,920)	1,952,269	(7,669,619)	3,181,051	(2,626,499)	1,345,897
Contract owners' equity:
Beginning of period	15,222,736	13,270,467	23,165,666	19,984,615	9,173,080	7,827,183
End of period	$11,940,816	$15,222,736	$15,496,047	$23,165,666	$6,546,581	$9,173,080

Change in units:
Beginning units	225,031	243,985	388,611	424,296	214,193	222,954
Units purchased	11,659	13,670	17,093	19,762	11,492	10,400
Units redeemed	(27,551)	(32,624)	(49,439)	(55,447)	(21,309)	(19,161)
Ending units	209,139	225,031	356,265	388,611	204,376	214,193

The accompanying notes are an integral part of these financial statements.

Ohio National Variable Account R

Statements of Changes in Contract Owners' Equity (Continued)	For the Periods Ended December 31, 2022 and 2021

	FID2 - VIP Equity-Income Subaccount	FID2 - VIP Equity-Income Subaccount	FID2 - VIP Real Estate Subaccount	FID2 - VIP Real Estate Subaccount	JASI - Janus Henderson Research Subaccount	JASI - Janus Henderson Research Subaccount
	2022	2021	2022	2021	2022	2021
Increase (decrease) in contract owners' equity from operations:
Net investment activity	$47,961	$44,820	$7,027	$5,847	$(51,417)	$(72,162)
Reinvested capital gains	127,017	407,315	33,640	7,223	1,604,112	558,191
Realized gain (loss)	17,156	156,206	(16,685)	10,919	295,308	379,684
Unrealized gain (loss)	(418,837)	152,677	(405,860)	325,470	(5,203,432)	1,111,157
Net increase (decrease) in contract owners' equity from operations	(226,703)	761,018	(381,878)	349,459	(3,355,429)	1,976,870
Equity transactions:
Contract purchase payments	101,108	99,319	36,339	61,318	156,946	131,709
Transfers (to) and from other subaccounts	220,461	(73,193)	55,646	14,257	(84,746)	(5,882)
Transfers (to) and from fixed dollar contract	40,425	4,896	3,579	22,449	(2,079)	4,859
Withdrawals, surrenders and death benefit payments	(163,646)	(199,836)	(202,678)	(11,482)	(1,663,445)	(412,719)
Surrender charges (note 2)	(571)	(446)	(1,998)	(234)	(6)	(11)
Lapse charges (note 2)	0	0	0	0	0	0
Cost of insurance and other administrative fees (note 2)	(116,711)	(99,202)	(37,367)	(32,990)	(394,534)	(317,209)
Net equity transactions	81,066	(268,462)	(146,479)	53,318	(1,987,864)	(599,253)
Net change in contract owners' equity	(145,637)	492,556	(528,357)	402,777	(5,343,293)	1,377,617
Contract owners' equity:
Beginning of period	3,784,642	3,292,086	1,350,820	948,043	11,844,886	10,467,269
End of period	$3,639,005	$3,784,642	$822,463	$1,350,820	$6,501,593	$11,844,886

Change in units:
Beginning units	99,605	107,156	29,635	28,621	280,608	296,170
Units purchased	13,551	22,313	5,779	6,347	6,754	5,474
Units redeemed	(11,327)	(29,864)	(10,273)	(5,333)	(66,026)	(21,036)
Ending units	101,829	99,605	25,141	29,635	221,336	280,608

The accompanying notes are an integral part of these financial statements.

Ohio National Variable Account R

Statements of Changes in Contract Owners' Equity (Continued)	For the Periods Ended December 31, 2022 and 2021

	JASI - Janus Henderson Global Research Subaccount	JASI - Janus Henderson Global Research Subaccount	JASI - Janus Henderson Balanced Subaccount	JASI - Janus Henderson Balanced Subaccount	JASS - Janus Henderson Research Subaccount	JASS - Janus Henderson Research Subaccount
	2022	2021	2022	2021	2022	2021
Increase (decrease) in contract owners' equity from operations:
Net investment activity	$8,418	$(7,731)	$12,063	$4,246	$(12,997)	$(15,912)
Reinvested capital gains	321,950	162,919	77,928	21,837	486,279	166,719
Realized gain (loss)	98,406	113,724	102,617	125,072	30,411	90,819
Unrealized gain (loss)	(1,134,626)	274,526	(680,950)	270,095	(1,542,982)	328,235
Net increase (decrease) in contract owners' equity from operations	(705,852)	543,438	(488,342)	421,250	(1,039,289)	569,861
Equity transactions:
Contract purchase payments	99,150	78,689	83,880	92,861	44,825	47,486
Transfers (to) and from other subaccounts	(40,199)	(76)	(33,651)	(43,529)	(26,416)	(10,447)
Transfers (to) and from fixed dollar contract	(2,824)	1,262	50,231	(44,454)	(50,654)	(16,881)
Withdrawals, surrenders and death benefit payments	(171,554)	(136,225)	(116,086)	(89,307)	(27,644)	(58,154)
Surrender charges (note 2)	(4)	(14)	(6)	(12)	0	(12)
Lapse charges (note 2)	0	0	0	0	0	0
Cost of insurance and other administrative fees (note 2)	(135,120)	(92,483)	(134,892)	(122,731)	(57,581)	(57,045)
Net equity transactions	(250,551)	(148,847)	(150,524)	(207,172)	(117,470)	(95,053)
Net change in contract owners' equity	(956,403)	394,591	(638,866)	214,078	(1,156,759)	474,808
Contract owners' equity:
Beginning of period	3,585,775	3,191,184	2,893,966	2,679,888	3,449,254	2,974,446
End of period	$2,629,372	$3,585,775	$2,255,100	$2,893,966	$2,292,495	$3,449,254

Change in units:
Beginning units	118,707	123,826	60,883	65,583	105,668	108,577
Units purchased	6,188	4,249	5,474	3,037	3,066	3,580
Units redeemed	(16,074)	(9,368)	(9,181)	(7,737)	(7,560)	(6,489)
Ending units	108,821	118,707	57,176	60,883	101,174	105,668

The accompanying notes are an integral part of these financial statements.

Ohio National Variable Account R

Statements of Changes in Contract Owners' Equity (Continued)	For the Periods Ended December 31, 2022 and 2021

	JASS - Janus Henderson Global Research Subaccount	JASS - Janus Henderson Global Research Subaccount	JASS - Janus Henderson Balanced Subaccount	JASS - Janus Henderson Balanced Subaccount	JASS - Janus Henderson Overseas Subaccount	JASS - Janus Henderson Overseas Subaccount
	2022	2021	2022	2021	2022	2021
Increase (decrease) in contract owners' equity from operations:
Net investment activity	$13,010	$117	$36,097	$21,764	$63,625	$40,767
Reinvested capital gains	279,349	138,326	165,853	45,694	0	0
Realized gain (loss)	48,473	171,372	106,732	407,552	27,412	190,683
Unrealized gain (loss)	(929,972)	148,801	(1,403,836)	481,119	(564,624)	370,402
Net increase (decrease) in contract owners' equity from operations	(589,140)	458,616	(1,095,154)	956,129	(473,587)	601,852
Equity transactions:
Contract purchase payments	80,474	87,566	175,652	292,891	164,787	175,274
Transfers (to) and from other subaccounts	(67,390)	(43,760)	(35,194)	191,881	(40,660)	(97,161)
Transfers (to) and from fixed dollar contract	(37,605)	(19,672)	(70,969)	(15,804)	(47,315)	53,553
Withdrawals, surrenders and death benefit payments	(43,907)	(192,095)	(160,386)	(359,232)	(146,153)	(370,906)
Surrender charges (note 2)	(330)	(347)	(297)	(436)	(384)	(1,824)
Lapse charges (note 2)	0	0	0	0	0	0
Cost of insurance and other administrative fees (note 2)	(68,660)	(65,369)	(152,345)	(141,391)	(147,889)	(137,124)
Net equity transactions	(137,418)	(233,677)	(243,539)	(32,091)	(217,614)	(378,188)
Net change in contract owners' equity	(726,558)	224,939	(1,338,693)	924,038	(691,201)	223,664
Contract owners' equity:
Beginning of period	2,960,514	2,735,575	6,545,952	5,621,914	5,096,650	4,872,986
End of period	$2,233,956	$2,960,514	$5,207,259	$6,545,952	$4,405,449	$5,096,650

Change in units:
Beginning units	142,332	153,770	155,727	155,195	120,342	129,380
Units purchased	7,525	9,605	8,331	20,708	9,039	10,095
Units redeemed	(15,256)	(21,043)	(14,378)	(20,176)	(14,423)	(19,133)
Ending units	134,601	142,332	149,680	155,727	114,958	120,342

The accompanying notes are an integral part of these financial statements.

Ohio National Variable Account R

Statements of Changes in Contract Owners' Equity (Continued)	For the Periods Ended December 31, 2022 and 2021

	LEGI - ClearBridge Variable Dividend Strategy Subaccount	LEGI - ClearBridge Variable Dividend Strategy Subaccount	LEGI - ClearBridge Variable Large Cap Value Subaccount	LEGI - ClearBridge Variable Large Cap Value Subaccount	ASVT - VT Opportunity Subaccount	ASVT - VT Opportunity Subaccount
	2022	2021	2022	2021	2022	2021
Increase (decrease) in contract owners' equity from operations:
Net investment activity	$4,775	$3,206	$6,846	$4,748	$(1,474)	$(1,604)
Reinvested capital gains	34,308	24,605	29,821	67,402	37,795	11,364
Realized gain (loss)	11,553	13,928	875	12,663	2,393	3,807
Unrealized gain (loss)	(82,135)	33,235	(95,135)	83,539	(90,519)	34,633
Net increase (decrease) in contract owners' equity from operations	(31,499)	74,974	(57,593)	168,352	(51,805)	48,200
Equity transactions:
Contract purchase payments	16,018	9,182	18,560	20,449	0	0
Transfers (to) and from other subaccounts	68,661	(13,764)	16,924	(13,898)	0	0
Transfers (to) and from fixed dollar contract	(129)	4,027	4,848	(435)	(69)	(684)
Withdrawals, surrenders and death benefit payments	(788)	(20,783)	(9,287)	(28,984)	(2,867)	(253)
Surrender charges (note 2)	(286)	0	0	(150)	0	(3)
Lapse charges (note 2)	0	0	0	0	0	0
Cost of insurance and other administrative fees (note 2)	(11,000)	(7,984)	(19,228)	(16,048)	(10,330)	(8,823)
Net equity transactions	72,476	(29,322)	11,817	(39,066)	(13,266)	(9,763)
Net change in contract owners' equity	40,977	45,652	(45,776)	129,286	(65,071)	38,437
Contract owners' equity:
Beginning of period	356,408	310,756	835,588	706,302	244,674	206,237
End of period	$397,385	$356,408	$789,812	$835,588	$179,603	$244,674

Change in units:
Beginning units	9,986	10,958	26,197	27,740	3,949	4,123
Units purchased	4,521	1,027	1,801	4,032	0	0
Units redeemed	(2,301)	(1,999)	(1,336)	(5,575)	(261)	(174)
Ending units	12,206	9,986	26,662	26,197	3,688	3,949

The accompanying notes are an integral part of these financial statements.

Ohio National Variable Account R

Statements of Changes in Contract Owners' Equity (Continued)	For the Periods Ended December 31, 2022 and 2021

	ASVT - VT Discovery Subaccount	ASVT - VT Discovery Subaccount	MSVI - VIF U.S. Real Estate Subaccount	MSVI - VIF U.S. Real Estate Subaccount	MSV2 - VIF Core Plus Fixed Income Subaccount	MSV2 - VIF Core Plus Fixed Income Subaccount
	2022	2021	2022	2021	2022	2021
Increase (decrease) in contract owners' equity from operations:
Net investment activity	$(3,012)	$(4,868)	$3,833	$11,466	$12,101	$11,823
Reinvested capital gains	137,218	48,454	174,364	0	8,841	36,397
Realized gain (loss)	1,986	17,912	(4,177)	26,742	(24,378)	7,564
Unrealized gain (loss)	(362,664)	(97,713)	(447,340)	253,796	(93,706)	(60,924)
Net increase (decrease) in contract owners' equity from operations	(226,472)	(36,215)	(273,320)	292,004	(97,142)	(5,140)
Equity transactions:
Contract purchase payments	0	0	30,514	30,550	20,644	18,289
Transfers (to) and from other subaccounts	0	0	(50,698)	62,788	107,698	7,720
Transfers (to) and from fixed dollar contract	(8,454)	(3,536)	3,373	2,190	(98,522)	11,889
Withdrawals, surrenders and death benefit payments	(81)	(10,290)	(24,819)	(134,499)	(21,517)	(10)
Surrender charges (note 2)	0	(12)	(1)	(9)	0	0
Lapse charges (note 2)	0	0	0	0	0	0
Cost of insurance and other administrative fees (note 2)	(15,669)	(18,186)	(45,482)	(40,716)	(19,304)	(15,524)
Net equity transactions	(24,204)	(32,024)	(87,113)	(79,696)	(11,001)	22,364
Net change in contract owners' equity	(250,676)	(68,239)	(360,433)	212,308	(108,143)	17,224
Contract owners' equity:
Beginning of period	599,808	668,047	1,008,606	796,298	590,699	573,475
End of period	$349,132	$599,808	$648,173	$1,008,606	$482,556	$590,699

Change in units:
Beginning units	12,249	12,858	13,691	14,999	29,547	28,319
Units purchased	0	0	2,129	1,894	7,164	8,273
Units redeemed	(691)	(609)	(3,668)	(3,202)	(8,241)	(7,045)
Ending units	11,558	12,249	12,152	13,691	28,470	29,547

The accompanying notes are an integral part of these financial statements.

Ohio National Variable Account R

Statements of Changes in Contract Owners' Equity (Continued)	For the Periods Ended December 31, 2022 and 2021

	MSV2 - VIF U.S. Real Estate Subaccount	MSV2 - VIF U.S. Real Estate Subaccount	MSV2 - VIF Growth Subaccount	MSV2 - VIF Growth Subaccount	GSVI - Large Cap Value Subaccount	GSVI - Large Cap Value Subaccount
	2022	2021	2022	2021	2022	2021
Increase (decrease) in contract owners' equity from operations:
Net investment activity	$12,194	$26,803	$(9,883)	$(24,991)	$26,050	$21,275
Reinvested capital gains	288,576	0	1,198,036	1,260,837	291,686	395,074
Realized gain (loss)	834	29,429	(356,803)	428,450	(15,834)	33,052
Unrealized gain (loss)	(735,451)	415,045	(3,330,682)	(1,688,180)	(527,562)	210,914
Net increase (decrease) in contract owners' equity from operations	(433,847)	471,277	(2,499,332)	(23,884)	(225,660)	660,315
Equity transactions:
Contract purchase payments	50,667	53,375	105,606	179,693	80,598	83,068
Transfers (to) and from other subaccounts	(5,119)	(1,373)	(273,133)	100,505	12,216	(47,088)
Transfers (to) and from fixed dollar contract	(26,731)	(8,896)	11,723	(31,084)	2,763	(15,543)
Withdrawals, surrenders and death benefit payments	(20,469)	(81,459)	(18,324)	(289,441)	(64,325)	(212,365)
Surrender charges (note 2)	(139)	(402)	(157)	(392)	(96)	(10)
Lapse charges (note 2)	0	0	0	0	0	0
Cost of insurance and other administrative fees (note 2)	(39,289)	(34,224)	(90,051)	(124,733)	(119,543)	(104,855)
Net equity transactions	(41,080)	(72,979)	(264,336)	(165,452)	(88,387)	(296,793)
Net change in contract owners' equity	(474,927)	398,298	(2,763,668)	(189,336)	(314,047)	363,522
Contract owners' equity:
Beginning of period	1,621,494	1,223,196	4,306,816	4,496,152	3,289,366	2,925,844
End of period	$1,146,567	$1,621,494	$1,543,148	$4,306,816	$2,975,319	$3,289,366

Change in units:
Beginning units	34,156	35,660	45,270	46,838	110,461	121,057
Units purchased	2,524	2,865	2,891	8,551	7,481	6,600
Units redeemed	(3,249)	(4,369)	(7,138)	(10,119)	(10,432)	(17,196)
Ending units	33,431	34,156	41,023	45,270	107,510	110,461

The accompanying notes are an integral part of these financial statements.

Ohio National Variable Account R

Statements of Changes in Contract Owners' Equity (Continued)	For the Periods Ended December 31, 2022 and 2021

	GSVI - U.S. Equity Insights Subaccount	GSVI - U.S. Equity Insights Subaccount	GSVI - Strategic Growth Subaccount	GSVI - Strategic Growth Subaccount	GSVS - Large Cap Value Subaccount	GSVS - Large Cap Value Subaccount
	2022	2021	2022	2021	2022	2021
Increase (decrease) in contract owners' equity from operations:
Net investment activity	$2,683	$2,916	$(7,018)	$(9,660)	$2,373	$1,253
Reinvested capital gains	4,568	221,432	212,157	193,407	26,011	23,082
Realized gain (loss)	(360)	27,024	(33,596)	98,813	(484)	740
Unrealized gain (loss)	(212,545)	(21,074)	(706,413)	45,788	(37,309)	9,887
Net increase (decrease) in contract owners' equity from operations	(205,654)	230,298	(534,870)	328,348	(9,409)	34,962
Equity transactions:
Contract purchase payments	17,149	16,666	21,677	43,226	16,210	14,653
Transfers (to) and from other subaccounts	0	14,035	0	2,227	69,449	1,283
Transfers (to) and from fixed dollar contract	6,954	(3,633)	2,688	12,991	2,010	3,483
Withdrawals, surrenders and death benefit payments	(9,398)	(24,160)	(81,475)	(247,128)	0	0
Surrender charges (note 2)	(5)	(178)	(7)	(589)	0	0
Lapse charges (note 2)	0	0	0	0	0	0
Cost of insurance and other administrative fees (note 2)	(24,624)	(22,422)	(38,138)	(41,305)	(5,153)	(4,170)
Net equity transactions	(9,924)	(19,692)	(95,255)	(230,578)	82,516	15,249
Net change in contract owners' equity	(215,578)	210,606	(630,125)	97,770	73,107	50,211
Contract owners' equity:
Beginning of period	1,024,851	814,245	1,644,058	1,546,288	193,202	142,991
End of period	$809,273	$1,024,851	$1,013,933	$1,644,058	$266,309	$193,202

Change in units:
Beginning units	25,120	25,635	33,039	37,606	5,924	5,393
Units purchased	1,124	2,222	1,621	2,838	3,183	951
Units redeemed	(1,344)	(2,737)	(4,240)	(7,405)	(301)	(420)
Ending units	24,900	25,120	30,420	33,039	8,806	5,924

The accompanying notes are an integral part of these financial statements.

Ohio National Variable Account R

Statements of Changes in Contract Owners' Equity (Continued)	For the Periods Ended December 31, 2022 and 2021

	GSVS - U.S. Equity Insights Subaccount	GSVS - U.S. Equity Insights Subaccount	GSVS - Strategic Growth Subaccount	GSVS - Strategic Growth Subaccount	LAZS - Emerging Markets Equity Subaccount	LAZS - Emerging Markets Equity Subaccount
	2022	2021	2022	2021	2022	2021
Increase (decrease) in contract owners' equity from operations:
Net investment activity	$177	$361	$(731)	$(915)	$113,810	$70,320
Reinvested capital gains	117	7,484	19,506	18,331	0	0
Realized gain (loss)	(783)	510	(2,067)	1,871	(24,530)	89,021
Unrealized gain (loss)	(5,121)	(1,766)	(68,167)	7,097	(753,949)	29,576
Net increase (decrease) in contract owners' equity from operations	(5,610)	6,589	(51,459)	26,384	(664,669)	188,917
Equity transactions:
Contract purchase payments	1,365	3,572	8,571	9,889	157,812	188,819
Transfers (to) and from other subaccounts	(1,446)	5,877	0	0	(60,045)	502,973
Transfers (to) and from fixed dollar contract	(7,977)	734	(7,351)	(1,340)	(13,682)	15,799
Withdrawals, surrenders and death benefit payments	(27)	0	(265)	0	(73,276)	(260,121)
Surrender charges (note 2)	0	0	(1,350)	0	(1,796)	(1,684)
Lapse charges (note 2)	0	0	0	0	0	0
Cost of insurance and other administrative fees (note 2)	(470)	(455)	(4,036)	(3,989)	(155,756)	(149,754)
Net equity transactions	(8,555)	9,728	(4,431)	4,560	(146,743)	296,032
Net change in contract owners' equity	(14,165)	16,317	(55,890)	30,944	(811,412)	484,949
Contract owners' equity:
Beginning of period	34,971	18,654	155,735	124,791	4,383,678	3,898,729
End of period	$20,806	$34,971	$99,845	$155,735	$3,572,266	$4,383,678

Change in units:
Beginning units	638	436	2,076	2,007	101,185	94,204
Units purchased	86	233	189	172	7,557	29,324
Units redeemed	(246)	(31)	(273)	(103)	(10,876)	(22,343)
Ending units	478	638	1,992	2,076	97,866	101,185

The accompanying notes are an integral part of these financial statements.

Ohio National Variable Account R

Statements of Changes in Contract Owners' Equity (Continued)	For the Periods Ended December 31, 2022 and 2021

	LAZS - U.S. Small-Mid Cap Equity Subaccount	LAZS - U.S. Small-Mid Cap Equity Subaccount	LAZS - International Equity Subaccount	LAZS - International Equity Subaccount	PRS2 - PSF PGIM Jennison Focused Blend Subaccount	PRS2 - PSF PGIM Jennison Focused Blend Subaccount
	2022	2021	2022	2021	2022	2021
Increase (decrease) in contract owners' equity from operations:
Net investment activity	$(10,477)	$(11,032)	$16,068	$2,602	$(16,364)	$(21,450)
Reinvested capital gains	743,944	3,602	55,335	6,585	0	0
Realized gain (loss)	(9,165)	54,263	(22,011)	10,920	209,344	863,738
Unrealized gain (loss)	(1,243,888)	518,649	(122,732)	15,061	(1,515,784)	(88,081)
Net increase (decrease) in contract owners' equity from operations	(519,586)	565,482	(73,340)	35,168	(1,322,804)	754,207
Equity transactions:
Contract purchase payments	84,289	138,900	27,951	32,896	113,286	118,680
Transfers (to) and from other subaccounts	(50,715)	(35,601)	37,625	(279,402)	(73,920)	(395,065)
Transfers (to) and from fixed dollar contract	87	5,863	1,469	50	12,640	(5,870)
Withdrawals, surrenders and death benefit payments	(101,952)	(218,877)	(28,938)	(12,977)	(239,540)	(359,972)
Surrender charges (note 2)	(414)	(9)	(171)	(337)	(2,204)	(87)
Lapse charges (note 2)	0	0	0	0	0	0
Cost of insurance and other administrative fees (note 2)	(91,124)	(92,677)	(18,129)	(20,374)	(167,368)	(171,133)
Net equity transactions	(159,829)	(202,401)	19,807	(280,144)	(357,106)	(813,447)
Net change in contract owners' equity	(679,415)	363,081	(53,533)	(244,976)	(1,679,910)	(59,240)
Contract owners' equity:
Beginning of period	3,343,075	2,979,994	545,684	790,660	5,123,958	5,183,198
End of period	$2,663,660	$3,343,075	$492,151	$545,684	$3,444,048	$5,123,958

Change in units:
Beginning units	53,348	56,579	34,225	52,092	68,422	79,926
Units purchased	3,222	4,812	12,911	2,450	3,435	12,704
Units redeemed	(5,880)	(8,043)	(10,545)	(20,317)	(9,211)	(24,208)
Ending units	50,690	53,348	36,591	34,225	62,646	68,422

The accompanying notes are an integral part of these financial statements.

Ohio National Variable Account R

Statements of Changes in Contract Owners' Equity (Continued)	For the Periods Ended December 31, 2022 and 2021

	PRS2 - PSF PGIM Jennison Growth Subaccount	PRS2 - PSF PGIM Jennison Growth Subaccount	JPMI - Small Cap Core Subaccount	JPMI - Small Cap Core Subaccount	JPMI - Mid Cap Value Subaccount	JPMI - Mid Cap Value Subaccount
	2022	2021	2022	2021	2022	2021
Increase (decrease) in contract owners' equity from operations:
Net investment activity	$(4,680)	$(6,168)	$211	$616	$22,222	$21,594
Reinvested capital gains	0	0	136,316	21,414	614,784	222,826
Realized gain (loss)	45,061	78,471	4,892	43,115	80,585	216,054
Unrealized gain (loss)	(498,754)	89,569	(297,539)	74,221	(1,118,573)	640,932
Net increase (decrease) in contract owners' equity from operations	(458,373)	161,872	(156,120)	139,366	(400,982)	1,101,406
Equity transactions:
Contract purchase payments	25,059	36,829	22,112	24,917	100,196	102,363
Transfers (to) and from other subaccounts	(95,996)	117,003	13,636	89,092	(16,767)	(41,427)
Transfers (to) and from fixed dollar contract	15,253	(8,692)	684	(22,464)	46,117	(5,658)
Withdrawals, surrenders and death benefit payments	(17)	(5,121)	(56,329)	(75,025)	(161,861)	(289,097)
Surrender charges (note 2)	0	(9)	0	(1)	(106)	(92)
Lapse charges (note 2)	0	0	0	0	0	0
Cost of insurance and other administrative fees (note 2)	(31,040)	(33,953)	(18,497)	(18,792)	(135,243)	(120,763)
Net equity transactions	(86,741)	106,057	(38,394)	(2,273)	(167,664)	(354,674)
Net change in contract owners' equity	(545,114)	267,929	(194,514)	137,093	(568,646)	746,732
Contract owners' equity:
Beginning of period	1,259,672	991,743	827,467	690,374	4,693,279	3,946,547
End of period	$714,558	$1,259,672	$632,953	$827,467	$4,124,633	$4,693,279

Change in units:
Beginning units	13,636	12,313	15,093	15,171	66,404	71,987
Units purchased	785	3,140	1,940	3,202	4,951	5,591
Units redeemed	(1,882)	(1,817)	(2,611)	(3,280)	(7,337)	(11,174)
Ending units	12,539	13,636	14,422	15,093	64,018	66,404

The accompanying notes are an integral part of these financial statements.

Ohio National Variable Account R

Statements of Changes in Contract Owners' Equity (Continued)	For the Periods Ended December 31, 2022 and 2021

	MFSI - New Discovery Subaccount	MFSI - New Discovery Subaccount	MFSI - Mid Cap Growth Subaccount	MFSI - Mid Cap Growth Subaccount	MFSI - Total Return Subaccount	MFSI - Total Return Subaccount
	2022	2021	2022	2021	2022	2021
Increase (decrease) in contract owners' equity from operations:
Net investment activity	$(2,555)	$(4,588)	$(5,178)	$(6,868)	$35,292	$44,290
Reinvested capital gains	222,854	183,729	215,755	381,347	285,531	182,745
Realized gain (loss)	(49,266)	140,092	(24,995)	33,004	53,160	59,790
Unrealized gain (loss)	(433,390)	(293,426)	(718,804)	(191,073)	(753,901)	178,789
Net increase (decrease) in contract owners' equity from operations	(262,357)	25,807	(533,222)	216,410	(379,918)	465,614
Equity transactions:
Contract purchase payments	35,431	50,874	42,713	51,050	185,572	184,371
Transfers (to) and from other subaccounts	(76,062)	(54,599)	(82,084)	104,530	1,999	(138,453)
Transfers (to) and from fixed dollar contract	(1,262)	3,466	2,930	10,500	(412,953)	(932)
Withdrawals, surrenders and death benefit payments	(6,875)	(89,652)	(13,333)	(15,956)	(44,607)	(11,131)
Surrender charges (note 2)	(1,081)	(7)	(266)	(649)	(9)	(2)
Lapse charges (note 2)	0	0	0	0	0	0
Cost of insurance and other administrative fees (note 2)	(24,075)	(29,236)	(35,300)	(40,332)	(106,668)	(102,007)
Net equity transactions	(73,924)	(119,154)	(85,340)	109,143	(376,666)	(68,154)
Net change in contract owners' equity	(336,281)	(93,347)	(618,562)	325,553	(756,584)	397,460
Contract owners' equity:
Beginning of period	909,170	1,002,517	1,876,158	1,550,605	3,868,075	3,470,615
End of period	$572,889	$909,170	$1,257,596	$1,876,158	$3,111,491	$3,868,075

Change in units:
Beginning units	14,901	16,565	44,727	41,783	121,586	123,262
Units purchased	1,137	7,646	1,924	7,719	8,173	9,026
Units redeemed	(2,525)	(9,310)	(4,232)	(4,775)	(20,470)	(10,702)
Ending units	13,513	14,901	42,419	44,727	109,289	121,586

The accompanying notes are an integral part of these financial statements.

Ohio National Variable Account R

Statements of Changes in Contract Owners' Equity (Continued)	For the Periods Ended December 31, 2022 and 2021

	MFS2 - Massachusetts Investors Growth Stock Subaccount	MFS2 - Massachusetts Investors Growth Stock Subaccount	PVIA - Real Return Subaccount	PVIA - Real Return Subaccount	PVIA - Total Return Subaccount	PVIA - Total Return Subaccount
	2022	2021	2022	2021	2022	2021
Increase (decrease) in contract owners' equity from operations:
Net investment activity	$(2,193)	$(2,318)	$191,233	$142,270	$77,855	$60,577
Reinvested capital gains	42,015	44,020	0	0	0	179,912
Realized gain (loss)	1,002	15,374	(20,304)	31,697	(137,114)	4,640
Unrealized gain (loss)	(113,345)	16,929	(535,475)	(16,189)	(530,270)	(315,766)
Net increase (decrease) in contract owners' equity from operations	(72,521)	74,005	(364,546)	157,778	(589,529)	(70,637)
Equity transactions:
Contract purchase payments	3,793	4,053	237,224	240,499	169,203	187,808
Transfers (to) and from other subaccounts	0	(26,401)	79,051	(62,126)	(168,521)	226,048
Transfers (to) and from fixed dollar contract	(94)	44	(24,288)	(35,968)	(71,486)	(31,191)
Withdrawals, surrenders and death benefit payments	(5,297)	(18,625)	(194,542)	(73,429)	(241,768)	(132,821)
Surrender charges (note 2)	0	0	(26)	(138)	(322)	(69)
Lapse charges (note 2)	0	0	0	0	0	0
Cost of insurance and other administrative fees (note 2)	(11,390)	(10,999)	(144,229)	(131,230)	(183,276)	(174,750)
Net equity transactions	(12,988)	(51,928)	(46,810)	(62,392)	(496,170)	75,025
Net change in contract owners' equity	(85,509)	22,077	(411,356)	95,386	(1,085,699)	4,388
Contract owners' equity:
Beginning of period	364,217	342,140	3,028,825	2,933,439	4,146,396	4,142,008
End of period	$278,708	$364,217	$2,617,469	$3,028,825	$3,060,697	$4,146,396

Change in units:
Beginning units	13,325	15,612	134,866	136,908	191,037	187,014
Units purchased	177	181	27,108	17,647	17,178	35,555
Units redeemed	(749)	(2,468)	(28,697)	(19,689)	(42,427)	(31,532)
Ending units	12,753	13,325	133,277	134,866	165,788	191,037

The accompanying notes are an integral part of these financial statements.

Ohio National Variable Account R

Statements of Changes in Contract Owners' Equity (Continued)	For the Periods Ended December 31, 2022 and 2021

	PVIA - Global Bond Opportunities Subaccount	PVIA - Global Bond Opportunities Subaccount	PVIA - Commodity RealReturn® Strategy Subaccount	PVIA - Commodity RealReturn® Strategy Subaccount	CALI - VP S&P 500 Index Subaccount	CALI - VP S&P 500 Index Subaccount
	2022	2021	2022	2021	2022	2021
Increase (decrease) in contract owners' equity from operations:
Net investment activity	$16,299	$90,180	$137,749	$13,879	$632	$898
Reinvested capital gains	18,413	29,561	0	0	9,886	7,514
Realized gain (loss)	(89,445)	(19,096)	(4,852)	(931)	1,880	9,285
Unrealized gain (loss)	(116,981)	(187,291)	(124,815)	69,361	(41,395)	19,610
Net increase (decrease) in contract owners' equity from operations	(171,714)	(86,646)	8,082	82,309	(28,997)	37,307
Equity transactions:
Contract purchase payments	64,267	93,933	11,995	8,455	0	0
Transfers (to) and from other subaccounts	(137,490)	266,352	479,192	123,738	0	0
Transfers (to) and from fixed dollar contract	(225,003)	290	(94,693)	3,387	(685)	(754)
Withdrawals, surrenders and death benefit payments	(42,566)	(95,058)	(141,184)	(6,573)	(3)	(18,931)
Surrender charges (note 2)	(86)	(82)	0	0	0	(2)
Lapse charges (note 2)	0	0	0	0	0	0
Cost of insurance and other administrative fees (note 2)	(69,158)	(71,391)	(25,635)	(9,358)	(5,493)	(5,177)
Net equity transactions	(410,036)	194,044	229,675	119,649	(6,181)	(24,864)
Net change in contract owners' equity	(581,750)	107,398	237,757	201,958	(35,178)	12,443
Contract owners' equity:
Beginning of period	1,785,679	1,678,281	407,155	205,197	154,933	142,490
End of period	$1,203,929	$1,785,679	$644,912	$407,155	$119,755	$154,933

Change in units:
Beginning units	87,328	78,078	35,413	23,621	4,411	5,171
Units purchased	5,738	34,448	36,510	16,479	0	0
Units redeemed	(26,411)	(25,198)	(19,893)	(4,687)	(205)	(760)
Ending units	66,655	87,328	52,030	35,413	4,206	4,411

The accompanying notes are an integral part of these financial statements.

Ohio National Variable Account R

Statements of Changes in Contract Owners' Equity (Continued)	For the Periods Ended December 31, 2022 and 2021

	BNYS - Appreciation Subaccount	BNYS - Appreciation Subaccount	ROYI - Small-Cap Subaccount	ROYI - Small-Cap Subaccount	ROYI - Micro-Cap Subaccount	ROYI - Micro-Cap Subaccount
	2022	2021	2022	2021	2022	2021
Increase (decrease) in contract owners' equity from operations:
Net investment activity	$(68)	$(1,744)	$225	$56,888	$(9,426)	$(13,372)
Reinvested capital gains	210,422	70,748	88,406	0	870,188	161,196
Realized gain (loss)	(7,740)	82,908	(24,517)	(19,503)	33,796	170,688
Unrealized gain (loss)	(358,787)	26,780	(613,984)	1,276,459	(1,724,195)	561,550
Net increase (decrease) in contract owners' equity from operations	(156,173)	178,692	(549,870)	1,313,844	(829,637)	880,062
Equity transactions:
Contract purchase payments	25,540	60,550	155,737	169,581	102,662	105,024
Transfers (to) and from other subaccounts	0	(7,486)	(48,923)	(56,786)	(101,788)	125,278
Transfers (to) and from fixed dollar contract	(524)	(7,730)	71,241	32,399	(36,035)	(4,983)
Withdrawals, surrenders and death benefit payments	(1,768)	(15,426)	(215,102)	(328,701)	(76,905)	(332,025)
Surrender charges (note 2)	(295)	(10)	(615)	(1,016)	(2,551)	(738)
Lapse charges (note 2)	0	0	0	0	0	0
Cost of insurance and other administrative fees (note 2)	(18,146)	(16,933)	(171,731)	(168,344)	(98,278)	(105,006)
Net equity transactions	4,807	12,965	(209,393)	(352,867)	(212,895)	(212,450)
Net change in contract owners' equity	(151,366)	191,657	(759,263)	960,977	(1,042,532)	667,612
Contract owners' equity:
Beginning of period	839,318	647,661	5,701,922	4,740,945	3,723,194	3,055,582
End of period	$687,952	$839,318	$4,942,659	$5,701,922	$2,680,662	$3,723,194

Change in units:
Beginning units	14,919	14,486	115,497	122,785	72,834	77,116
Units purchased	674	15,199	8,694	21,136	4,506	8,377
Units redeemed	(522)	(14,766)	(13,110)	(28,424)	(9,226)	(12,659)
Ending units	15,071	14,919	111,081	115,497	68,114	72,834

The accompanying notes are an integral part of these financial statements.

Ohio National Variable Account R

Statements of Changes in Contract Owners' Equity (Continued)	For the Periods Ended December 31, 2022 and 2021

	AIMI - Invesco V.I. EQV International Equity Series II Subaccount	AIMI - Invesco V.I. EQV International Equity Series II Subaccount	NBAS - AMT Mid Cap Intrinsic Value Subaccount	NBAS - AMT Mid Cap Intrinsic Value Subaccount	FRT2 - Franklin Income VIP Subaccount	FRT2 - Franklin Income VIP Subaccount
	2022	2021	2022	2021	2022	2021
Increase (decrease) in contract owners' equity from operations:
Net investment activity	$6,247	$4,748	$(619)	$(315)	$133,979	$135,670
Reinvested capital gains	63,257	44,790	20,439	0	59,552	0
Realized gain (loss)	(3,560)	28,250	9,051	6,928	(598)	23,877
Unrealized gain (loss)	(191,283)	(41,813)	(49,027)	47,863	(382,378)	312,247
Net increase (decrease) in contract owners' equity from operations	(125,339)	35,975	(20,156)	54,476	(189,445)	471,794
Equity transactions:
Contract purchase payments	28,955	33,995	6,179	6,902	83,836	80,026
Transfers (to) and from other subaccounts	24,271	(93,611)	(29,417)	(14,468)	15,575	(180,860)
Transfers (to) and from fixed dollar contract	(822)	5,815	6	2,639	(9,962)	1,945
Withdrawals, surrenders and death benefit payments	(7,071)	(31,824)	(9,541)	3	(124,839)	(90,129)
Surrender charges (note 2)	(1,677)	(4)	0	0	(14)	(70)
Lapse charges (note 2)	0	0	0	0	0	0
Cost of insurance and other administrative fees (note 2)	(18,106)	(16,702)	(7,274)	(8,251)	(117,954)	(101,505)
Net equity transactions	25,550	(102,331)	(40,047)	(13,175)	(153,358)	(290,593)
Net change in contract owners' equity	(99,789)	(66,356)	(60,203)	41,301	(342,803)	181,201
Contract owners' equity:
Beginning of period	648,895	715,251	216,916	175,615	3,236,523	3,055,322
End of period	$549,106	$648,895	$156,713	$216,916	$2,893,720	$3,236,523

Change in units:
Beginning units	38,520	44,505	8,858	9,432	139,437	152,541
Units purchased	4,714	3,693	325	1,099	8,673	6,461
Units redeemed	(2,937)	(9,678)	(2,023)	(1,673)	(15,235)	(19,565)
Ending units	40,297	38,520	7,160	8,858	132,875	139,437

The accompanying notes are an integral part of these financial statements.

Ohio National Variable Account R

Statements of Changes in Contract Owners' Equity (Continued)	For the Periods Ended December 31, 2022 and 2021

	FRT2 - Franklin DynaTech VIP Subaccount	FRT2 - Franklin DynaTech VIP Subaccount	FRT2 - Templeton Foreign VIP Subaccount	FRT2 - Templeton Foreign VIP Subaccount	FRT4 - Franklin Income VIP Subaccount	FRT4 - Franklin Income VIP Subaccount
	2022	2021	2022	2021	2022	2021
Increase (decrease) in contract owners' equity from operations:
Net investment activity	$(2,231)	$(3,551)	$21,394	$14,191	$5,164	$4,501
Reinvested capital gains	281,213	51,228	0	0	2,246	0
Realized gain (loss)	(8,671)	60,263	(8,543)	5,333	(116)	194
Unrealized gain (loss)	(578,120)	7,032	(83,099)	20,252	(10,336)	10,973
Net increase (decrease) in contract owners' equity from operations	(307,809)	114,972	(70,248)	39,776	(3,042)	15,668
Equity transactions:
Contract purchase payments	14,319	20,779	39,042	32,192	13,235	11,747
Transfers (to) and from other subaccounts	13,685	(52,811)	5,580	(74,449)	67,164	(713)
Transfers (to) and from fixed dollar contract	6,373	4,343	(7,170)	458	0	0
Withdrawals, surrenders and death benefit payments	6	(95,628)	(2,860)	(37,387)	0	0
Surrender charges (note 2)	0	(223)	0	(1)	0	0
Lapse charges (note 2)	0	0	0	0	0	0
Cost of insurance and other administrative fees (note 2)	(15,971)	(18,875)	(38,023)	(34,536)	(3,388)	(2,598)
Net equity transactions	18,412	(142,415)	(3,431)	(113,723)	77,011	8,436
Net change in contract owners' equity	(289,397)	(27,443)	(73,679)	(73,947)	73,969	24,104
Contract owners' equity:
Beginning of period	766,854	794,297	860,997	934,944	114,752	90,648
End of period	$477,457	$766,854	$787,318	$860,997	$188,721	$114,752

Change in units:
Beginning units	16,765	20,018	65,333	73,345	4,153	3,797
Units purchased	1,374	1,976	6,862	4,367	3,354	483
Units redeemed	(625)	(5,229)	(7,051)	(12,379)	(218)	(127)
Ending units	17,514	16,765	65,144	65,333	7,289	4,153

The accompanying notes are an integral part of these financial statements.

Ohio National Variable Account R

Statements of Changes in Contract Owners' Equity (Continued)	For the Periods Ended December 31, 2022 and 2021

	FRT4 - Franklin DynaTech VIP Subaccount	FRT4 - Franklin DynaTech VIP Subaccount	FRT4 - Templeton Foreign VIP Subaccount	FRT4 - Templeton Foreign VIP Subaccount	FRT4 - Franklin Allocation VIP Subaccount	FRT4 - Franklin Allocation VIP Subaccount
	2022	2021	2022	2021	2022	2021
Increase (decrease) in contract owners' equity from operations:
Net investment activity	$(343)	$(482)	$3,595	$2,346	$828	$1,411
Reinvested capital gains	37,990	6,262	0	0	7,913	0
Realized gain (loss)	(1,026)	2,860	85	977	(3,437)	(1,268)
Unrealized gain (loss)	(76,300)	4,006	(13,814)	2,541	(21,264)	13,337
Net increase (decrease) in contract owners' equity from operations	(39,679)	12,646	(10,134)	5,864	(15,960)	13,480
Equity transactions:
Contract purchase payments	3,733	4,402	13,880	15,652	4,036	4,109
Transfers (to) and from other subaccounts	0	1,404	0	(7,326)	0	10,429
Transfers (to) and from fixed dollar contract	255	(16)	(6,458)	74	20	672
Withdrawals, surrenders and death benefit payments	0	(3,849)	(8,242)	(2,183)	(41,234)	(8,570)
Surrender charges (note 2)	0	(980)	(995)	(556)	0	0
Lapse charges (note 2)	0	0	0	0	0	0
Cost of insurance and other administrative fees (note 2)	(2,441)	(2,638)	(3,800)	(3,992)	(3,385)	(3,447)
Net equity transactions	1,547	(1,677)	(5,615)	1,669	(40,563)	3,193
Net change in contract owners' equity	(38,132)	10,969	(15,749)	7,533	(56,523)	16,673
Contract owners' equity:
Beginning of period	97,663	86,694	150,478	142,945	137,076	120,403
End of period	$59,531	$97,663	$134,729	$150,478	$80,553	$137,076

Change in units:
Beginning units	1,646	1,683	8,810	8,647	4,754	4,622
Units purchased	113	181	1,000	1,200	187	575
Units redeemed	(69)	(218)	(1,195)	(1,037)	(1,583)	(443)
Ending units	1,690	1,646	8,615	8,810	3,358	4,754

The accompanying notes are an integral part of these financial statements.

Ohio National Variable Account R

Statements of Changes in Contract Owners' Equity (Continued)	For the Periods Ended December 31, 2022 and 2021

	FEDS - Kaufmann Fund II Service Shares Subaccount	FEDS - Kaufmann Fund II Service Shares Subaccount	ALP2 - Morningstar Conservative ETF Asset Allocation Subaccount	ALP2 - Morningstar Conservative ETF Asset Allocation Subaccount	ALP2 - Morningstar Income & Growth ETF Asset Allocation Subaccount	ALP2 - Morningstar Income & Growth ETF Asset Allocation Subaccount
	2022	2021	2022	2021	2022	2021
Increase (decrease) in contract owners' equity from operations:
Net investment activity	$(3,258)	$(4,531)	$6,382	$6,687	$2,762	$2,039
Reinvested capital gains	117,562	75,926	19,234	17,004	11,219	8,428
Realized gain (loss)	(72,043)	24,009	(3,320)	2,778	(15,336)	1,345
Unrealized gain (loss)	(397,865)	(78,124)	(97,419)	(14,142)	(32,774)	3,019
Net increase (decrease) in contract owners' equity from operations	(355,604)	17,280	(75,123)	12,327	(34,129)	14,831
Equity transactions:
Contract purchase payments	60,703	64,341	13,101	12,266	18,172	19,164
Transfers (to) and from other subaccounts	(110,827)	100,017	(15,908)	0	0	(476)
Transfers (to) and from fixed dollar contract	5,654	(7,067)	(2,321)	5,554	263	(21)
Withdrawals, surrenders and death benefit payments	(36,377)	(28,729)	0	(33,095)	(102,092)	0
Surrender charges (note 2)	(2,628)	(312)	0	0	(170)	0
Lapse charges (note 2)	0	0	0	0	0	0
Cost of insurance and other administrative fees (note 2)	(26,275)	(29,487)	(22,510)	(20,829)	(12,941)	(12,424)
Net equity transactions	(109,750)	98,763	(27,638)	(36,104)	(96,768)	6,243
Net change in contract owners' equity	(465,354)	116,043	(102,761)	(23,777)	(130,897)	21,074
Contract owners' equity:
Beginning of period	1,153,219	1,037,176	638,974	662,751	277,555	256,481
End of period	$687,865	$1,153,219	$536,213	$638,974	$146,658	$277,555

Change in units:
Beginning units	21,885	19,979	41,771	43,982	14,374	14,037
Units purchased	2,380	4,561	3,221	1,361	1,152	1,530
Units redeemed	(5,407)	(2,655)	(4,943)	(3,572)	(6,777)	(1,193)
Ending units	18,858	21,885	40,049	41,771	8,749	14,374

The accompanying notes are an integral part of these financial statements.

Ohio National Variable Account R

Statements of Changes in Contract Owners' Equity (Continued)	For the Periods Ended December 31, 2022 and 2021

	ALP2 - Morningstar Balanced ETF Asset Allocation Subaccount	ALP2 - Morningstar Balanced ETF Asset Allocation Subaccount	ALP2 - Morningstar Growth ETF Asset Allocation Subaccount	ALP2 - Morningstar Growth ETF Asset Allocation Subaccount	ALP2 - Morningstar Aggressive Growth ETF Asset Allocation Subaccount	ALP2 - Morningstar Aggressive Growth ETF Asset Allocation Subaccount
	2022	2021	2022	2021	2022	2021
Increase (decrease) in contract owners' equity from operations:
Net investment activity	$15,538	$12,098	$39,757	$29,333	$18,443	$14,702
Reinvested capital gains	60,804	56,229	142,096	139,756	50,461	36,046
Realized gain (loss)	(11,166)	21,087	23,540	66,609	41,983	31,056
Unrealized gain (loss)	(261,015)	50,753	(748,284)	290,984	(322,179)	184,167
Net increase (decrease) in contract owners' equity from operations	(195,839)	140,167	(542,891)	526,682	(211,292)	265,971
Equity transactions:
Contract purchase payments	42,728	48,651	115,265	130,746	50,255	74,453
Transfers (to) and from other subaccounts	1,417	92,559	17,521	(75,497)	(33,497)	2,235
Transfers (to) and from fixed dollar contract	806	105,575	(83,000)	(54,343)	(49,330)	(20,585)
Withdrawals, surrenders and death benefit payments	(21,591)	(171,041)	(111,026)	(70,670)	(88,245)	(43,277)
Surrender charges (note 2)	0	(209)	(1,895)	(273)	(3,171)	(861)
Lapse charges (note 2)	0	0	0	0	0	0
Cost of insurance and other administrative fees (note 2)	(42,673)	(38,933)	(93,068)	(88,165)	(26,404)	(30,598)
Net equity transactions	(19,313)	36,602	(156,203)	(158,202)	(150,392)	(18,633)
Net change in contract owners' equity	(215,152)	176,769	(699,094)	368,480	(361,684)	247,338
Contract owners' equity:
Beginning of period	1,475,951	1,299,182	4,066,681	3,698,201	1,730,344	1,483,006
End of period	$1,260,799	$1,475,951	$3,367,587	$4,066,681	$1,368,660	$1,730,344

Change in units:
Beginning units	60,780	58,832	139,394	144,548	53,381	53,735
Units purchased	5,843	11,565	8,376	7,372	2,853	4,475
Units redeemed	(6,578)	(9,617)	(13,708)	(12,526)	(7,240)	(4,829)
Ending units	60,045	60,780	134,062	139,394	48,994	53,381

The accompanying notes are an integral part of these financial statements.

Ohio National Variable Account R

Statements of Changes in Contract Owners' Equity (Continued)	For the Periods Ended December 31, 2022 and 2021

	IVYV - Delaware Ivy VIP Asset Strategy Subaccount	IVYV - Delaware Ivy VIP Asset Strategy Subaccount	IVYV - Delaware Ivy VIP Natural Resources Subaccount	IVYV - Delaware Ivy VIP Natural Resources Subaccount	IVYV - Delaware Ivy VIP Science and Technology Subaccount	IVYV - Delaware Ivy VIP Science and Technology Subaccount
	2022	2021	2022	2021	2022	2021
Increase (decrease) in contract owners' equity from operations:
Net investment activity	$13,404	$15,385	$8,322	$4,935	$(15,100)	$(22,209)
Reinvested capital gains	96,689	135,682	0	0	395,179	1,262,507
Realized gain (loss)	(21,816)	15,138	25,257	(1,786)	(224,405)	274,052
Unrealized gain (loss)	(296,996)	(48,077)	35,888	76,035	(1,507,138)	(914,877)
Net increase (decrease) in contract owners' equity from operations	(208,719)	118,128	69,467	79,184	(1,351,464)	599,473
Equity transactions:
Contract purchase payments	46,153	53,629	22,881	18,402	122,855	179,554
Transfers (to) and from other subaccounts	(7,383)	114,364	418,438	47,107	(391,299)	109,127
Transfers (to) and from fixed dollar contract	36,253	10,665	4,126	4,339	49,330	23,135
Withdrawals, surrenders and death benefit payments	(56,544)	(45,656)	(138,448)	(5,023)	(167,992)	(519,203)
Surrender charges (note 2)	(515)	(1,326)	(1,810)	(84)	(3,791)	(2,385)
Lapse charges (note 2)	0	0	0	0	0	0
Cost of insurance and other administrative fees (note 2)	(58,527)	(53,050)	(18,736)	(11,720)	(105,315)	(120,043)
Net equity transactions	(40,563)	78,626	286,451	53,021	(496,212)	(329,815)
Net change in contract owners' equity	(249,282)	196,754	355,918	132,205	(1,847,676)	269,658
Contract owners' equity:
Beginning of period	1,372,909	1,176,155	409,627	277,422	4,422,530	4,152,872
End of period	$1,123,627	$1,372,909	$765,545	$409,627	$2,574,854	$4,422,530

Change in units:
Beginning units	55,966	52,558	36,863	31,391	56,425	60,566
Units purchased	4,466	9,293	40,625	8,658	4,124	7,553
Units redeemed	(6,307)	(5,885)	(18,555)	(3,186)	(11,990)	(11,694)
Ending units	54,125	55,966	58,933	36,863	48,559	56,425

The accompanying notes are an integral part of these financial statements.

Ohio National Variable Account R

Notes to Financial Statements	December 31, 2022

(1)	Basis of Presentation and Summary of Significant Accounting Policies

A.	Organization and Nature of Operations

Ohio National Variable Account R (the “Account”) is a separate account of Ohio National Life Assurance Corporation (“ONLAC”) established as a funding vehicle for variable universal life (“VUL”) insurance policies. The Account is registered as a unit investment trust under the Investment Company Act of 1940, as amended. The Account is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies”.

ONLAC is a wholly-owned subsidiary of The Ohio National Life Insurance Company (“ONLIC” or the “Company”). ONLIC is a stock life insurance company wholly-owned by Constellation Insurance, Inc. (“CNII”), formerly Ohio National Financial Services, Inc., a stock holding company. CNII is 100% owned by Constellation Insurance Holdings, Inc. (“CIHI”), formerly Ohio National Holdings, Inc. (“ONHI”) and Ohio National Mutual Holdings, Inc. (“ONMH”), a stock holding company organized under Ohio insurance laws.

In 1998, ONLIC became a stock company under provisions of Sections 3913.25 to 3913.38 of the Ohio Revised Code relating to mutual insurance holding companies.

On March 22, 2021, the Board of Directors of ONMH unanimously approved an agreement to enter into a strategic transaction (the “Transaction”) with Constellation Insurance, LP (“Constellation”) whereby Constellation would acquire ONMH. The agreement was signed on March 22, 2021. Constellation is backed by Caisse de dépôt et placement du Québec and Ontario Teachers’ Pension Plan Board, two of the world’s largest, premier, long-term institutional investors.

On March 11, 2022, the Members of ONMH voted to approve the Transaction. The Ohio Department of Insurance conducted a public hearing on March 18, 2022. ONMH received an order approving the Transaction and closed the Transaction on March 31, 2022.  The Transaction was structured as a sponsored demutualization, which means ONMH converted to a stock company and was renamed ONHI. Eligible members were compensated, in the aggregate of $500 million, for the extinguishment of their membership interests with additional policy benefits or cash, as applicable. In addition to member compensation, Constellation provided a commitment to infuse an additional $500 million of capital evenly over a four-year period beginning one year after the closing of the Transaction, further strengthening the Company’s capital position and its ability to fulfill its obligations and to invest in the future of the business.

B.	Assets of the Account

Assets of the Account are assigned to the following subaccounts in amounts equating to the Account’s ownership of each underlying mutual fund:

Ohio National Fund, Inc.: ON Bond, ON BlackRock Balanced Allocation, ON BlackRock Advantage International Equity, ON Janus Henderson Forty, ON AB Small Cap, ON AB Mid Cap Core, ON S&P 500® Index, ON BlackRock Advantage Large Cap Value, ON Federated High Income Bond, ON Nasdaq-100® Index, ON BlackRock Advantage Large Cap Core, ON BlackRock Advantage Small Cap Growth, ON S&P MidCap 400® Index, and ON BlackRock Advantage Large Cap Growth

Fidelity® Variable Insurance Products Fund - Service Class: VIP Government Money Market

Fidelity® Variable Insurance Products Fund - Service Class 2: VIP Mid Cap, VIP Contrafund®, VIP Growth, VIP Equity-Income, and VIP Real Estate

Janus Aspen Series - Institutional Shares: Janus Henderson Research, Janus Henderson Global Research, and Janus Henderson Balanced

Janus Aspen Series - Service Shares: Janus Henderson Research, Janus Henderson Global Research, Janus Henderson Balanced, and Janus Henderson Overseas

Legg Mason Partners Variable Equity Trust - Class I: ClearBridge Variable Dividend Strategy and ClearBridge Variable Large Cap Value

Allspring Variable Trust: VT Opportunity and VT Discovery

Morgan Stanley Variable Insurance Fund, Inc. – Class I: VIF U.S. Real Estate

Morgan Stanley Variable Insurance Fund, Inc. – Class II: VIF Core Plus Fixed Income, VIF U.S. Real Estate, and VIF Growth

Goldman Sachs Variable Insurance Trust - Institutional Shares: Large Cap Value, U.S. Equity Insights, and Strategic Growth

Goldman Sachs Variable Insurance Trust - Service Shares: Large Cap Value, U.S. Equity Insights, and Strategic Growth

Lazard Retirement Series, Inc. - Service Shares: Emerging Markets Equity, U.S. Small-Mid Cap Equity, and International Equity

The Prudential Series Fund, Inc. - Class II: PSF PGIM Jennison Focused Blend and PSF PGIM Jennison Growth

J.P. Morgan Insurance Trust - Class I: Small Cap Core and Mid Cap Value

MFS® Variable Insurance Trust - Service Class: New Discovery, Mid Cap Growth, and Total Return

MFS® Variable Insurance Trust II - Service Class: Massachusetts Investors Growth Stock

PIMCO Variable Insurance Trust - Administrative Shares: Real Return, Total Return, Global Bond Opportunities, and CommodityRealReturn® Strategy

Calvert Variable Products, Inc.: VP S&P 500 Index

BNY Mellon Variable Investment Fund - Service Class: Appreciation

Royce Capital Fund - Investment Class: Small-Cap and Micro-Cap

AIM Variable Insurance Funds (Invesco Variable Insurance Funds): Invesco V.I. EQV International Growth Series II

Neuberger Berman Advisers Management Trust - S Class: AMT Mid Cap Intrinsic Value

Franklin Templeton Variable Insurance Products Trust - Class 2: Franklin Income VIP, Franklin DynaTech VIP, and Templeton Foreign VIP

Franklin Templeton Variable Insurance Products Trust - Class 4: Franklin Income VIP, Franklin DynaTech VIP, Templeton Foreign VIP, and Franklin Allocation VIP

Federated Hermes Insurance Series: Kaufmann Fund II Service Shares

ALPS Variable Investors Trust - Class II: Morningstar Conservative ETF Asset Allocation, Morningstar Income & Growth ETF Asset Allocation, Morningstar Balanced ETF Asset Allocation, Morningstar Growth ETF Asset Allocation, and Morningstar Aggressive Growth ETF Asset Allocation

Ivy Variable Insurance Portfolios: Delaware Ivy VIP Asset Strategy, Delaware Ivy VIP Natural Resources, and Delaware Ivy VIP Science and Technology

The underlying mutual funds (“the funds”) in which the subaccounts invest are diversified open-end management investment companies. The funds are not available to the general public directly, but are available as investment options in variable annuity contracts and variable life insurance policies issued by life insurance companies. The investments of the funds are subject to varying degrees of market, interest and financial risks; the issuers' abilities to meet certain obligations may be affected by economic developments in their respective industries.

Some of the underlying mutual funds have been established by investment advisers that manage other mutual funds that may have similar names and investment objectives. While some of the underlying mutual funds may have holdings that are comparable to other similarly-named mutual funds, they may not be identical in portfolio management, composition, objective, or investment strategy. Consequently, the investment performance of an underlying mutual fund and a similarly-named fund may differ substantially.

Shares of the funds are purchased at Net Asset Value (“NAV”). The resulting value of assets is converted to accumulation units for the purpose of dividing the aggregate equity ownership of the subaccounts among affected contract owners.

Ohio National Investments, Inc. (“ONI”), a wholly-owned subsidiary of ONLIC, performs investment advisory services on behalf of the Ohio National Fund, Inc., in which the Account invests. For these services, ONI recorded advisory fees of approximately $53.3 million and $53.2 million from Ohio National Fund, Inc. for the periods ended December 31, 2022 and 2021, respectively.

Contract owners may, with certain restrictions, transfer their contract values between the Account and a fixed dollar contract (fixed account) maintained in the general account of ONLAC. The accompanying financial statements include only the contract owners’ premium payments pertaining to the variable portions of their policies and exclude any premium payments for fixed account benefits.

Guarantees within a contract or optional rider that exceed the value of the interest in the Account represent expenses of ONLAC and are paid from its general account.

C.	Security Valuation, Transactions and Related Investment Income

The fair value of the underlying mutual funds is based on the closing NAV of fund shares held at December 31, 2022.

Share transactions are recorded on the trade date. Income from dividends and capital gain distributions are recorded and reinvested in the subaccounts on the ex-dividend date. Net realized gains and losses are determined on the basis of average cost.

D.	Use of Estimates in Preparation of Financial Statements

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

E.	Subsequent Events

The Account has evaluated for subsequent events through April 20, 2023, which is the date these financial statements were issued, and there are no subsequent events to report.

(2)	Risk & Administrative Expense and Contract Charges

Although variable life payments differ according to the investment performance of the underlying subaccounts, they are not affected by mortality or expense experience because ONLAC assumes the expense risk and the mortality risk of the policies. ONLAC charges the Accounts' assets for assuming those risks. Such charges will be assessed through the unit value calculation.

At the end of each valuation period, ONLAC charges a mortality and expense risk fee and a fee for recovery of administrative expenses. Both fees are calculated based on Contract Owner’s Equity at the end of the valuation period and pre-determined annualized rates as stated in the product prospectuses. Administrative expenses include costs associated with providing accounting, administrative, compliance, and legal services necessary to support issuance and maintenance of contracts. The expense risk assumed by ONLAC is the risk that the deductions provided for in the variable life insurance policies may be insufficient to cover the actual costs to administer the terms stated in the contracts.

As long as a VUL policy remains in force, and upon receipt of due proof of an insured’s death, death benefit proceeds will be paid from the Account to a designated beneficiary pursuant to the terms of the policy. The amount of the death benefit payable will be determined as of the date of death, or on the next following valuation date if the date of death is not a valuation date, according to the death benefit option chosen by the policy owner. The amount of the benefit paid beyond the value of the related policy will be paid by ONLAC and represents an expense of ONLAC rather than the Account.

Each premium payment is subject to a premium expense charge. The premium expense charge is deducted in proportion to each policy’s current premium allocation choices. The premium expense charge has some of the following components: distribution charge for premiums paid, federal tax charge for premiums paid, and state or local taxes on premium payments. Total premium expense charges assessed by ONLAC amounted to $346,669 and $403,906 for the periods ended December 31, 2022 and 2021, respectively.

A surrender charge is assessed in connection with all complete surrenders, all decreases in stated amount and certain partial surrenders consisting of two components: (1) a contingent deferred sales charge, and (2) a contingent deferred insurance underwriting charge. The charges are assessed through the redemption of units, in an amount such that the value of the redeemed units at the end of the next valuation period are equivalent to the calculated dollar value of the charges.

The contingent deferred sales charge is a percentage of premiums paid in the first two contract years. The contingent deferred sales charge percentages are scaled by age at issue or increase. The contingent deferred sales charges were $2,647 and $104 for the periods ended December 31, 2022 and 2021 respectively. The contingent deferred insurance underwriting charge varies with the age at issue or increase. The contingent deferred insurance underwriting charges were $92,924 and $47,564 for the periods ended December 31, 2022 and 2021 respectively.

All other fees assessed on contracts, including transfer fees, administrative fees, cost of insurance, maintenance fees, unit loads, and fees for optional riders, are charged to contracts upon the event related to the expense. These charges are also assessed through the redemption of units, in an amount such that the value of the redeemed units at the end of the next valuation period are equivalent to the calculated dollar value of the charge.

The table on the following pages illustrates product and contract level charges:

The following basic charge is assessed through reduction of daily unit values:

Mortality and Expense Risk Fees
This basic charge is assessed through reduction of daily unit values	0.75%

The following charges are assessed through the redemption of units:

Premium Expense Charge
Deducted from premiums upon receipt.	1.25% to 7.50%
Premium Taxes
Deducted from premiums upon receipt. Variable depending on state of policy issue.	0% to 6%
Surrender Fees
Of stated surrendered amount upon full surrender, partial surrender, or lapse (per $1,000). Additional fees may be charged if surrender is within the first year of policy.	$7.32 to $60.00
Transfer Fees - per transfer
(Currently no charge for the first 4 transfers each contract year)	$3 to $15
Administrative Fees
Upon the partial surrender amount.	the lesser of $25 or 2%
Cost of Insurance
Deducted monthly. Determined by age, gender and rate class with the maximums not exceeding charges posted in the 1980 Commissioner's Standard Ordinary Mortality tables. (per $1,000)	$0.00008 to $83.33
Maintenance Fee
Deducted monthly.	$5 to $10
Unit Load
Deducted monthly. Charge is based on the issue age of the younger insured.	$0.033 to $0.05
Death Benefit Guarantee Option
Deducted monthly.
Stated amount for 10 year to age 70 guarantee (per $1,000)	$0.01
Stated amount of the guarantee to maturity (per $1,000)	$0.01 to $0.03
Term Rider
Deducted monthly. Provides additional death benefit on the life of the policyholder. (per $1,000)	$0.01 to $83.33
Additional Insured Term
Deducted Monthly. Provides additional death benefit on the life of another person. (per $1,000)	$0.01 to $83.33

Spousal Insured Term
Deducted Monthly. Provides additional death benefit on the life of the insured spouse. (per $1,000)	$0.01 to $83.33
Family Term Life Insurance
Deducted monthly. Provides term insurance coverage on all current and future children. Regardless of the number of children. (per $1,000)	$0.44
Continuation of Coverage Rider
Deducted monthly. Provides for payment of full death benefit past maturity date. (per $1,000)	$0.00 to $0.90
Accidental Death Benefit
Deducted monthly. Provides additional death benefit if insured's sole cause of death is an accident. (per $1,000)	$0.05 to $0.29
Lifetime Advantage Rider
Upon submission of claim. Allows for up to one half of the death benefit (up to $250,000) to be paid in advance of the death of the insured in the event of terminal illness. There may be an administrative charge if permitted under state law.	$100
Exchange of Life Insured - per exchange
Allows the insured life to be changed.	$75
Guaranteed Purchase Option
Deducted monthly. Provides the right to purchase chosen amount of insurance coverage at certain dates without evidence of insurability. (per $1,000)	$0.02 to $0.19
Waiver of Stipulated Premium for Total Disability
Deducted monthly. Credits a stipulated premium to the policy if insured is totally disabled. (per $1.00)	$0.01 to $0.18
Preferred Loan Rider
Deducted monthly. Allows a policy loan after 10 years without large out-of-pocket interest charges. Charge is equal to annual charge of 0.20% of Accumulation Value (annualized).	0.20%
Joint Term Life Rider
Deducted monthly. Provides for the purchase of additional second to die term insurance as part of your policy. (per $1,000)	$0.00008 to $83.33
Double Coverage Rider
Deducted monthly. Provides for payment of double the death benefit if both the insureds die within the first four policy years. (per $1,000)	$0.00008 to $83.33
Single Term Life Rider
Deducted monthly. Allows the purchase of additional term life insurance on one of the insureds. (per $1,000)	$0.05 to $83.33
Family Split Option Rider
Deducted monthly. Enables the dividing of a policy into two individual policies in the event of divorce or tax law changes. (per $1,000)	$0.005
Waiver of Premium at First Death
Deducted monthly. Credits a stipulated premium to the policy upon the death of the first insured to die. (per $1,000)	$0.01 to $0.59

Further information regarding fees, terms, and availability is provided in the prospectus for each of the products available through the Account.

(3)	Federal Income Taxes

Operations of the Account form a part of, and are taxed with, the operations of ONLAC, which is taxed as an insurance company under the Internal Revenue Code. Taxes are the responsibility of the contract owner upon surrender or withdrawal. No Federal income taxes are payable under the present law on dividend income or capital gains distribution from the fund shares held in the Account or on capital gains realized by the Account upon redemption of the fund shares. Accordingly, ONLAC does not provide income taxes within the Account.

(4)	Investments

In accordance with FASB ASC 820, Fair Value Measurements and Disclosures, fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. In determining fair value, the Account generally uses a market approach as the calculation technique due to the nature of the mutual fund investments offered in the Account. This technique maximizes the use of observable inputs and minimizes the use of unobservable inputs.

The Account categorizes its financial instruments into a three-level hierarchy based on the priority of the inputs to the valuation technique. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). If the inputs used to measure fair value fall within different levels of the hierarchy, the category level is based on the lowest priority level input that is significant to the fair value measurement of the instrument in its entirety.

The Account categorizes financial assets recorded at fair value as follows:

Level 1:	Unadjusted quoted prices accessible in active markets for identical assets at the measurement date. The assets utilizing Level 1 valuations represent investments in privately-traded registered mutual funds with readily determinable NAV. The Account has the ability to redeem its interest in the funds with the investee at NAV daily.
Level 2:	Unadjusted quoted prices for similar assets in active markets or inputs (other than quoted prices) that are observable or that are derived principally from or corroborated by observable market data through correlation or other means.
Level 3:	Prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. Inputs reflect management’s best estimate about the assumptions market participants would use at the measurement date in pricing the asset or liability. Consideration is given to the risk inherent in both the method of valuation and the valuation inputs.

The only type of investments used by the subaccounts is open-end 1940 Act mutual funds. These funds are valued using daily Net Asset Values (NAVs), which are deemed to approximate fair value. As such, all funds are classified as Level 1 investments.

The cost of purchases and proceeds from sales of investments for the period ended December 31, 2022 were as follows:

	Purchases	Sales
ONFI - ON Bond Subaccount	$425,406	$399,866
ONFI - ON BlackRock Balanced Allocation Subaccount	2,367,765	856,575
ONFI - ON BlackRock Advantage International Equity Subaccount	1,911,768	1,242,874
ONFI - ON Janus Henderson Forty Subaccount	5,434,490	627,306
ONFI - ON AB Small Cap Subaccount	7,385,983	1,410,125
ONFI - ON AB Mid Cap Core Subaccount	4,705,060	1,073,471
ONFI - ON S&P 500® Index Subaccount	6,514,577	3,307,907
ONFI - ON BlackRock Advantage Large Cap Value Subaccount	511,036	162,978
ONFI - ON Federated High Income Bond Subaccount	293,248	448,593
ONFI - ON Nasdaq-100® Index Subaccount	2,212,235	863,822
ONFI - ON BlackRock Advantage Large Cap Core Subaccount	9,606,033	3,551,113
ONFI - ON BlackRock Advantage Small Cap Growth Subaccount	1,295,913	346,449
ONFI - ON S&P MidCap 400® Index Subaccount	237,975	177,116
ONFI - ON BlackRock Advantage Large Cap Growth Subaccount	132,846	19,895
FIDS - VIP Government Money Market Subaccount	3,406,491	2,175,481
FID2 - VIP Mid Cap Subaccount	1,536,421	1,648,619
FID2 - VIP Contrafund® Subaccount	1,669,872	2,418,673
FID2 - VIP Growth Subaccount	971,039	806,704
FID2 - VIP Equity-Income Subaccount	661,453	405,409
FID2 - VIP Real Estate Subaccount	268,008	373,820
JASI - Janus Henderson Research Subaccount	1,833,689	2,268,858
JASI - Janus Henderson Global Research Subaccount	509,425	429,608
JASI - Janus Henderson Balanced Subaccount	342,931	403,464
JASS - Janus Henderson Research Subaccount	556,479	200,667
JASS - Janus Henderson Global Research Subaccount	421,878	266,937
JASS - Janus Henderson Balanced Subaccount	499,373	540,962
JASS - Janus Henderson Overseas Subaccount	396,596	550,585
LEGI - ClearBridge Variable Dividend Strategy Subaccount	190,078	78,519
LEGI - ClearBridge Variable Large Cap Value Subaccount	91,540	43,056
ASVT - VT Opportunity Subaccount	37,795	14,740
ASVT - VT Discovery Subaccount	137,218	27,216
MSVI - VIF U.S. Real Estate Subaccount	324,675	233,591
MSV2 - VIF Core Plus Fixed Income Subaccount	160,100	150,159
MSV2 - VIF U.S. Real Estate Subaccount	385,986	126,296
MSV2 - VIF Growth Subaccount	1,339,348	415,531
GSVI - Large Cap Value Subaccount	534,628	305,279
GSVI - U.S. Equity Insights Subaccount	49,406	52,079
GSVI - Strategic Growth Subaccount	271,145	161,261
GSVS - Large Cap Value Subaccount	120,698	9,798
GSVS - U.S. Equity Insights Subaccount	4,205	12,466
GSVS - Strategic Growth Subaccount	30,265	15,921
LAZS - Emerging Markets Equity Subaccount	397,911	430,844
LAZS - U.S. Small-Mid Cap Equity Subaccount	907,211	333,573
LAZS - International Equity Subaccount	238,477	147,267
PRS2 - PSF PGIM Jennison Focused Blend Subaccount	188,089	561,559
PRS2 - PSF PGIM Jennison Growth Subaccount	52,085	143,506
JPMI - Small Cap Core Subaccount	221,127	122,994
JPMI - Mid Cap Value Subaccount	972,281	502,939
MFSI - New Discovery Subaccount	271,911	125,536
MFSI - Mid Cap Growth Subaccount	272,127	146,890
MFSI - Total Return Subaccount	568,274	624,117
MFS2 - Massachusetts Investors Growth Stock Subaccount	45,813	18,979
PVIA - Real Return Subaccount	748,496	604,073
PVIA - Total Return Subaccount	411,973	830,288
PVIA - Global Bond Opportunities Subaccount	138,144	513,468
PVIA - CommodityRealReturn® Strategy Subaccount	649,562	282,138
CALI - VP S&P 500 Index Subaccount	11,491	7,154
BNYS - Appreciation Subaccount	242,753	27,592
ROYI - Small-Cap Subaccount	467,717	588,479
ROYI - Micro-Cap Subaccount	1,040,715	392,848
AIMI - Invesco V.I. EQV International Equity Series II Subaccount	138,796	43,742
NBAS - AMT Mid Cap Intrinsic Value Subaccount	27,710	47,937
FRT2 - Franklin Income VIP Subaccount	383,112	342,939
FRT2 - Franklin DynaTech VIP Subaccount	319,189	21,795
FRT2 - Templeton Foreign VIP Subaccount	107,571	89,608
FRT4 - Franklin Income VIP Subaccount	90,390	5,969
FRT4 - Franklin DynaTech VIP Subaccount	42,443	3,249
FRT4 - Templeton Foreign VIP Subaccount	18,832	20,852
FRT4 - Franklin Allocation VIP Subaccount	13,501	45,323
FEDS - Kaufmann Fund II Service Shares Subaccount	211,700	207,146
ALP2 - Morningstar Conservative ETF Asset Allocation Subaccount	71,125	73,147
ALP2 - Morningstar Income & Growth ETF Asset Allocation Subaccount	35,389	118,176
ALP2 - Morningstar Balanced ETF Asset Allocation Subaccount	201,103	144,074
ALP2 - Morningstar Growth ETF Asset Allocation Subaccount	405,246	379,596
ALP2 - Morningstar Aggressive Growth ETF Asset Allocation Subaccount	146,882	228,370
IVYV - Delaware Ivy VIP Asset Strategy Subaccount	209,694	140,164
IVYV - Delaware Ivy VIP Natural Resources Subaccount	536,710	241,937
IVYV - Delaware Ivy VIP Science and Technology Subaccount	637,509	753,642

(5)	Financial Highlights

The following is a summary of accumulation units, value per unit, fair value (fair value represents the contracts in accumulation period) as of December 31, expenses, total return, and investment income ratio for the periods then ended, for the respective subaccounts and products:

	Year	Accumulation Units***	Value Per Unit	Fair Value	Expenses*	Total Return**	Investment Income Ratio****
ONFI - ON Equity Subaccount	2018	313,278	$48.504693	$15,195,469	0.75%	-14.47%	0.00%
ONFI - ON Bond Subaccount	2022	61,494	$43.462858	$2,672,723	0.75%	-15.82%	3.35%
ONFI - ON Bond Subaccount	2021	63,207	$51.628606	$3,263,302	0.75%	-2.25%	2.70%
ONFI - ON Bond Subaccount	2020	74,033	$52.816211	$3,910,130	0.75%	8.78%	0.67%
ONFI - ON Bond Subaccount	2019	71,665	$48.555090	$3,479,697	0.75%	13.87%	2.16%
ONFI - ON Bond Subaccount	2018	78,251	$42.639222	$3,336,546	0.75%	-3.80%	0.00%
ONFI - ON BlackRock Balanced Allocation Subaccount	2022	117,063	$73.574565	$8,612,833	0.75%	-19.02%	1.44%
ONFI - ON BlackRock Balanced Allocation Subaccount	2021	120,818	$90.852290	$10,976,578	0.75%	18.17%	1.53%
ONFI - ON BlackRock Balanced Allocation Subaccount	2020	125,819	$76.880781	$9,673,079	0.75%	14.78%	0.19%
ONFI - ON BlackRock Balanced Allocation Subaccount	2019	141,607	$66.979012	$9,484,730	0.75%	28.33%	0.67%
ONFI - ON BlackRock Balanced Allocation Subaccount	2018	129,584	$52.192000	$6,763,247	0.75%	-15.21%	0.00%
ONFI - ON BlackRock Advantage International Equity Subaccount	2022	287,278	$27.043353	$7,768,956	0.75%	-14.12%	2.66%
ONFI - ON BlackRock Advantage International Equity Subaccount	2021	306,127	$31.488155	$9,639,386	0.75%	12.65%	1.37%
ONFI - ON BlackRock Advantage International Equity Subaccount	2020	317,207	$27.952084	$8,866,598	0.75%	5.94%	0.68%
ONFI - ON BlackRock Advantage International Equity Subaccount	2019	214,128	$26.384046	$5,649,561	0.75%	19.82%	1.67%
ONFI - ON BlackRock Advantage International Equity Subaccount	2018	237,228	$22.019728	$5,223,699	0.75%	-13.98%	0.00%
ONFI - ON Capital Appreciation Subaccount	2018	142,164	$64.275981	$9,137,735	0.75%	-14.23%	0.00%
ONFI - ON Foreign Subaccount	2019	82,523	$41.310493	$3,409,058	0.75%	9.35%	1.56%
ONFI - ON Foreign Subaccount	2018	90,689	$37.778288	$3,426,086	0.75%	-16.26%	0.00%
ONFI - ON Janus Henderson Forty Subaccount	2022	142,970	$35.334166	$5,051,711	0.75%	-34.41%	0.00%
ONFI - ON Janus Henderson Forty Subaccount	2021	148,825	$53.872794	$8,017,618	0.75%	18.81%	0.00%
ONFI - ON Janus Henderson Forty Subaccount	2020	144,699	$45.344002	$6,561,228	0.75%	36.84%	0.00%
ONFI - ON Janus Henderson Forty Subaccount	2019	169,487	$33.135561	$5,616,045	0.75%	33.88%	0.00%
ONFI - ON Janus Henderson Forty Subaccount	2018	175,253	$24.749787	$4,337,475	0.75%	4.43%	0.00%
ONFI - ON AB Small Cap Subaccount	2022	189,802	$51.566313	$9,787,397	0.75%	-29.26%	0.05%
ONFI - ON AB Small Cap Subaccount	2021	204,062	$72.897397	$14,875,616	0.75%	7.37%	0.00%
ONFI - ON AB Small Cap Subaccount	2020	212,477	$67.895635	$14,426,262	0.75%	33.04%	0.12%
ONFI - ON AB Small Cap Subaccount	2019	233,720	$51.035252	$11,927,941	0.75%	27.65%	0.00%
ONFI - ON AB Small Cap Subaccount	2018	255,996	$39.980423	$10,234,821	0.75%	-7.07%	0.00%
ONFI - ON AB Mid Cap Core Subaccount	2022	122,632	$66.286613	$8,128,852	0.75%	-23.88%	0.23%
ONFI - ON AB Mid Cap Core Subaccount	2021	128,996	$87.086893	$11,233,904	0.75%	15.92%	0.15%
ONFI - ON AB Mid Cap Core Subaccount	2020	139,276	$75.126156	$10,463,278	0.75%	18.26%	0.08%
ONFI - ON AB Mid Cap Core Subaccount	2019	150,533	$63.527282	$9,562,958	0.75%	35.55%	0.00%
ONFI - ON AB Mid Cap Core Subaccount	2018	163,027	$46.864659	$7,640,184	0.75%	-3.94%	0.00%
ONFI - ON S&P 500® Index Subaccount	2022	504,250	$63.619819	$32,080,310	0.75%	-19.03%	1.19%
ONFI - ON S&P 500® Index Subaccount	2021	519,108	$78.569904	$40,786,246	0.75%	27.30%	1.48%
ONFI - ON S&P 500® Index Subaccount	2020	542,201	$61.720440	$33,464,868	0.75%	17.11%	0.40%
ONFI - ON S&P 500® Index Subaccount	2019	603,033	$52.701124	$31,780,542	0.75%	30.00%	1.29%
ONFI - ON S&P 500® Index Subaccount	2018	633,381	$40.540679	$25,677,707	0.75%	-5.49%	0.00%
ONFI - ON BlackRock Advantage Large Cap Value Subaccount	2022	54,983	$26.766714	$1,471,718	0.75%	-9.65%	1.58%
ONFI - ON BlackRock Advantage Large Cap Value Subaccount	2021	54,366	$29.625583	$1,610,637	0.75%	24.45%	1.34%
ONFI - ON BlackRock Advantage Large Cap Value Subaccount	2020	54,933	$23.804418	$1,307,652	0.75%	2.89%	0.84%
ONFI - ON BlackRock Advantage Large Cap Value Subaccount	2019	78,422	$23.136654	$1,814,426	0.75%	18.32%	2.96%
ONFI - ON BlackRock Advantage Large Cap Value Subaccount	2018	83,597	$19.554147	$1,634,678	0.75%	-9.13%	0.00%
ONFI - ON Federated High Income Bond Subaccount	2022	74,601	$30.684913	$2,289,118	0.75%	-12.09%	5.69%
ONFI - ON Federated High Income Bond Subaccount	2021	83,653	$34.904149	$2,919,822	0.75%	4.19%	4.96%
ONFI - ON Federated High Income Bond Subaccount	2020	97,721	$33.501029	$3,273,745	0.75%	5.47%	1.63%
ONFI - ON Federated High Income Bond Subaccount	2019	102,143	$31.764284	$3,244,499	0.75%	14.43%	4.63%
ONFI - ON Federated High Income Bond Subaccount	2018	97,592	$27.758764	$2,709,027	0.75%	-3.98%	0.00%
ONFI - ON ClearBridge Small Cap Subaccount	2018	99,995	$22.960949	$2,295,969	0.75%	-9.89%	0.00%
ONFI - ON Nasdaq-100® Index Subaccount	2022	134,780	$30.688260	$4,136,166	0.75%	-33.07%	0.44%
ONFI - ON Nasdaq-100® Index Subaccount	2021	146,273	$45.852185	$6,706,920	0.75%	26.04%	0.50%
ONFI - ON Nasdaq-100® Index Subaccount	2020	150,971	$36.377795	$5,492,009	0.75%	47.22%	0.18%
ONFI - ON Nasdaq-100® Index Subaccount	2019	134,176	$24.710439	$3,315,549	0.75%	37.83%	0.50%

	Year	Accumulation Units***	Value Per Unit	Fair Value	Expenses*	Total Return**	Investment Income Ratio****
ONFI - ON Nasdaq-100® Index Subaccount	2018	149,387	$17.928783	$2,678,319	0.75%	-1.17%	0.00%
ONFI - ON BlackRock Advantage Large Cap Core Subaccount	2022	652,633	$41.172310	$26,870,407	0.75%	-20.16%	0.78%
ONFI - ON BlackRock Advantage Large Cap Core Subaccount	2021	690,940	$51.565739	$35,628,834	0.75%	27.53%	0.98%
ONFI - ON BlackRock Advantage Large Cap Core Subaccount	2020	754,492	$40.434219	$30,507,287	0.75%	16.67%	0.19%
ONFI - ON BlackRock Advantage Large Cap Core Subaccount	2019	835,547	$34.657160	$28,957,700	0.75%	32.61%	1.35%
ONFI - ON BlackRock Advantage Large Cap Core Subaccount	2018	39,335	$26.135592	$1,028,046	0.75%	-18.58%	0.00%
ONFI - ON BlackRock Advantage Small Cap Growth Subaccount	2022	108,039	$28.210083	$3,047,778	0.75%	-26.67%	0.00%
ONFI - ON BlackRock Advantage Small Cap Growth Subaccount	2021	112,096	$38.472299	$4,312,590	0.75%	3.28%	0.00%
ONFI - ON BlackRock Advantage Small Cap Growth Subaccount	2020	118,523	$37.250698	$4,415,076	0.75%	33.33%	0.00%
ONFI - ON BlackRock Advantage Small Cap Growth Subaccount	2019	129,827	$27.937777	$3,627,081	0.75%	33.07%	0.10%
ONFI - ON BlackRock Advantage Small Cap Growth Subaccount	2018	43,506	$20.994567	$913,392	0.75%	-5.89%	0.00%
ONFI - ON ICON Balanced Subaccount	2018	65,431	$15.295679	$1,000,816	0.75%	-11.25%	0.00%
ONFI - ON S&P MidCap 400® Index Subaccount	2022	33,698	$21.937328	$739,248	0.75%	-14.04%	1.02%
ONFI - ON S&P MidCap 400® Index Subaccount	2021	36,168	$25.521485	$923,065	0.75%	23.25%	0.97%
ONFI - ON S&P MidCap 400® Index Subaccount	2020	37,957	$20.706766	$785,965	0.75%	12.48%	0.16%
ONFI - ON S&P MidCap 400® Index Subaccount	2019	37,159	$18.409066	$684,066	0.75%	24.64%	0.84%
ONFI - ON S&P MidCap 400® Index Subaccount	2018	38,074	$14.769620	$562,340	0.75%	-12.12%	0.00%
ONFI - ON BlackRock Advantage Large Cap Growth Subaccount	2022	3,481	$45.595336	$158,733	0.75%	-33.07%	0.00%
ONFI - ON BlackRock Advantage Large Cap Growth Subaccount	2021	3,707	$68.120029	$252,521	0.75%	25.74%	0.26%
ONFI - ON BlackRock Advantage Large Cap Growth Subaccount	2020	5,671	$54.173620	$307,198	0.75%	32.97%	0.22%
ONFI - ON BlackRock Advantage Large Cap Growth Subaccount	2019	2,703	$40.741667	$110,127	0.75%	37.65%	0.54%
ONFI - ON BlackRock Advantage Large Cap Growth Subaccount	2018	2,490	$29.598933	$73,694	0.75%	-15.52%	0.00%
FIDS - VIP Government Money Market Subaccount	2022	255,150	$21.181322	$5,404,408	0.75%	0.61%	1.41%
FIDS - VIP Government Money Market Subaccount	2021	198,245	$21.052918	$4,173,636	0.75%	-0.73%	0.01%
FIDS - VIP Government Money Market Subaccount	2020	225,156	$21.208700	$4,775,276	0.75%	-0.47%	0.24%
FIDS - VIP Government Money Market Subaccount	2019	208,249	$21.308401	$4,437,448	0.75%	1.16%	1.93%
FIDS - VIP Government Money Market Subaccount	2018	295,258	$21.064314	$6,219,408	0.75%	0.79%	1.53%
FID2 - VIP Mid Cap Subaccount	2022	209,139	$57.095061	$11,940,816	0.75%	-15.60%	0.27%
FID2 - VIP Mid Cap Subaccount	2021	225,031	$67.647426	$15,222,736	0.75%	24.37%	0.36%
FID2 - VIP Mid Cap Subaccount	2020	243,985	$54.390406	$13,270,467	0.75%	16.99%	0.40%
FID2 - VIP Mid Cap Subaccount	2019	274,667	$46.492468	$12,769,960	0.75%	22.26%	0.67%
FID2 - VIP Mid Cap Subaccount	2018	298,406	$38.028985	$11,348,067	0.75%	-15.41%	0.39%
FID2 - VIP Contrafund® Subaccount	2022	356,265	$43.495849	$15,496,047	0.75%	-27.03%	0.26%
FID2 - VIP Contrafund® Subaccount	2021	388,611	$59.611493	$23,165,666	0.75%	26.56%	0.03%
FID2 - VIP Contrafund® Subaccount	2020	424,296	$47.100647	$19,984,615	0.75%	29.26%	0.08%
FID2 - VIP Contrafund® Subaccount	2019	447,684	$36.438084	$16,312,759	0.75%	30.30%	0.21%
FID2 - VIP Contrafund® Subaccount	2018	498,093	$27.965244	$13,929,297	0.75%	-7.34%	0.43%
FID2 - VIP Growth Subaccount	2022	204,376	$32.032077	$6,546,581	0.75%	-25.20%	0.35%
FID2 - VIP Growth Subaccount	2021	214,193	$42.826226	$9,173,080	0.75%	21.99%	0.00%
FID2 - VIP Growth Subaccount	2020	222,954	$35.106786	$7,827,183	0.75%	42.48%	0.04%
FID2 - VIP Growth Subaccount	2019	223,205	$24.640063	$5,499,793	0.75%	32.98%	0.05%
FID2 - VIP Growth Subaccount	2018	235,885	$18.529270	$4,370,775	0.75%	-1.18%	0.04%
FID2 - VIP Equity-Income Subaccount	2022	101,829	$35.736302	$3,639,005	0.75%	-5.95%	1.75%
FID2 - VIP Equity-Income Subaccount	2021	99,605	$37.996678	$3,784,642	0.75%	23.68%	1.64%
FID2 - VIP Equity-Income Subaccount	2020	107,156	$30.722246	$3,292,086	0.75%	5.65%	1.76%
FID2 - VIP Equity-Income Subaccount	2019	114,000	$29.080298	$3,315,140	0.75%	26.16%	1.74%
FID2 - VIP Equity-Income Subaccount	2018	132,748	$23.050206	$3,059,860	0.75%	-9.22%	2.14%
FID2 - VIP Real Estate Subaccount	2022	25,141	$32.713832	$822,463	0.75%	-28.23%	1.13%
FID2 - VIP Real Estate Subaccount	2021	29,635	$45.581938	$1,350,820	0.75%	37.61%	1.00%
FID2 - VIP Real Estate Subaccount	2020	28,621	$33.123448	$948,043	0.75%	-7.49%	1.96%
FID2 - VIP Real Estate Subaccount	2019	31,009	$35.803638	$1,110,243	0.75%	22.03%	1.53%
FID2 - VIP Real Estate Subaccount	2018	29,619	$29.339088	$868,998	0.75%	-7.15%	2.48%

	Year	Accumulation Units***	Value Per Unit	Fair Value	Expenses*	Total Return**	Investment Income Ratio****
JASI - Janus Henderson Research Subaccount	2022	221,336	$29.374357	$6,501,593	0.75%	-30.41%	0.14%
JASI - Janus Henderson Research Subaccount	2021	280,608	$42.211561	$11,844,886	0.75%	19.44%	0.10%
JASI - Janus Henderson Research Subaccount	2020	296,170	$35.342095	$10,467,269	0.75%	31.96%	0.54%
JASI - Janus Henderson Research Subaccount	2019	342,290	$26.782010	$9,167,212	0.75%	34.51%	0.46%
JASI - Janus Henderson Research Subaccount	2018	361,705	$19.910478	$7,201,718	0.75%	-3.31%	0.54%
JASI - Janus Henderson Global Research Subaccount	2022	108,821	$24.162366	$2,629,372	0.75%	-20.01%	1.04%
JASI - Janus Henderson Global Research Subaccount	2021	118,707	$30.206939	$3,585,775	0.75%	17.21%	0.52%
JASI - Janus Henderson Global Research Subaccount	2020	123,826	$25.771438	$3,191,184	0.75%	19.16%	0.82%
JASI - Janus Henderson Global Research Subaccount	2019	135,124	$21.626774	$2,922,293	0.75%	28.08%	1.01%
JASI - Janus Henderson Global Research Subaccount	2018	142,180	$16.884995	$2,400,702	0.75%	-7.56%	1.11%
JASI - Janus Henderson Balanced Subaccount	2022	57,176	$39.441574	$2,255,100	0.75%	-17.02%	1.23%
JASI - Janus Henderson Balanced Subaccount	2021	60,883	$47.532906	$2,893,966	0.75%	16.32%	0.90%
JASI - Janus Henderson Balanced Subaccount	2020	65,583	$40.862790	$2,679,888	0.75%	13.46%	2.41%
JASI - Janus Henderson Balanced Subaccount	2019	69,946	$36.015593	$2,519,138	0.75%	21.68%	1.90%
JASI - Janus Henderson Balanced Subaccount	2018	77,563	$29.599486	$2,295,826	0.75%	-0.07%	2.15%
JASS - Janus Henderson Research Subaccount	2022	101,174	$22.658883	$2,292,495	0.75%	-30.58%	0.00%
JASS - Janus Henderson Research Subaccount	2021	105,668	$32.642278	$3,449,254	0.75%	19.15%	0.02%
JASS - Janus Henderson Research Subaccount	2020	108,577	$27.394836	$2,974,446	0.75%	31.59%	0.35%
JASS - Janus Henderson Research Subaccount	2019	137,186	$20.818895	$2,856,064	0.75%	34.22%	0.31%
JASS - Janus Henderson Research Subaccount	2018	151,044	$15.511245	$2,342,875	0.75%	-3.57%	0.36%
JASS - Janus Henderson Global Research Subaccount	2022	134,601	$16.596854	$2,233,956	0.75%	-20.21%	0.89%
JASS - Janus Henderson Global Research Subaccount	2021	142,332	$20.800065	$2,960,514	0.75%	16.92%	0.36%
JASS - Janus Henderson Global Research Subaccount	2020	153,770	$17.790028	$2,735,575	0.75%	18.87%	0.64%
JASS - Janus Henderson Global Research Subaccount	2019	174,840	$14.966127	$2,616,670	0.75%	27.76%	0.87%
JASS - Janus Henderson Global Research Subaccount	2018	188,857	$11.714648	$2,212,389	0.75%	-7.78%	0.97%
JASS - Janus Henderson Balanced Subaccount	2022	149,680	$34.789214	$5,207,259	0.75%	-17.24%	0.97%
JASS - Janus Henderson Balanced Subaccount	2021	155,727	$42.034869	$6,545,952	0.75%	16.04%	0.67%
JASS - Janus Henderson Balanced Subaccount	2020	155,195	$36.224771	$5,621,914	0.75%	13.18%	2.07%
JASS - Janus Henderson Balanced Subaccount	2019	178,039	$32.006852	$5,698,467	0.75%	21.36%	1.65%
JASS - Janus Henderson Balanced Subaccount	2018	181,792	$26.372797	$4,794,354	0.75%	-0.32%	1.80%
JASS - Janus Henderson Overseas Subaccount	2022	114,958	$38.322136	$4,405,449	0.75%	-9.51%	1.68%
JASS - Janus Henderson Overseas Subaccount	2021	120,342	$42.351260	$5,096,650	0.75%	12.44%	1.03%
JASS - Janus Henderson Overseas Subaccount	2020	129,380	$37.664184	$4,872,986	0.75%	15.16%	1.22%
JASS - Janus Henderson Overseas Subaccount	2019	129,884	$32.706900	$4,248,088	0.75%	25.76%	1.83%
JASS - Janus Henderson Overseas Subaccount	2018	143,730	$26.006699	$3,737,935	0.75%	-15.77%	1.66%
LEGI - ClearBridge Variable Dividend Strategy Subaccount	2022	12,206	$32.555608	$397,385	0.75%	-8.78%	1.51%
LEGI - ClearBridge Variable Dividend Strategy Subaccount	2021	9,986	$35.690956	$356,408	0.75%	25.85%	1.51%
LEGI - ClearBridge Variable Dividend Strategy Subaccount	2020	10,958	$28.358840	$310,756	0.75%	6.87%	1.50%
LEGI - ClearBridge Variable Dividend Strategy Subaccount	2019	11,200	$26.536495	$297,211	0.75%	30.61%	1.55%
LEGI - ClearBridge Variable Dividend Strategy Subaccount	2018	10,702	$20.317338	$217,446	0.75%	-5.57%	1.39%

	Year	Accumulation Units***	Value Per Unit	Fair Value	Expenses*	Total Return**	Investment Income Ratio****
LEGI - ClearBridge Variable Large Cap Value Subaccount	2022	26,662	$29.623527	$789,812	0.75%	-7.12%	1.36%
LEGI - ClearBridge Variable Large Cap Value Subaccount	2021	26,197	$31.896098	$835,588	0.75%	25.27%	1.09%
LEGI - ClearBridge Variable Large Cap Value Subaccount	2020	27,740	$25.461852	$706,302	0.75%	4.46%	1.46%
LEGI - ClearBridge Variable Large Cap Value Subaccount	2019	26,914	$24.374160	$656,017	0.75%	27.92%	1.73%
LEGI - ClearBridge Variable Large Cap Value Subaccount	2018	25,728	$19.053730	$490,208	0.75%	-9.56%	1.41%
ASVT - VT Opportunity Subaccount	2022	3,688	$48.699883	$179,603	0.75%	-21.40%	0.00%
ASVT - VT Opportunity Subaccount	2021	3,949	$61.955719	$244,674	0.75%	23.85%	0.04%
ASVT - VT Opportunity Subaccount	2020	4,123	$50.025299	$206,237	0.75%	20.10%	0.43%
ASVT - VT Opportunity Subaccount	2019	4,590	$41.652335	$191,202	0.75%	30.49%	0.28%
ASVT - VT Opportunity Subaccount	2018	4,952	$31.920768	$158,078	0.75%	-7.84%	0.19%
ASVT - VT Discovery Subaccount	2022	11,558	$30.207581	$349,132	0.75%	-38.31%	0.00%
ASVT - VT Discovery Subaccount	2021	12,249	$48.967497	$599,808	0.75%	-5.75%	0.00%
ASVT - VT Discovery Subaccount	2020	12,858	$51.954217	$668,047	0.75%	61.44%	0.00%
ASVT - VT Discovery Subaccount	2019	15,406	$32.182257	$495,809	0.75%	37.99%	0.00%
ASVT - VT Discovery Subaccount	2018	16,679	$23.322946	$388,993	0.75%	-7.76%	0.00%
MSVI - VIF U.S. Real Estate Subaccount	2022	12,152	$53.337972	$648,173	0.75%	-27.60%	1.21%
MSVI - VIF U.S. Real Estate Subaccount	2021	13,691	$73.667704	$1,008,606	0.75%	38.76%	2.02%
MSVI - VIF U.S. Real Estate Subaccount	2020	14,999	$53.089486	$796,298	0.75%	-17.47%	2.72%
MSVI - VIF U.S. Real Estate Subaccount	2019	16,806	$64.329865	$1,081,118	0.75%	18.05%	1.79%
MSVI - VIF U.S. Real Estate Subaccount	2018	19,710	$54.492318	$1,074,057	0.75%	-8.41%	2.72%
MSV2 - VIF Core Plus Fixed Income Subaccount	2022	28,470	$16.949612	$482,556	0.75%	-15.22%	2.74%
MSV2 - VIF Core Plus Fixed Income Subaccount	2021	29,547	$19.991995	$590,699	0.75%	-1.28%	2.59%
MSV2 - VIF Core Plus Fixed Income Subaccount	2020	28,319	$20.250307	$573,475	0.75%	6.75%	2.61%
MSV2 - VIF Core Plus Fixed Income Subaccount	2019	22,685	$18.970714	$430,349	0.75%	9.79%	3.82%
MSV2 - VIF Core Plus Fixed Income Subaccount	2018	19,395	$17.279555	$335,128	0.75%	-1.65%	2.34%
MSV2 - VIF U.S. Real Estate Subaccount	2022	33,431	$34.296042	$1,146,567	0.75%	-27.76%	0.95%
MSV2 - VIF U.S. Real Estate Subaccount	2021	34,156	$47.473325	$1,621,494	0.75%	38.40%	1.86%
MSV2 - VIF U.S. Real Estate Subaccount	2020	35,660	$34.301776	$1,223,196	0.75%	-17.72%	2.54%
MSV2 - VIF U.S. Real Estate Subaccount	2019	40,404	$41.688215	$1,684,354	0.75%	17.79%	1.62%
MSV2 - VIF U.S. Real Estate Subaccount	2018	43,492	$35.391450	$1,539,228	0.75%	-8.66%	2.46%
MSV2 - VIF Growth Subaccount	2022	41,023	$37.616775	$1,543,148	0.75%	-60.46%	0.00%
MSV2 - VIF Growth Subaccount	2021	45,270	$95.136176	$4,306,816	0.75%	-0.89%	0.00%
MSV2 - VIF Growth Subaccount	2020	46,838	$95.993263	$4,496,152	0.75%	115.15%	0.00%

MSV2 - VIF Growth Subaccount	2019	41,361	$44.617620	$1,845,444	0.75%	30.49%	0.00%
MSV2 - VIF Growth Subaccount	2018	35,647	$34.192557	$1,218,870	0.75%	6.49%	0.00%
GSVI - Large Cap Value Subaccount	2022	107,510	$27.674751	$2,975,319	0.75%	-7.07%	1.35%
GSVI - Large Cap Value Subaccount	2021	110,461	$29.778614	$3,289,366	0.75%	23.21%	1.16%
GSVI - Large Cap Value Subaccount	2020	121,057	$24.169215	$2,925,844	0.75%	3.20%	1.41%
GSVI - Large Cap Value Subaccount	2019	129,211	$23.419084	$3,026,007	0.75%	24.99%	1.45%
GSVI - Large Cap Value Subaccount	2018	145,851	$18.736807	$2,732,775	0.75%	-9.14%	1.24%
GSVI - U.S. Equity Insights Subaccount	2022	24,900	$32.501236	$809,273	0.75%	-20.34%	0.83%
GSVI - U.S. Equity Insights Subaccount	2021	25,120	$40.797685	$1,024,851	0.75%	28.44%	0.83%
GSVI - U.S. Equity Insights Subaccount	2020	25,635	$31.763233	$814,245	0.75%	16.67%	0.87%
GSVI - U.S. Equity Insights Subaccount	2019	28,999	$27.225098	$789,497	0.75%	24.28%	1.31%
GSVI - U.S. Equity Insights Subaccount	2018	27,828	$21.906509	$609,605	0.75%	-6.90%	1.15%
GSVI - Strategic Growth Subaccount	2022	30,420	$33.331031	$1,013,933	0.75%	-33.02%	0.00%
GSVI - Strategic Growth Subaccount	2021	33,039	$49.761134	$1,644,058	0.75%	21.02%	0.00%
GSVI - Strategic Growth Subaccount	2020	37,606	$41.118638	$1,546,288	0.75%	39.46%	0.10%
GSVI - Strategic Growth Subaccount	2019	37,280	$29.484734	$1,099,177	0.75%	34.52%	0.30%
GSVI - Strategic Growth Subaccount	2018	37,661	$21.918587	$825,467	0.75%	-1.78%	0.44%
GSVS - Large Cap Value Subaccount	2022	8,806	$30.241807	$266,309	0.75%	-7.27%	1.50%
GSVS - Large Cap Value Subaccount	2021	5,924	$32.611217	$193,202	0.75%	23.01%	0.98%
GSVS - Large Cap Value Subaccount	2020	5,393	$26.511782	$142,991	0.75%	2.97%	0.87%
GSVS - Large Cap Value Subaccount	2019	7,517	$25.747235	$193,538	0.75%	24.68%	1.30%
GSVS - Large Cap Value Subaccount	2018	7,225	$20.650648	$149,200	0.75%	-9.40%	1.05%
GSVS - U.S. Equity Insights Subaccount	2022	478	$43.564476	$20,806	0.75%	-20.50%	0.59%
GSVS - U.S. Equity Insights Subaccount	2021	638	$54.798110	$34,971	0.75%	28.15%	0.72%
GSVS - U.S. Equity Insights Subaccount	2020	436	$42.760656	$18,654	0.75%	16.44%	0.74%
GSVS - U.S. Equity Insights Subaccount	2019	343	$36.722249	$12,602	0.75%	24.00%	0.62%
GSVS - U.S. Equity Insights Subaccount	2018	876	$29.615349	$25,942	0.75%	-7.06%	0.98%
GSVS - Strategic Growth Subaccount	2022	1,992	$50.120631	$99,845	0.75%	-33.18%	0.00%
GSVS - Strategic Growth Subaccount	2021	2,076	$75.010314	$155,735	0.75%	20.65%	0.00%
GSVS - Strategic Growth Subaccount	2020	2,007	$62.171315	$124,791	0.75%	39.07%	0.00%
GSVS - Strategic Growth Subaccount	2019	1,572	$44.706526	$70,297	0.75%	34.31%	0.05%
GSVS - Strategic Growth Subaccount	2018	1,491	$33.285566	$49,614	0.75%	-2.06%	0.00%
LAZS - Emerging Markets Equity Subaccount	2022	97,866	$36.501538	$3,572,266	0.75%	-15.75%	3.32%
LAZS - Emerging Markets Equity Subaccount	2021	101,185	$43.323569	$4,383,678	0.75%	4.68%	1.90%
LAZS - Emerging Markets Equity Subaccount	2020	94,204	$41.386162	$3,898,729	0.75%	-2.01%	2.61%
LAZS - Emerging Markets Equity Subaccount	2019	104,758	$42.235798	$4,424,559	0.75%	17.26%	0.89%
LAZS - Emerging Markets Equity Subaccount	2018	116,865	$36.018119	$4,209,246	0.75%	-19.17%	1.83%

	Year	Accumulation Units***	Value Per Unit	Fair Value	Expenses*	Total Return**	Investment Income Ratio****
LAZS - U.S. Small-Mid Cap Equity Subaccount	2022	50,690	$52.548513	$2,663,660	0.75%	-16.14%	0.00%
LAZS - U.S. Small-Mid Cap Equity Subaccount	2021	53,348	$62.665175	$3,343,075	0.75%	18.98%	0.05%
LAZS - U.S. Small-Mid Cap Equity Subaccount	2020	56,579	$52.669377	$2,979,994	0.75%	5.97%	0.18%
LAZS - U.S. Small-Mid Cap Equity Subaccount	2019	69,587	$49.703252	$3,458,708	0.75%	28.96%	0.00%
LAZS - U.S. Small-Mid Cap Equity Subaccount	2018	78,167	$38.541611	$3,012,694	0.75%	-13.89%	0.02%
LAZS - U.S. Equity Select Subaccount	2018	3,902	$18.938506	$73,892	0.75%	-4.04%	0.69%
LAZS - International Equity Subaccount	2022	36,591	$13.450113	$492,151	0.75%	-15.64%	3.65%
LAZS - International Equity Subaccount	2021	34,225	$15.943851	$545,684	0.75%	5.05%	0.89%
LAZS - International Equity Subaccount	2020	52,092	$15.178064	$790,660	0.75%	7.43%	1.79%
LAZS - International Equity Subaccount	2019	54,071	$14.128088	$763,921	0.75%	20.10%	0.35%
LAZS - International Equity Subaccount	2018	54,533	$11.763176	$641,478	0.75%	-14.56%	1.52%
PRS2 - PSF PGIM Jennison Focused Blend Subaccount	2022	62,646	$54.976351	$3,444,048	0.75%	-26.59%	0.00%
PRS2 - PSF PGIM Jennison Focused Blend Subaccount	2021	68,422	$74.888091	$5,123,958	0.75%	15.48%	0.00%
PRS2 - PSF PGIM Jennison Focused Blend Subaccount	2020	79,926	$64.849811	$5,183,198	0.75%	29.44%	0.00%
PRS2 - PSF PGIM Jennison Focused Blend Subaccount	2019	83,709	$50.100493	$4,193,844	0.75%	27.44%	0.00%
PRS2 - PSF PGIM Jennison Focused Blend Subaccount	2018	94,531	$39.311933	$3,716,199	0.75%	-6.43%	0.00%
PRS2 - PSF PGIM Jennison Growth Subaccount	2022	12,539	$56.986869	$714,558	0.75%	-38.31%	0.00%
PRS2 - PSF PGIM Jennison Growth Subaccount	2021	13,636	$92.378267	$1,259,672	0.75%	14.69%	0.00%
PRS2 - PSF PGIM Jennison Growth Subaccount	2020	12,313	$80.542837	$991,743	0.75%	54.41%	0.00%
PRS2 - PSF PGIM Jennison Growth Subaccount	2019	11,608	$52.162023	$605,504	0.75%	31.83%	0.00%
PRS2 - PSF PGIM Jennison Growth Subaccount	2018	14,352	$39.566546	$567,845	0.75%	-1.92%	0.00%
JPMI - Small Cap Core Subaccount	2022	14,422	$43.887383	$632,953	0.75%	-19.95%	0.45%
JPMI - Small Cap Core Subaccount	2021	15,093	$54.826014	$827,467	0.75%	20.48%	0.54%
JPMI - Small Cap Core Subaccount	2020	15,171	$45.505914	$690,374	0.75%	12.84%	0.98%
JPMI - Small Cap Core Subaccount	2019	17,861	$40.328816	$720,317	0.75%	23.65%	0.40%
JPMI - Small Cap Core Subaccount	2018	19,100	$32.615532	$622,959	0.75%	-12.59%	0.38%
JPMI - Mid Cap Value Subaccount	2022	64,018	$64.428975	$4,124,633	0.75%	-8.84%	0.95%
JPMI - Mid Cap Value Subaccount	2021	66,404	$70.677387	$4,693,279	0.75%	28.92%	0.91%
JPMI - Mid Cap Value Subaccount	2020	71,987	$54.823272	$3,946,547	0.75%	-0.38%	1.46%
JPMI - Mid Cap Value Subaccount	2019	83,370	$55.031953	$4,588,024	0.75%	25.82%	1.65%
JPMI - Mid Cap Value Subaccount	2018	95,394	$43.739504	$4,172,472	0.75%	-12.50%	0.96%
MFSI - New Discovery Subaccount	2022	13,513	$42.395034	$572,889	0.75%	-30.52%	0.00%
MFSI - New Discovery Subaccount	2021	14,901	$61.013741	$909,170	0.75%	0.82%	0.00%
MFSI - New Discovery Subaccount	2020	16,565	$60.519552	$1,002,517	0.75%	44.50%	0.00%
MFSI - New Discovery Subaccount	2019	15,553	$41.882634	$651,383	0.75%	40.22%	0.00%
MFSI - New Discovery Subaccount	2018	17,376	$29.868558	$519,009	0.75%	-2.45%	0.00%
MFSI - Mid Cap Growth Subaccount	2022	42,419	$29.646735	$1,257,596	0.75%	-29.32%	0.00%
MFSI - Mid Cap Growth Subaccount	2021	44,727	$41.946483	$1,876,158	0.75%	13.03%	0.00%
MFSI - Mid Cap Growth Subaccount	2020	41,783	$37.111343	$1,550,605	0.75%	35.10%	0.00%
MFSI - Mid Cap Growth Subaccount	2019	33,972	$27.468721	$933,178	0.75%	37.25%	0.00%
MFSI - Mid Cap Growth Subaccount	2018	32,890	$20.013758	$658,252	0.75%	0.20%	0.00%
MFSI - Total Return Subaccount	2022	109,289	$28.470288	$3,111,491	0.75%	-10.51%	1.48%
MFSI - Total Return Subaccount	2021	121,586	$31.813588	$3,868,075	0.75%	12.99%	1.61%
MFSI - Total Return Subaccount	2020	123,262	$28.156446	$3,470,615	0.75%	8.70%	2.07%
MFSI - Total Return Subaccount	2019	124,099	$25.903146	$3,214,549	0.75%	19.22%	2.03%
MFSI - Total Return Subaccount	2018	110,515	$21.726674	$2,401,115	0.75%	-6.58%	1.89%
MFS2 - Massachusetts Investors Growth Stock Subaccount	2022	12,753	$21.854336	$278,708	0.75%	-20.05%	0.00%
MFS2 - Massachusetts Investors Growth Stock Subaccount	2021	13,325	$27.333570	$364,217	0.75%	24.72%	0.03%
MFS2 - Massachusetts Investors Growth Stock Subaccount	2020	15,612	$21.915494	$342,140	0.75%	21.29%	0.20%
MFS2 - Massachusetts Investors Growth Stock Subaccount	2019	20,160	$18.069168	$364,271	0.75%	38.55%	0.34%
MFS2 - Massachusetts Investors Growth Stock Subaccount	2018	21,208	$13.042041	$276,598	0.75%	-0.18%	0.30%
PVIA - Real Return Subaccount	2022	133,277	$19.639385	$2,617,469	0.75%	-12.55%	7.00%
PVIA - Real Return Subaccount	2021	134,866	$22.458026	$3,028,825	0.75%	4.81%	4.96%
PVIA - Real Return Subaccount	2020	136,908	$21.426370	$2,933,439	0.75%	10.88%	1.42%
PVIA - Real Return Subaccount	2019	139,601	$19.323660	$2,697,594	0.75%	7.63%	1.65%
PVIA - Real Return Subaccount	2018	156,373	$17.953072	$2,807,367	0.75%	-2.94%	2.50%
PVIA - Total Return Subaccount	2022	165,788	$18.461531	$3,060,697	0.75%	-14.94%	2.60%
PVIA - Total Return Subaccount	2021	191,037	$21.704725	$4,146,396	0.75%	-2.00%	1.82%
PVIA - Total Return Subaccount	2020	187,014	$22.148072	$4,142,008	0.75%	7.85%	2.12%
PVIA - Total Return Subaccount	2019	181,489	$20.536266	$3,727,098	0.75%	7.55%	3.01%

	Year	Accumulation Units***	Value Per Unit	Fair Value	Expenses*	Total Return**	Investment Income Ratio****
PVIA - Total Return Subaccount	2018	214,522	$19.093751	$4,096,027	0.75%	-1.27%	2.54%
PVIA - Global Bond Opportunities Subaccount	2022	66,655	$18.062049	$1,203,929	0.75%	-11.67%	1.47%
PVIA - Global Bond Opportunities Subaccount	2021	87,328	$20.447866	$1,785,679	0.75%	-4.87%	5.07%
PVIA - Global Bond Opportunities Subaccount	2020	78,078	$21.494815	$1,678,281	0.75%	9.30%	2.46%
PVIA - Global Bond Opportunities Subaccount	2019	81,701	$19.665290	$1,606,672	0.75%	5.34%	2.45%
PVIA - Global Bond Opportunities Subaccount	2018	89,871	$18.668299	$1,677,743	0.75%	-4.91%	6.34%
PVIA - CommodityRealReturn® Strategy Subaccount	2022	52,030	$12.395035	$644,912	0.75%	7.81%	21.11%
PVIA - CommodityRealReturn® Strategy Subaccount	2021	35,413	$11.497314	$407,155	0.75%	32.35%	4.41%
PVIA - CommodityRealReturn® Strategy Subaccount	2020	23,621	$8.687073	$205,197	0.75%	0.60%	6.70%
PVIA - CommodityRealReturn® Strategy Subaccount	2019	47,467	$8.635686	$409,909	0.75%	10.60%	4.46%
PVIA - CommodityRealReturn® Strategy Subaccount	2018	52,168	$7.807904	$407,323	0.75%	-14.78%	2.10%
CALI - VP S&P 500 Index Subaccount	2022	4,206	$28.469946	$119,755	0.75%	-18.95%	1.23%
CALI - VP S&P 500 Index Subaccount	2021	4,411	$35.125057	$154,933	0.75%	27.46%	1.32%
CALI - VP S&P 500 Index Subaccount	2020	5,171	$27.557522	$142,490	0.75%	17.22%	1.71%
CALI - VP S&P 500 Index Subaccount	2019	5,462	$23.509339	$128,409	0.75%	30.17%	1.72%
CALI - VP S&P 500 Index Subaccount	2018	6,543	$18.059815	$118,171	0.75%	-5.45%	1.91%
BNYS - Appreciation Subaccount	2022	15,071	$45.646754	$687,952	0.75%	-18.86%	0.43%
BNYS - Appreciation Subaccount	2021	14,919	$56.257570	$839,318	0.75%	25.83%	0.20%
BNYS - Appreciation Subaccount	2020	14,486	$44.709553	$647,661	0.75%	22.46%	0.56%
BNYS - Appreciation Subaccount	2019	12,124	$36.509680	$442,642	0.75%	34.77%	0.93%
BNYS - Appreciation Subaccount	2018	12,286	$27.090203	$332,817	0.75%	-7.80%	1.02%
ROYI - Small-Cap Subaccount	2022	111,081	$44.495867	$4,942,659	0.75%	-9.87%	0.39%
ROYI - Small-Cap Subaccount	2021	115,497	$49.368464	$5,701,922	0.75%	27.86%	1.39%
ROYI - Small-Cap Subaccount	2020	122,785	$38.611680	$4,740,945	0.75%	-7.84%	1.07%
ROYI - Small-Cap Subaccount	2019	127,388	$41.898474	$5,337,363	0.75%	17.78%	0.65%
ROYI - Small-Cap Subaccount	2018	144,945	$35.572605	$5,156,077	0.75%	-9.03%	0.72%
ROYI - Micro-Cap Subaccount	2022	68,114	$39.355478	$2,680,662	0.75%	-23.01%	0.00%
ROYI - Micro-Cap Subaccount	2021	72,834	$51.118591	$3,723,194	0.75%	29.01%	0.00%
ROYI - Micro-Cap Subaccount	2020	77,116	$39.622971	$3,055,582	0.75%	22.87%	0.00%
ROYI - Micro-Cap Subaccount	2019	81,965	$32.248123	$2,643,214	0.75%	18.66%	0.00%
ROYI - Micro-Cap Subaccount	2018	91,290	$27.176728	$2,480,967	0.75%	-9.73%	0.00%
AIMI - Invesco V.I. EQV International Equity Series II Subaccount	2022	40,297	$13.626588	$549,106	0.75%	-19.11%	1.44%
AIMI - Invesco V.I. EQV International Equity Series II Subaccount	2021	38,520	$16.845860	$648,895	0.75%	4.82%	1.04%
AIMI - Invesco V.I. EQV International Equity Series II Subaccount	2020	44,505	$16.071213	$715,251	0.75%	12.89%	2.48%
AIMI - Invesco V.I. EQV International Equity Series II Subaccount	2019	36,676	$14.236074	$522,122	0.75%	27.28%	1.28%
AIMI - Invesco V.I. EQV International Equity Series II Subaccount	2018	39,273	$11.184498	$439,246	0.75%	-15.84%	1.78%
NBAS - AMT Mid Cap Intrinsic Value Subaccount	2022	7,160	$21.888146	$156,713	0.75%	-10.62%	0.15%
NBAS - AMT Mid Cap Intrinsic Value Subaccount	2021	8,858	$24.488563	$216,916	0.75%	31.53%	0.26%
NBAS - AMT Mid Cap Intrinsic Value Subaccount	2020	9,432	$18.618191	$175,615	0.75%	-3.56%	0.68%
NBAS - AMT Mid Cap Intrinsic Value Subaccount	2019	7,567	$19.305310	$146,093	0.75%	15.57%	0.21%
NBAS - AMT Mid Cap Intrinsic Value Subaccount	2018	10,376	$16.704925	$173,324	0.75%	-16.11%	0.23%
FRT2 - Franklin Income VIP Subaccount	2022	132,875	$21.777814	$2,893,720	0.75%	-6.18%	4.81%
FRT2 - Franklin Income VIP Subaccount	2021	139,437	$23.211371	$3,236,523	0.75%	15.89%	4.68%
FRT2 - Franklin Income VIP Subaccount	2020	152,541	$20.029517	$3,055,322	0.75%	-0.06%	5.82%
FRT2 - Franklin Income VIP Subaccount	2019	171,396	$20.041095	$3,434,956	0.75%	15.19%	5.43%
FRT2 - Franklin Income VIP Subaccount	2018	206,872	$17.397575	$3,599,070	0.75%	-5.02%	4.81%
FRT2 - Franklin DynaTech VIP Subaccount	2022	17,514	$27.260746	$477,457	0.75%	-40.40%	0.00%
FRT2 - Franklin DynaTech VIP Subaccount	2021	16,765	$45.741666	$766,854	0.75%	15.28%	0.00%
FRT2 - Franklin DynaTech VIP Subaccount	2020	20,018	$39.678616	$794,297	0.75%	43.80%	0.00%
FRT2 - Franklin DynaTech VIP Subaccount	2019	21,720	$27.592064	$599,307	0.75%	30.19%	0.00%
FRT2 - Franklin DynaTech VIP Subaccount	2018	21,790	$21.193907	$461,809	0.75%	2.36%	0.00%
FRT2 - Templeton Foreign VIP Subaccount	2022	65,144	$12.085765	$787,318	0.75%	-8.29%	3.05%
FRT2 - Templeton Foreign VIP Subaccount	2021	65,333	$13.178556	$860,997	0.75%	3.38%	1.87%
FRT2 - Templeton Foreign VIP Subaccount	2020	73,345	$12.747280	$934,944	0.75%	-1.90%	3.36%
FRT2 - Templeton Foreign VIP Subaccount	2019	84,872	$12.993593	$1,102,787	0.75%	11.69%	1.76%

	Year	Accumulation Units***	Value Per Unit	Fair Value	Expenses*	Total Return**	Investment Income Ratio****
FRT2 - Templeton Foreign VIP Subaccount	2018	91,209	$11.633497	$1,061,074	0.75%	-16.07%	2.70%
FRT4 - Franklin Income VIP Subaccount	2022	7,289	$25.890395	$188,721	0.75%	-6.29%	4.25%
FRT4 - Franklin Income VIP Subaccount	2021	4,153	$27.629555	$114,752	0.75%	15.72%	4.44%
FRT4 - Franklin Income VIP Subaccount	2020	3,797	$23.876400	$90,648	0.75%	-0.17%	5.78%
FRT4 - Franklin Income VIP Subaccount	2019	6,369	$23.917696	$152,327	0.75%	15.18%	5.13%
FRT4 - Franklin Income VIP Subaccount	2018	6,509	$20.764849	$135,158	0.75%	-5.13%	4.35%
FRT4 - Franklin DynaTech VIP Subaccount	2022	1,690	$35.221491	$59,531	0.75%	-40.65%	0.00%
FRT4 - Franklin DynaTech VIP Subaccount	2021	1,646	$59.342692	$97,663	0.75%	15.22%	0.00%
FRT4 - Franklin DynaTech VIP Subaccount	2020	1,683	$51.502897	$86,694	0.75%	43.63%	0.00%
FRT4 - Franklin DynaTech VIP Subaccount	2019	1,646	$35.857998	$59,039	0.75%	30.05%	0.00%
FRT4 - Franklin DynaTech VIP Subaccount	2018	1,756	$27.572417	$48,417	0.75%	2.32%	0.00%
FRT4 - Templeton Foreign VIP Subaccount	2022	8,615	$15.639553	$134,729	0.75%	-8.43%	2.91%
FRT4 - Templeton Foreign VIP Subaccount	2021	8,810	$17.080082	$150,478	0.75%	3.33%	1.66%
FRT4 - Templeton Foreign VIP Subaccount	2020	8,647	$16.530403	$142,945	0.75%	-2.07%	3.21%
FRT4 - Templeton Foreign VIP Subaccount	2019	7,650	$16.880655	$129,141	0.75%	11.66%	1.51%
FRT4 - Templeton Foreign VIP Subaccount	2018	8,595	$15.118344	$129,945	0.75%	-16.17%	2.53%
FRT4 - Franklin Allocation VIP Subaccount	2022	3,358	$23.987826	$80,553	0.75%	-16.81%	1.49%
FRT4 - Franklin Allocation VIP Subaccount	2021	4,754	$28.836613	$137,076	0.75%	10.71%	1.62%
FRT4 - Franklin Allocation VIP Subaccount	2020	4,622	$26.047987	$120,403	0.75%	10.92%	1.34%
FRT4 - Franklin Allocation VIP Subaccount	2019	4,582	$23.484395	$107,612	0.75%	18.67%	3.14%
FRT4 - Franklin Allocation VIP Subaccount	2018	6,250	$19.789433	$123,692	0.75%	-10.26%	2.84%
FEDS - Kaufmann Fund II Service Shares Subaccount	2022	18,858	$36.476996	$687,865	0.75%	-30.78%	0.00%
FEDS - Kaufmann Fund II Service Shares Subaccount	2021	21,885	$52.694348	$1,153,219	0.75%	1.50%	0.00%
FEDS - Kaufmann Fund II Service Shares Subaccount	2020	19,979	$51.914341	$1,037,176	0.75%	27.52%	0.00%
FEDS - Kaufmann Fund II Service Shares Subaccount	2019	16,349	$40.709602	$665,568	0.75%	31.93%	0.00%
FEDS - Kaufmann Fund II Service Shares Subaccount	2018	17,618	$30.857935	$543,640	0.75%	3.27%	0.00%
ALP2 - Morningstar Conservative ETF Asset Allocation Subaccount	2022	40,049	$13.388973	$536,213	0.75%	-12.47%	1.47%
ALP2 - Morningstar Conservative ETF Asset Allocation Subaccount	2021	41,771	$15.297232	$638,974	0.75%	1.52%	1.36%
ALP2 - Morningstar Conservative ETF Asset Allocation Subaccount	2020	43,982	$15.068797	$662,751	0.75%	5.70%	1.83%
ALP2 - Morningstar Conservative ETF Asset Allocation Subaccount	2019	41,016	$14.256486	$584,739	0.75%	8.71%	2.06%
ALP2 - Morningstar Conservative ETF Asset Allocation Subaccount	2018	39,784	$13.114013	$521,731	0.75%	-3.10%	2.12%
ALP2 - Morningstar Income & Growth ETF Asset Allocation Subaccount	2022	8,749	$16.762735	$146,658	0.75%	-13.19%	1.79%
ALP2 - Morningstar Income & Growth ETF Asset Allocation Subaccount	2021	14,374	$19.309499	$277,555	0.75%	5.68%	1.45%
ALP2 - Morningstar Income & Growth ETF Asset Allocation Subaccount	2020	14,037	$18.272441	$256,481	0.75%	7.62%	2.18%
ALP2 - Morningstar Income & Growth ETF Asset Allocation Subaccount	2019	13,774	$16.978637	$233,857	0.75%	12.06%	2.78%
ALP2 - Morningstar Income & Growth ETF Asset Allocation Subaccount	2018	9,865	$15.151156	$149,462	0.75%	-4.97%	2.13%
ALP2 - Morningstar Balanced ETF Asset Allocation Subaccount	2022	60,045	$20.997402	$1,260,799	0.75%	-13.53%	1.70%
ALP2 - Morningstar Balanced ETF Asset Allocation Subaccount	2021	60,780	$24.283313	$1,475,951	0.75%	9.97%	1.34%
ALP2 - Morningstar Balanced ETF Asset Allocation Subaccount	2020	58,832	$22.082751	$1,299,182	0.75%	8.31%	1.93%
ALP2 - Morningstar Balanced ETF Asset Allocation Subaccount	2019	66,377	$20.389223	$1,353,384	0.75%	15.40%	2.12%
ALP2 - Morningstar Balanced ETF Asset Allocation Subaccount	2018	63,612	$17.669001	$1,123,965	0.75%	-6.93%	1.92%
ALP2 - Morningstar Growth ETF Asset Allocation Subaccount	2022	134,062	$25.119679	$3,367,587	0.75%	-13.90%	1.60%
ALP2 - Morningstar Growth ETF Asset Allocation Subaccount	2021	139,394	$29.174033	$4,066,681	0.75%	14.03%	1.22%
ALP2 - Morningstar Growth ETF Asset Allocation Subaccount	2020	144,548	$25.584612	$3,698,201	0.75%	9.18%	1.96%
ALP2 - Morningstar Growth ETF Asset Allocation Subaccount	2019	163,309	$23.432483	$3,826,736	0.75%	18.88%	1.76%
ALP2 - Morningstar Growth ETF Asset Allocation Subaccount	2018	175,148	$19.711829	$3,452,485	0.75%	-8.73%	1.68%
ALP2 - Morningstar Aggressive Growth ETF Asset Allocation Subaccount	2022	48,994	$27.935004	$1,368,660	0.75%	-13.82%	1.51%
ALP2 - Morningstar Aggressive Growth ETF Asset Allocation Subaccount	2021	53,381	$32.414803	$1,730,344	0.75%	17.45%	1.11%
ALP2 - Morningstar Aggressive Growth ETF Asset Allocation Subaccount	2020	53,735	$27.598266	$1,483,006	0.75%	9.14%	1.67%
ALP2 - Morningstar Aggressive Growth ETF Asset Allocation Subaccount	2019	68,745	$25.287613	$1,738,398	0.75%	21.26%	1.58%

	Year	Accumulation Units***	Value Per Unit	Fair Value	Expenses*	Total Return**	Investment Income Ratio****
ALP2 - Morningstar Aggressive Growth ETF Asset Allocation Subaccount	2018	67,521	$20.854336	$1,408,108	0.75%	-10.01%	1.38%
IVYV - Delaware Ivy VIP Asset Strategy Subaccount	2022	54,125	$20.759846	$1,123,627	0.75%	-15.37%	1.59%
IVYV - Delaware Ivy VIP Asset Strategy Subaccount	2021	55,966	$24.531155	$1,372,909	0.75%	9.62%	1.67%
IVYV - Delaware Ivy VIP Asset Strategy Subaccount	2020	52,558	$22.378368	$1,176,155	0.75%	13.03%	1.98%
IVYV - Delaware Ivy VIP Asset Strategy Subaccount	2019	59,196	$19.799003	$1,172,027	0.75%	20.87%	2.04%
IVYV - Delaware Ivy VIP Asset Strategy Subaccount	2018	67,861	$16.380208	$1,111,578	0.75%	-6.15%	1.76%
IVYV - Delaware Ivy VIP Natural Resources Subaccount	2022	58,933	$12.990024	$765,545	0.75%	16.90%	1.79%
IVYV - Delaware Ivy VIP Natural Resources Subaccount	2021	36,863	$11.112022	$409,627	0.75%	25.74%	1.60%
IVYV - Delaware Ivy VIP Natural Resources Subaccount	2020	31,391	$8.837577	$277,422	0.75%	-12.65%	2.35%
IVYV - Delaware Ivy VIP Natural Resources Subaccount	2019	31,510	$10.117061	$318,784	0.75%	8.64%	1.03%
IVYV - Delaware Ivy VIP Natural Resources Subaccount	2018	37,437	$9.312360	$348,630	0.75%	-23.81%	0.30%
IVYV - Delaware Ivy VIP Science and Technology Subaccount	2022	48,559	$53.025228	$2,574,854	0.75%	-32.35%	0.00%
IVYV - Delaware Ivy VIP Science and Technology Subaccount	2021	56,425	$78.378641	$4,422,530	0.75%	14.31%	0.00%
IVYV - Delaware Ivy VIP Science and Technology Subaccount	2020	60,566	$68.567269	$4,152,872	0.75%	34.35%	0.00%
IVYV - Delaware Ivy VIP Science and Technology Subaccount	2019	63,228	$51.035440	$3,226,872	0.75%	48.37%	0.00%
IVYV - Delaware Ivy VIP Science and Technology Subaccount	2018	64,343	$34.397084	$2,213,221	0.75%	-5.94%	0.00%

*	This represents the annualized contract expense rates of the Account for the period indicated and includes only those expenses that are charged through a reduction in the unit values. Excluded are expenses of the underlying mutual fund portfolios and charges made directly to contract owner accounts through the redemption of units.

**	This represents the total return for the period indicated and includes a deduction only for expenses assessed through the daily unit value calculation. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction of the total return presented. Investments with a date notation indicate the inception date of that investment in the Subaccount. The total return is calculated for the twelve-month period indicated. In the first year of inception, the returns are based on the period from inception date to period end and are not annualized.

***	Accumulation units are rounded to the nearest whole number.

****	The Investment Income Ratio represents the net investment income dividends that were received by the subaccount for the periods indicated, divided by average contract owners’ equity. Distributions of net capital gains by the underlying fund and expenses of the subaccount are not included in the calculation. The recognition of investment income by the subaccount is affected by the timing of dividends declared by the underlying fund. Therefore, the Investment Income Ratio is greatly affected by the amount of subaccount assets that are present on specific dividend record dates. The Investment Income Ratios for funds that were eligible for investment during only a portion of a year are calculated by dividing the actual dividends received by the average contract owners’ equity for the period in which assets were present. The ratio is annualized in these instances.

KPMG LLP

Suite 3400

312 Walnut Street

Cincinnati, OH 45202

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Ohio National Life Assurance Corporation

and Contract Owners of Ohio National Variable Account R:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and contract owners’ equity of the subaccounts listed in the Appendix that comprise the Ohio National Variable Account R (the Separate Account) as of the date listed in the Appendix, the related statements of operations for the year or period listed in the Appendix and changes in contract owners’ equity for the years or periods listed in the Appendix, and the related notes including the financial highlights in Note 5 (collectively, the financial statements). In our opinion, the financial statements present fairly, in all material respects, the financial position of each subaccount as of the date listed in the Appendix, the results of its operations for the year or period listed in the Appendix, the changes in its contract owners’ equity for the years or periods listed in the Appendix, and the financial highlights for each of the years or periods indicated in Note 5, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Separate Account’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Separate Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Such procedures also included confirmation of securities owned as of December 31, 2022, by correspondence with the transfer agent of the underlying mutual funds. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

/s/ KPMG LLP

We have not been able to determine the specific year that we began serving as the Separate Account’s auditor, however, we are aware that we have served as the Separate Account’s auditor since at least 1995.

Cincinnati, Ohio

April 20, 2023

KPMG LLP, a Delaware limited liability partnership and a member firm of the KPMG global organization of independent member firms affiliated with

KPMG International Limited, a private English company limited by guarantee.

Appendix

Statement of assets and contract owners’ equity as of December 31, 2022, the related statement of operations for the year then ended, and the statements of changes in contract owners’ equity for each of the years in the two-year period then ended.

AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS)

Invesco V.I. EQV International Equity Series II Subaccount (1)

ALLSPRING VARIABLE TRUST

VT Discovery Subaccount

VT Opportunity Subaccount

ALPS VARIABLE INVESTORS TRUST - CLASS II

Morningstar Aggressive Growth ETF Asset Allocation Subaccount

Morningstar Balanced ETF Asset Allocation Subaccount

Morningstar Conservative ETF Asset Allocation Subaccount

Morningstar Growth ETF Asset Allocation Subaccount

Morningstar Income & Growth ETF Asset Allocation Subaccount

BNY MELLON VARIABLE INVESTMENT FUND - SERVICE SHARES

Appreciation Subaccount

CALVERT VARIABLE PRODUCTS, INC.

VP S&P 500 Index Subaccount

FEDERATED HERMES INSURANCE SERIES

Kaufmann Fund II Service Shares Subaccount

FIDELITY® VARIABLE INSURANCE PRODUCTS FUND - SERVICE CLASS

VIP Government Money Market Subaccount

FIDELITY® VARIABLE INSURANCE PRODUCTS FUND - SERVICE CLASS 2

VIP Contrafund® Subaccount

VIP Equity-Income Subaccount

VIP Growth Subaccount

VIP Mid Cap Subaccount

VIP Real Estate Subaccount

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST - CLASS 2

Franklin DynaTech VIP Subaccount

Franklin Income VIP Subaccount

Templeton Foreign VIP Subaccount

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST - CLASS 4

Franklin Allocation VIP Subaccount

Franklin DynaTech VIP Subaccount

Franklin Income VIP Subaccount

Templeton Foreign VIP Subaccount

GOLDMAN SACHS VARIABLE INSURANCE TRUST - INSTITUTIONAL SHARES

Large Cap Value Subaccount

Strategic Growth Subaccount

U.S. Equity Insights Subaccount

2

GOLDMAN SACHS VARIABLE INSURANCE TRUST - SERVICE SHARES

Large Cap Value Subaccount

Strategic Growth Subaccount

U.S. Equity Insights Subaccount

IVY VARIABLE INSURANCE PORTFOLIOS

Delaware Ivy VIP Asset Strategy Subaccount

Delaware Ivy VIP Natural Resources Subaccount

Delaware Ivy VIP Science and Technology Subaccount

JANUS ASPEN SERIES - INSTITUTIONAL SHARES

Janus Henderson Balanced Subaccount

Janus Henderson Global Research Subaccount

Janus Henderson Research Subaccount

JANUS ASPEN SERIES - SERVICE SHARES

Janus Henderson Balanced Subaccount

Janus Henderson Global Research Subaccount

Janus Henderson Overseas Subaccount

Janus Henderson Research Subaccount

J.P. MORGAN INSURANCE TRUST - CLASS I

Mid Cap Value Subaccount

Small Cap Core Subaccount

LAZARD RETIREMENT SERIES, INC. - SERVICE SHARES

Emerging Markets Equity Subaccount

International Equity Subaccount

U.S. Small-Mid Cap Equity Subaccount

LEGG MASON PARTNERS VARIABLE EQUITY TRUST - CLASS I

ClearBridge Variable Dividend Strategy Subaccount

ClearBridge Variable Large Cap Value Subaccount

MFS® VARIABLE INSURANCE TRUST - SERVICE CLASS

Mid Cap Growth Subaccount

New Discovery Subaccount

Total Return Subaccount

MFS® VARIABLE INSURANCE TRUST II - SERVICE CLASS

Massachusetts Investors Growth Stock Subaccount

MORGAN STANLEY VARIABLE INSURANCE FUND, INC. - CLASS I

VIF U.S. Real Estate Subaccount

MORGAN STANLEY VARIABLE INSURANCE FUND, INC. - CLASS II

VIF Core Plus Fixed Income Subaccount

VIF Growth Subaccount

VIF U.S. Real Estate Subaccount

NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST - S CLASS

AMT Mid Cap Intrinsic Value Subaccount

3

OHIO NATIONAL FUND, INC.

ON AB Mid Cap Core Subaccount

ON AB Small Cap Subaccount

ON BlackRock Advantage International Equity Subaccount

ON BlackRock Advantage Large Cap Core Subaccount

ON BlackRock Advantage Large Cap Growth Subaccount

ON BlackRock Advantage Large Cap Value Subaccount

ON BlackRock Advantage Small Cap Growth Subaccount

ON BlackRock Balanced Allocation Subaccount

ON Bond Subaccount

ON Federated High Income Bond Subaccount

ON Janus Henderson Forty Subaccount

ON Nasdaq-100® Index Subaccount

ON S&P 500® Index Subaccount

ON S&P MidCap 400® Index Subaccount

PIMCO VARIABLE INSURANCE TRUST - ADMINISTRATIVE SHARES

CommodityRealReturn® Strategy Subaccount

Global Bond Opportunities Subaccount

Real Return Subaccount

Total Return Subaccount

ROYCE CAPITAL FUND - INVESTMENT CLASS

Micro-Cap Subaccount

Small-Cap Subaccount

THE PRUDENTIAL SERIES FUND, INC. - CLASS II

PSF PGIM Jennison Focused Blend Subaccount

PSF PGIM Jennison Growth Subaccount

(1)	See the footnote to the statement of assets and contract owners’ equity for the former name of the subaccount.

4

OHIO NATIONAL LIFE ASSURANCE CORPORATION

(A Wholly Owned Subsidiary of The Ohio National Life Insurance Company)

Statutory Financial Statements and Supplementary Information

December 31, 2022, 2021 and 2020

(With Independent Auditors’ Report Thereon)

KPMG LLP
Suite 3400
312 Walnut Street
Cincinnati, OH 45202

Independent Auditors’ Report

The Board of Directors

Ohio National Life Assurance Corporation:

Opinions

We have audited the statutory financial statements of Ohio National Life Assurance Corporation (a wholly owned subsidiary of The Ohio National Life Insurance Company) (the Company), which comprise the statutorystatements of admitted assets, liabilities, and capital and surplus as of December 31, 2022 and 2021, and the related statutory statements of income, changes in capital and surplus, and cash flow for each of the years in the three-year period ended December 31, 2022, and the related notes to the statutory financial statements.

Unmodified Opinion on Statutory Basis of Accounting

In our opinion, the accompanying statutory financial statements present fairly, in all material respects, the admitted assets, liabilities, and capital and surplus of the Company as of December 31, 2022 and 2021, and the results of its operations and its cash flow for each of the years in the three-year period ended December 31, 2022, in accordance with statutory accounting practices prescribed or permitted by the Ohio Department of Insurance described in Note 2.

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the significance of the matter discussed in the Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles section of our report, the statutory financial statements do not present fairly, in accordance with U.S. generally accepted accounting principles, the financial position of the Company as of December 31, 2022 and 2021, or the results of its operations or its cash flows for each of the years in the three-year period ended December 31, 2022.

Basis for Opinions

We conducted our audits in accordance with auditing standards generally accepted in the United States of America (GAAS). Our responsibilities under those standards are further described in the Auditors’ Responsibilities for the Audit of the Financial Statements section of our report. We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements relating to our audits. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinions.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note 2 to the statutory financial statements, the statutory financial statements are prepared by the Company using accounting practices prescribed or permitted by the Ohio Department of Insurance, which is a basis of accounting other than U.S. generally accepted accounting principles. Accordingly, the statutory financial statements are not intended to be presented in accordance with U.S. generally accepted accounting principles. The effects on the statutory financial statements of the variances between the statutory accounting practices described in Note 2 and U.S. generally accepted accounting principles, although not reasonably determinable, are presumed to be material and pervasive.

KPMG LLP, a Delaware limited liability partnership and a member firm of the KPMG global organization of independent member firms affiliated with
KPMG International Limited, a private English company limited by guarantee.

Responsibilities of Management for the Financial Statements

Management is responsible for the preparation and fair presentation of the statutory financial statements in accordance with accounting practices prescribed or permitted by the Ohio Department of Insurance. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of statutory financial statements that are free from material misstatement, whether due to fraud or error.

In preparing the statutory financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for one year after the date that the statutory financial statements are issued.

Auditors’ Responsibilities for the Audit of the Financial Statements

Our objectives are to obtain reasonable assurance about whether the statutory financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditors’ report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the statutory financial statements.

In performing an audit in accordance with GAAS, we:

●	Exercise professional judgment and maintain professional skepticism throughout the audit.

●	Identify and assess the risks of material misstatement of the statutory financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the statutory financial statements.

●	Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, no such opinion is expressed.

●	Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the statutory financial statements.

●	Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for a reasonable period of time.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control related matters that we identified during the audit.

Supplementary Information

Our audits were conducted for the purpose of forming an opinion on the statutory financial statements as a whole. The supplementary information included in Schedule I Summary of Investments - Other Than Investments in Related Parties, Schedule III Supplementary Insurance Information, Schedule IV Reinsurance and Schedule V Valuation and Qualifying Accounts is presented for purposes of additional analysis and is not a required part of the statutory financial statements but is supplementary information required by the Securities and Exchange Commission’s Regulation S-X. Such information is the responsibility of management and was derived from and relates directly to the underlying accounting and other records used to prepare the statutory financial statements. The information has been subjected to the auditing procedures applied in the audits of the statutory financial statements and certain additional procedures, including comparing and reconciling such information directly to the underlying accounting and other records used to prepare the statutory financial statements or to the statutory financial statements themselves, and other additional procedures in accordance with GAAS. In our opinion, the information is fairly stated in all material respects in relation to the statutory financial statements as a whole.

/s/ KPMG LLP

Cincinnati, Ohio

April 10, 2023

OHIO NATIONAL LIFE ASSURANCE CORPORATION

(A Wholly Owned Subsidiary of The Ohio National Life Insurance Company)

Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus

December 31, 2022 and 2021

(Dollars in thousands, except share amounts)

Admitted Assets	2022	2021
Investments:
Bonds	$2,002,471	1,891,729
Preferred stocks	16,529	15,000
Common stocks at fair value (cost $15,304 in 2022 and $20,500 in 2021)	15,304	21,891
Mortgage loans on real estate	452,170	421,427
Contract loans	123,150	123,713
Cash, cash equivalents and short-term investments	9,092	48,692
Receivables for securities	213	204
Derivatives	2,212	4,401
Other invested assets	37,713	34,033
Securities lending reinvested collateral assets	39,870	86,473
Total investments	2,698,724	2,647,563
Premiums and other considerations deferred and uncollected	121,574	126,690
Accrued investment income	19,697	18,688
Receivable from parent and affiliates	30,058	9,364
Current federal income tax recoverable	—	488
Deferred tax asset, net	29,219	30,209
Other assets	10,207	19,317
Separate account assets	246,895	329,061
Total admitted assets	$3,156,374	3,181,380
Liabilities and Capital and Surplus
Reserves for future policy benefits:
Life and annuity policies and contracts	$2,139,354	2,129,314
Accident and health policies	105,066	88,920
Deposit type funds	284,685	180,116
Contract claims	13,366	28,535
Other policyholders’ funds	987	995
Current federal income taxes	11,785	—
Interest maintenance reserve	14,394	19,582
Asset valuation reserve	19,150	23,522
Transfers to separate accounts due or accrued, net	1,694	1,641
Payable for securities	4,000	5,000
Payable for securities lending	39,870	86,473
Other liabilities	37,391	41,410
Separate account liabilities	246,895	329,061
Total liabilities	2,918,637	2,934,569
Capital and surplus:
Class A common stock, $3,000 par value. Authorized 10,000 shares; issued and outstanding 3,200 shares	9,600	9,600
Gross paid in and contributed surplus	87,976	87,976
Unassigned surplus	140,161	149,235
Total capital and surplus	237,737	246,811
Total liabilities and capital and surplus	$3,156,374	3,181,380

See accompanying notes to statutory financial statements.

OHIO NATIONAL LIFE ASSURANCE CORPORATION

(A Wholly Owned Subsidiary of The Ohio National Life Insurance Company)

Statutory Statements of Income

Years ended December 31, 2022, 2021 and 2020

(Dollars in thousands)

	2022	2021	2020
Premiums and other considerations:
Life and annuity	$204,261	186,029	188,536
Accident and health	29,187	26,827	23,701
Total premiums and other considerations	233,448	212,856	212,237
Investment income:
Interest on bonds	74,949	75,197	74,801
Interest on mortgage loans on real estate	19,499	19,104	21,821
Interest on contract loans	6,655	6,888	6,923
Other income	8,723	7,502	5,387
Total investment income	109,826	108,691	108,932
Less investment expenses	2,336	2,350	2,357
Net investment income	107,490	106,341	106,575
Total income	340,938	319,197	318,812
Death and other benefits:
Death benefits	91,370	89,836	85,628
Accident and health benefits	11,866	11,154	10,865
Annuity benefits, fund withdrawals, and other benefits to policyholders and beneficiaries	73,646	71,754	87,023
Total death and other benefits	176,882	172,744	183,516
Change in reserves for future policy benefits and other funds	25,254	38,746	6,552
Commissions	38,122	41,291	42,875
General insurance expenses	56,364	52,175	69,228
Insurance taxes, licenses, and fees	10,619	10,655	13,279
Net transfers from separate accounts	(5,687)	(8,712)	(10,016)
Total expenses	301,554	306,899	305,434
Income before benefit for federal income taxes and net realized capital (losses) gains	39,384	12,298	13,378
Benefit for federal income taxes	(349)	(339)	(269)
Income before net realized capital (losses) gains	39,733	12,637	13,647
Net realized capital (losses) gains, net of interest maintenance reserve and income taxes	(5,603)	2,032	(3,078)
Net income	$34,130	14,669	10,569

See accompanying notes to statutory financial statements.

OHIO NATIONAL LIFE ASSURANCE CORPORATION

(A Wholly Owned Subsidiary of The Ohio National Life Insurance Company)

Statutory Statements of Changes in Capital and Surplus

Years ended December 31, 2022, 2021 and 2020

(Dollars in thousands)

	Common stock	Paid-in capital and assigned surplus	Unassigned surplus	Total capital and surplus
Balance at December 31, 2019	$9,600	87,976	159,867	257,443
Net income	—	—	10,569	10,569
Change in net unrealized capital gains	—	—	514	514
Change in net deferred income tax	—	—	4,537	4,537
Change in nonadmitted assets and related items	—	—	(7,585)	(7,585)
Change in asset valuation reserve	—	—	(39)	(39)
Deferred coinsurance gain	—	—	(21,452)	(21,452)
Correction of errors, net of tax	—	—	759	759
Dividends to stockholder	—	—	(12,000)	(12,000)
Balance at December 31, 2020	9,600	87,976	135,170	232,746
Net income	—	—	14,669	14,669
Change in net unrealized capital gains	—	—	2,740	2,740
Change in net deferred income tax	—	—	454	454
Change in nonadmitted assets and related items	—	—	877	877
Change in asset valuation reserve	—	—	(5,874)	(5,874)
Deferred coinsurance gain	—	—	(736)	(736)
Correction of errors, net of tax	—	—	1,935	1,935
Balance at December 31, 2021	9,600	87,976	149,235	246,811
Net income	—	—	34,130	34,130
Change in net unrealized capital losses	—	—	(4,689)	(4,689)
Change in net deferred income tax	—	—	1,689	1,689
Change in nonadmitted assets and related items	—	—	(3,688)	(3,688)
Change in asset valuation reserve	—	—	4,373	4,373
Change in reserve valuation basis	—	—	(3,589)	(3,589)
Deferred coinsurance gain	—	—	(19,292)	(19,292)
Correction of errors, net of tax	—	—	1,992	1,992
Dividends to stockholder	—	—	(20,000)	(20,000)
Balance at December 31, 2022	$9,600	87,976	140,161	237,737

See accompanying notes to statutory financial statements.

OHIO NATIONAL LIFE ASSURANCE CORPORATION

(A Wholly Owned Subsidiary of The Ohio National Life Insurance Company)

Statutory Statements of Cash Flow

Years ended December 31, 2022, 2021 and 2020

(Dollars in thousands)

	2022	2021	2020
Cash flow from operations:
Premiums, other considerations, and fund deposits	$200,655	192,792	174,854
Investment income	101,831	100,850	105,163
	302,486	293,642	280,017
Less:
Death and other benefits	157,851	147,003	158,089
Commissions, taxes, and other expenses	96,807	108,400	117,795
Net transfers from separate accounts	(5,741)	(8,918)	(10,711)
	248,917	246,485	265,173
Net cash provided by operations	53,569	47,157	14,844
Cash flow from investing activities:
Proceeds from investments sold, matured, or repaid:
Bonds	165,343	412,347	435,109
Stocks	10,066	938	—
Mortgage loans on real estate	41,160	58,457	50,172
Other invested assets	331	—	12,377
Total investment proceeds	216,900	471,742	497,658
Less cost of investments acquired:
Bonds	280,616	552,420	368,129
Stocks	6,831	25,158	2,647
Mortgage loans on real estate	71,903	81,784	12,051
Other invested assets	6,614	13,005	3,036
Total investments acquired	365,964	672,367	385,863
Less (decrease) increase in contract loans	(563)	971	(2,187)
Net cash (used in) provided by investing activities	(148,501)	(201,596)	113,982
Cash flow from financing and other miscellaneous sources:
Net deposits on deposit-type contracts and other liabilities	99,114	70,223	(1,732)
Dividends to stockholder	(20,000)	—	(12,000)
Change in receivable from parent due to cash concentration program	(17,775)	77,777	(52,858)
Other, net	(6,007)	(2,380)	(2,857)
Net cash provided by (used in) financing	55,332	145,620	(69,447)

Net (decrease) increase in cash, cash equivalents and short-term investments	(39,600)	(8,819)	59,379
Cash, cash equivalents and short-term investments:
Beginning of year	48,692	57,511	(1,868)
End of year	$9,092	48,692	57,511

Supplemental disclosures of cash flow information for non-cash transactions:
Change in securities lending collateral	$(46,603)	(447)	12,840
Change in deferred gain on coinsurance reinsurance agreements	(19,292)	(736)	(21,451)

See accompanying notes to statutory financial statements.

OHIO NATIONAL LIFE ASSURANCE CORPORATION

(A Wholly Owned Subsidiary of The Ohio National Life Insurance Company)

Notes to Statutory Financial Statements

December 31, 2022, 2021 and 2020

(Dollars in thousands)

(1)	Organization and Business

Organization

Ohio National Life Assurance Corporation (“ONLAC” or the “Company”) is a stock life insurance company wholly owned by The Ohio National Life Insurance Company (“ONLIC”), a stock life insurance company. ONLIC is 100% owned by Constellation Insurance, Inc. (“CNII”), formerly Ohio National Financial Services, Inc. (“ONFS”), a stock holding company. CNII is 100% owned by Constellation Insurance Holdings, Inc. (“CIHI"), formerly Ohio National Holdings, Inc. (“ONMH”) and Ohio National Mutual Holdings, Inc. (“ONMH”), a stock holding company organized under Ohio insurance laws.

On March 22, 2021, the Board of Directors of ONMH unanimously approved an agreement to enter into a strategic transaction (“Transaction”) with Constellation Insurance, LP (“Constellation”) whereby Constellation would acquire ONMH. The agreement was signed on March 22, 2021. Constellation is backed by Caisse de dépôt et placement du Québec (“CDPQ”) and Ontario Teachers’ Pension Plan Board (“Ontario Teachers’”), two of the world’s largest, premier, long-term institutional investors.

On March 11, 2022, the Members of ONMH voted to approve the Transaction. The Ohio Department of Insurance (“Department”) conducted a public hearing on March 18, 2022. ONMH received an order approving the Transaction and closed the Transaction on March 31, 2022.

The Transaction was structured as a sponsored demutualization, which means ONMH converted to a stock company. Eligible members were compensated, in the aggregate of $500 million, for the extinguishment of their membership interests with additional policy benefits or cash, as applicable. In addition to member compensation, an additional $500 million of capital will be infused into ONLIC evenly over a four-year period beginning one year after the closing of the Transaction, further strengthening ONLIC’s capital position and its ability to fulfill its obligations and to invest in the future of the business.

All references to activity entered into while under the ONFS or ONMH/ONHI names impacting the Company throughout the remainder of these footnotes have been updated to the new names of CNII and CIHI, respectively.

Business

The Company is a life and health insurer licensed in 49 states, the District of Columbia and Puerto Rico. The Company offers term life, universal life, health (disability) and annuity products through independent agents and other distribution channels and is subject to competition from other insurers throughout the United States. The Company is subject to regulation by the insurance departments of the states in which it is licensed and undergoes periodic examinations by those departments. Subsequent to the balance sheet date, the Company made the decision to cease selling its disability products as of May 1, 2023, while continuing to service and support existing clients.

(2)	Basis of Presentation

The Company prepares its statutory financial statements in conformity with accounting practices prescribed or permitted by the Ohio Department of Insurance (the “Department”), which is an other comprehensive basis of accounting that differs from U.S. generally accepted accounting principles (“GAAP”). The Department requires that insurance companies domiciled in the State of Ohio prepare their statutory basis financial statements in accordance with the Statement of Statutory Accounting Principles (“SSAP”) that are described in the National Association of Insurance Commissioners (“NAIC”) Accounting Practices and Procedures Manual (the “Manual”) subject to any deviations prescribed or permitted by the state insurance commissioner.

OHIO NATIONAL LIFE ASSURANCE CORPORATION

(A Wholly Owned Subsidiary of The Ohio National Life Insurance Company)

Notes to Statutory Financial Statements

December 31, 2022, 2021 and 2020

(Dollars in thousands)

ONLAC does not have any permitted or prescribed statutory accounting practices as of December 31, 2022, 2021 and 2020.

Statutory accounting practices are different in some respects from financial statements prepared in accordance with GAAP. The primary reasons for the differences between equity and net income on a GAAP basis versus capital and surplus and net income on a statutory basis are that, for GAAP reporting purposes:

●	The costs related to acquiring business, principally commissions and certain policy issue expenses related to successful acquisition efforts, are amortized over the period benefited rather than charged to income in the year incurred;

●	future policy benefit reserves are based on anticipated Company experience for lapses, mortality and investment yield, rather than statutory mortality and interest requirements, without consideration of withdrawals;

●	investments in fixed maturity securities are carried at either amortized cost or fair value based on their classifications; fixed maturity securities designated at purchase as held-to-maturity based on the Company’s intent and ability to hold to maturity are carried at amortized cost; investments in fixed maturity securities classified as available-for-sale are carried at estimated fair value with net unrealized holding gains and losses reported in other comprehensive income; fixed maturity securities designated as trading are carried at fair value with net unrealized holding gains and losses reported in income; under statutory accounting, investments in bonds are reported at the lower of amortized cost or fair value based on their NAIC rating and any adjustments to fair value are reported directly in surplus (see Note 3(c) for more information regarding bond valuation);

●	only contracts that have significant mortality or morbidity risk are classified as insurance contracts; otherwise, they are accounted for in a manner consistent with the accounting for interest bearing or other financial instruments; for statutory reporting, contracts that have any mortality or morbidity risk, regardless of significance, and contracts with life contingent annuity purchase rate guarantees are classified as insurance contracts;

●	undistributed income and capital gains and losses for limited partnerships investments are reported as unrealized gains and losses in earnings; for statutory reporting, the unrealized gains and losses are reported directly in surplus;

●	the asset valuation reserve and interest maintenance reserve are not recorded;

●	under GAAP “nonadmitted” assets do not exist, which for statutory reporting nonadmitted assets are excluded from surplus (see Note 3(b) for more information regarding nonadmitted assets);

OHIO NATIONAL LIFE ASSURANCE CORPORATION

(A Wholly Owned Subsidiary of The Ohio National Life Insurance Company)

Notes to Statutory Financial Statements

December 31, 2022, 2021 and 2020

(Dollars in thousands)

●	changes in deferred taxes are recognized in operations;

●	there is a presentation of other comprehensive income and comprehensive income;

●	certain assets and liabilities are reported gross of ceded reinsurance balances;

●	deposits to universal life contracts, investment contracts and limited payment contracts are not included in revenue;

●	negative cash balances are reported as liabilities;

●	certain annuity related contracts give rise to embedded derivatives for GAAP which STAT does not recognize these embedded derivatives; and

●	on a statutory basis only, the correction of immaterial prior period errors are recorded directly to surplus.

The effects of the foregoing variances from GAAP on the accompanying statutory basis financial statements have not been determined, but are presumed to be material.

(3)	Summary of Significant Accounting Policies

The significant accounting policies followed by the Company that materially affect statutory financial reporting are summarized below.

(a)	Use of Estimates

In preparing the statutory financial statements, management is required to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities as of the date of the statutory financial statements, and the reported amounts of revenues and expenses for the reporting period. Actual results could differ significantly from those estimates.

The most significant estimates and assumptions include those used in determining the liability for future policy benefits and claims, contingencies, provision for income taxes, deferred taxes, uncertain income tax positions and contingencies, and valuation of and impairment losses on investments. Although some variability is inherent in these estimates, the recorded amounts reflect management’s best estimates based on facts and circumstances as of the date of the statutory financial statements. Management believes the amounts provided are appropriate.

(b)	Nonadmitted Assets

Certain assets designated as “nonadmitted assets” (principally certain deferred taxes, and certain receivables) have been excluded from total admitted assets by a direct charge to surplus.

OHIO NATIONAL LIFE ASSURANCE CORPORATION

(A Wholly Owned Subsidiary of The Ohio National Life Insurance Company)

Notes to Statutory Financial Statements

December 31, 2022, 2021 and 2020

(Dollars in thousands)

(c)	Investments

Investment Income

Interest and dividends on investments is recorded within investment income. Realized capital gains and losses are reported net of federal income tax and transfers to the interest maintenance reserve (“IMR”). Realized gains (losses) on the sale of investments are determined on the basis of specific security identification on the trade date. Unrealized gains and losses on investments are charged or credited to unassigned surplus in accordance with NAIC rules.

Dividends are recorded on the ex-dividend date and interest is accrued as earned using an effective yield method giving effect to amortization of premiums and accretion of discounts.

Bonds

Bonds are valued as prescribed by the Securities Valuation Office (“SVO”) of the NAIC Investment Analysis Office. Bonds are rated as “1” (highest quality), “2” (high quality), “3” (medium quality), “4” (low quality), “5” (lowest quality, not in or near default) or “6” (lowest quality, in or near default). Bonds rated as categories 1 through 5 are reported in the statutory financial statements at amortized cost using the modified scientific method. Bonds rated as category 6 are reported at the lower of amortized cost or fair value.

Mortgage-backed securities are generally stated at amortized cost and are amortized using anticipated prepayment assumptions based on a retrospective adjustment method that estimates prepayment activity by utilizing certain factors, including seasonality, current levels of interest rates, economic activity, and the term and age of the underlying collateral.

All securities defined as hybrid securities by the SVO are reported as bonds and are carried at amortized cost.

Preferred and Common Stocks

Preferred stocks rated by the SVO as categories 1-3 are reported at amortized cost. Those rated as categories 4-6 are reported at the lower of amortized cost or fair value.

Common stocks of unaffiliated companies are carried at fair value based on information from the SVO and quoted market prices when information is not available from the SVO.

Management regularly reviews its bond and stock portfolios in order to evaluate the necessity to record impairment losses for other-than-temporary declines in estimated fair value of investments. See Note 6 for management’s description and analysis of the portfolio.

Mortgage Loans on Real Estate

Mortgage loans on real estate are recorded at the unpaid principal balance of the loan, net of valuation allowance and unamortized discount. Management periodically reviews the portfolio for impairment and obtains updated valuations of the underlying collateral as needed. Significant changes (increase or decrease) in the net value of the collateral are adjusted through the valuation allowance; however, the net carrying value amount of the loan shall not exceed the recorded investment in the loan.

OHIO NATIONAL LIFE ASSURANCE CORPORATION

(A Wholly Owned Subsidiary of The Ohio National Life Insurance Company)

Notes to Statutory Financial Statements

December 31, 2022, 2021 and 2020

(Dollars in thousands)

Loans in foreclosure and loans considered impaired as of the date of the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus are placed on nonaccrual status and written down to the estimated fair value, net of estimated selling costs, of the underlying property to derive a new cost basis. Interest received on nonaccrual status mortgage loans on real estate is included in net investment income in the period received.

Mortgage loans can be restructured in a troubled debt restructuring (“TDR”). The Company assesses loan modifications on a case by case basis to evaluate whether a TDR has occurred. In response to the Coronavirus (“COVID-19”) pandemic, there was an increase in the volume of loan modifications in the Company’s mortgage portfolio during 2020. The COVID-19 related modifications were primarily in the form of principal and/or interest deferrals in accordance with the Interagency Statement on Loan Modifications and Reporting for Financial Institutions Working with Customers Affected by the Coronavirus and in accordance with the interpretation issued by the NAIC, INT 20-03 Troubled Debt Restructuring Due to COVID-19, during the year ended December 31, 2020. Accordingly, these loans were not categorized as a TDR.

Contract Loans

Contract loans are stated at unpaid principal balances. Interest income on such loans is recorded as earned using the contractually agreed upon interest rate. Generally, interest is capitalized on the policy’s anniversary date.

Cash, Cash Equivalents and Short-term Investments

Short-term investments are carried at amortized cost and cash equivalents are carried at fair value. Cash equivalents are short-term and highly liquid investments with original maturities of three months or less, and short-term investments include securities and other investments with remaining maturities of one year or less, but greater than three months, at time of purchase.

Derivatives

The Company enters into derivative transactions that do not meet the criteria for hedge accounting or have not been designated in hedging relationships by the Company. The Company purchases equity index call options as hedges for the indexed universal life products. These transactions provide the Company with an economic hedge, which is used as part of its overall risk management strategies. These derivative instruments are carried at estimated fair value. The realized changes in fair value are recorded in net realized capital losses, net of interest maintenance reserve and income taxes. The unrealized changes in fair value are recorded in unassigned surplus.

Other Invested Assets

Other invested assets primarily consist of unaffiliated surplus notes and investments in unaffiliated limited partnership interests. Surplus notes are accounted for at amortized cost for NAIC ratings 1 or 2 or the lessor of amortized cost or fair value for NAIC ratings 3 through 6.

During 2021 and 2022, the Company became an investor and limited partner in several limited partnerships. Limited partnerships are carried at the underlying audited GAAP equity of the investee using the equity method of accounting. The financial statements of limited partnership investees are usually not received in time for the Company to apply the equity method at each reporting period. Therefore, the equity pick-up on these investments has been recorded on a three-month lag. The Company has no investments in limited partnerships that exceed 10% of it admitted assets.

OHIO NATIONAL LIFE ASSURANCE CORPORATION

(A Wholly Owned Subsidiary of The Ohio National Life Insurance Company)

Notes to Statutory Financial Statements

December 31, 2022, 2021 and 2020

(Dollars in thousands)

The statement value of limited partnerships are evaluated and adjusted for any impairment in value that is determined to be other-than-temporary. The Company did not recognize any impairment write-down for its investments for the year ended December 31, 2022.

Securities Lending Program

The Company participates in an indemnified securities lending program administered by an unaffiliated agent in which certain portfolio holdings are loaned to third parties. The borrower must deliver to the Company’s agent collateral having a market value equal to at least 102% and 105%, respectively, of the market value of the domestic and foreign securities loaned. The collateral received by the Company’s agent from the borrower to secure loans on behalf of the Company must be in the form of cash, securities issued or guaranteed by the U.S. government or its agencies, or a bank letter of credit or equivalent obligation as may be pre-approved by the Company. The Company monitors the estimated fair value of the loaned securities on a daily basis and additional collateral is obtained as necessary. Securities lending reinvested collateral assets and the corresponding liability, payables for securities lending, are recorded on the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus. Income and expenses associated with securities lending transactions are reported within net investment income in the Statutory Statements of Income.

(d)	Separate Accounts

Separate account assets and liabilities represent contract holders’ funds, which have been segregated into accounts with specific investment objectives. Separate account assets are recorded at estimated fair value based primarily on market quotations of the underlying securities. The investment income and gains or losses of these accounts accrue directly to the contract holders. Separate account liabilities for individual life represent contract holders’ funds adjusted for possible future surrender charges in accordance with the Commissioner’s Reserve Valuation Method (“CRVM”). The difference between full account value and CRVM is reflected in transfers to separate accounts due or accrued, net, as prescribed by the NAIC, on the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus. The annual change in the difference between full account value and CRVM is reflected in the Statutory Statements of Income as part of the net transfers from separate accounts. The Company’s revenue reflects fees charged to the separate accounts including administrative services and risks assumed and for the activity related to guaranteed contracts, which are riders to existing variable annuity contracts that are guaranteed by the Company’s general account assets.

Premium income, benefits and expenses of the separate accounts are included in the Statutory Statements of Income with the offset recorded in net transfers from separate accounts in the Statutory Statements of Income. Investment income and realized capital gains (losses) on the assets of separate accounts, other than seed money, accrue to contract holders and are not recorded in the Statutory Statements of Income. Unrealized capital gains (losses) on assets of separate accounts accrue to contract holders and, accordingly, are reflected in the separate account liability to the contract holder.

OHIO NATIONAL LIFE ASSURANCE CORPORATION

(A Wholly Owned Subsidiary of The Ohio National Life Insurance Company)

Notes to Statutory Financial Statements

December 31, 2022, 2021 and 2020

(Dollars in thousands)

(e)	Revenues and Expenses

Premiums are credited to revenue over the premium paying period of the policies. Individual accident and health (disability) premiums are earned ratably over the terms of the related contracts or policies. Universal life and annuity premiums are recognized as revenue when received. Amounts received related to deposit contracts with mortality or morbidity risk, such as traditional life products, are recorded as premiums. Amounts received as payment for deposit contracts that do not incorporate any mortality or morbidity risk, including those annuities without life contingencies and guaranteed investment contracts, are not reported as revenue, but are recorded directly to the appropriate policy reserve account.

Expenses, including acquisition costs related to acquiring new business, are charged to operations as incurred.

(f)	Reserves for Future Policy Benefits

Life Policies and Contracts

Reserves for traditional life products are based on statutory mortality and interest requirements without consideration for withdrawals. The mortality table and interest assumptions currently being used for the majority of new policies issued is the 2017 Commissioners Standard Ordinary (“CSO”) table with interest rates of 3.0% to 3.5%. With respect to in force policies, the mortality tables and interest assumptions used are primarily the 1958 CSO table with interest rates of 3.0% to 6.0%, the 1980 CSO table with interest rates of 3.0% to 6.0%, the 2001 CSO table with interest rates of 3.0% to 4.0%, and the 2017 CSO table with interest rates of 3.0% to 3.5%. For policies issued on or after January 1, 2020, reserves are calculated as prescribed in section 20 of the Valuation Manual (“VM-20”) using principles based reserves (“PBR”). The assumptions used in the calculations are a combination of prescribed assumptions and company experience.

Reserves for universal life and variable universal life policies have been calculated based on participants’ net contributions plus interest credited less applicable contract charges, less an initial allowance according to CRVM. During 2022, the Company received approval from the Department to change its valuation method for its indexed universal life policies from CRVM with Update Market Value (“UMV”) to CRVM with Update Average Market Value (“UAMV”). The Company recognized a change in basis of valuation of $3,589 in unassigned surplus on the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus.

Reserves for universal life policies containing secondary guarantees are calculated in accordance with Actuarial Guideline 38 (“AG38”).

The Company waives the deduction of deferred fractional premium at death and returns any portion of the final premium beyond the date of death. Surrender values are not promised in excess of the legally computed reserves. Reserves are computed using continuous functions to reflect these practices.

The method used in valuation of substandard policies is to hold 50% of the annual substandard premium as the substandard reserve in addition to the reserve calculated using standard mortality.

OHIO NATIONAL LIFE ASSURANCE CORPORATION

(A Wholly Owned Subsidiary of The Ohio National Life Insurance Company)

Notes to Statutory Financial Statements

December 31, 2022, 2021 and 2020

(Dollars in thousands)

The Company had $120,828,886 and $125,715,084 of individual life insurance in force as of December 31, 2022 and 2021, respectively, and $1,458,856 and $1,521,746 of related reserves as of December 31, 2022 and 2021, respectively, for which the gross premiums were less than the net premiums according to the standard valuation set by the Department.

Tabular interest, tabular less actual reserves released, and tabular cost for all life contracts are determined in accordance with NAIC Annual Statement instructions. Traditional life, permanent and term products use a formula that applies a weighted average interest rate determined from a seriatim valuation file to the mean average reserves. Universal life and variable life insurance products use a formula which applies a weighted average credited rate to the mean account value.

Accident and Health (Disability) Policies

The aggregate reserves for individual accident and health (disability) policies consist of active life reserves, disabled life reserves and unearned premium reserves. The active life reserves are calculated on a two-year preliminary term basis at interest rates of 3.0% to 6.0%, using either the 1964 Commissioner’s Disability Table (policies issued prior to 1990) or the 1985 Commissioner’s Individual Disability Table A (policies issued after 1989). The disabled life reserves are calculated using either the 1985 Commissioner’s Individual Disability Table C at interest rates of 3.5% to 5.5% (claims incurred after 1989) or the 1964 Commissioner’s Disability Table at an interest rate of 3.5% (claims incurred prior to 1990). Beginning January 1, 2020, the disability reserve calculations for new policies also incorporate the 2013 Individual Disability Insurance table and its associated modifiers as required by Actuarial Guideline 50.

Annuity and Other Deposit Funds

The reserves and deposit liabilities for individual deferred annuity products have been established based on the participants’ net contributions, policy term, interest rates, and various contract provisions. The average interest rates credited on these annuity policies were 3.14%, 3.14% and 3.19% for the years ended December 31, 2022, 2021 and 2020, respectively. The reserves for individual annuity policies issued after 1991 have been adjusted for possible future surrender charges in accordance with Commissioner’s Annuity Reserve Valuation Method (“CARVM”).

Reserves for ordinary (individual) immediate annuities are determined primarily using the 1971 Individual Annuity Mortality Table (interest rate of 11.25%), the 1983 Annuity Table (interest rates of 6.75% to 8.75%), the Annuity 2000 Table (interest rates of 4.00% to 7.00%) or the IAR2012 Mortality Table (interest rates of 1.00% to 4.00%).

(g)	Asset Valuation Reserve/Interest Maintenance Reserve

In compliance with statutory requirements, the Company maintains an asset valuation reserve (“AVR”) and an IMR as prescribed by the NAIC.

The AVR is a formula reserve, which addresses specific asset risk areas and consists of the default component and the equity component. The default component provides for future credit related losses on bonds, including corporate debt securities, preferred stocks and mortgages. The equity component covers all types of equity investments. The two components are designed to address the default and equity risks of the Company’s assets by calculating maximum reserve targets and controlling the flow of the reserve from and into surplus. The change in AVR is charged or credited directly to unassigned surplus.

OHIO NATIONAL LIFE ASSURANCE CORPORATION

(A Wholly Owned Subsidiary of The Ohio National Life Insurance Company)

Notes to Statutory Financial Statements

December 31, 2022, 2021 and 2020

(Dollars in thousands)

The IMR minimizes the Statutory Statements of Income impact of interest rate related realized capital gains and losses. Realized capital gains and losses for all types of bonds that result from changes in the overall level of interest rates are removed from the net realized capital gains (losses) amount and credited or charged to the liability for IMR. This liability is amortized into income over the remaining life of each bond based on a seriatim method.

Credit related other-than-temporary impairment losses are recorded through the AVR; interest related other-than-temporary impairment losses are recorded through the IMR.

(h)	Reinsurance

Reinsurance is an agreement by which a reporting entity transfers all or part of its risk under a contract to another reporting entity. For each of its reinsurance agreements, the Company determines whether the agreement provides indemnification against loss or liability relating to insurance risk in accordance with applicable accounting standards. The Company reviews all contractual features, including those that may limit the amount of insurance risk to which the reinsurer is subject or features that delay the timely reimbursement of claims.

Accounting for reinsurance requires the use of significant management estimates and assumptions, particularly related to the future performance of the underlying business and the potential impact of counterparty credit risk. The Company periodically reviews actual and anticipated experience compared to the assumptions used to establish assets and liabilities relating to ceded and assumed reinsurance and evaluates the strength of counterparties to its reinsurance agreements. Reinsurance does not discharge the Company from its primary liability to policyholders, and to the extent that a reinsurer were unable to meet its obligations, the Company would be liable to policyholders.

Premium income, reserves for future policy benefits, and liabilities for contract claims are stated net of reinsurance. Premiums, benefits and reserves related to reinsured business are accounted for on a basis consistent with those used in accounting for the original policies issued and the terms of the reinsurance agreements. The Company records a receivable for reinsured benefits paid and reduces policyholders’ reserves for the portion of insurance liabilities that are reinsured. Commissions and expense allowances on reinsurance ceded are recorded as revenue.

(i)	Federal Home Loan Bank (“FHLB”) Agreements

The Company is a member of the FHLB of Cincinnati. Through its membership, and by purchasing FHLB stock, the Company can enter into deposit contracts. The Company had outstanding deposit contracts of $280,000 and $175,000 as of December 31, 2022 and 2021, respectively, which are included in deposit type funds on the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus. The Company uses the deposits for the purpose of additional spread income.

OHIO NATIONAL LIFE ASSURANCE CORPORATION

(A Wholly Owned Subsidiary of The Ohio National Life Insurance Company)

Notes to Statutory Financial Statements

December 31, 2022, 2021 and 2020

(Dollars in thousands)

FHLB capital stock is included in common stocks at fair value on the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus. FHLB capital stock purchased at December 31 is indicated in the table below and is only in the general account:

	2022	2021
Membership stock - Class B	$2,545	3,033
Activity stock	12,175	7,450
Total	$14,720	10,483
Actual or estimated borrowing capacity as determined by the insurer	$280,002	175,000

Membership stock eligible and not eligible for redemption at December 31, 2022 is as follows:

Membership stock	Current year total	Not eligible for redemption	Less than 6 months	6 months to less than 1 year	1 to less than 3 years	3 to 5 years
Class B	$2,545	2,545	—	—	—	—

Total collateral pledged to FHLB as of December 31 is indicated in the table below and is only in the general account.

	2022	2021
Total collateral pledged:
Fair value	$340,244	351,998
Carrying value	369,026	339,924
Total borrowing	280,000	175,000

The maximum amount pledged as of December 31 is as follows:

	2022	2021
Maximum amount pledged:
Fair value	$340,244	370,335
Carrying value	369,026	351,149
Total borrowing	280,000	175,000

OHIO NATIONAL LIFE ASSURANCE CORPORATION

(A Wholly Owned Subsidiary of The Ohio National Life Insurance Company)

Notes to Statutory Financial Statements

December 31, 2022, 2021 and 2020

(Dollars in thousands)

Borrowing from FHLB as of December 31 is indicated in the table below and is only in the general account.

2022	General account	Funding agreements reserves established
Funding agreements	$280,000	280,000

2021
Funding agreements	$175,000	175,000

The maximum amount available during the reporting period ended December 31, 2022 is $280,000 and is only applicable to the general account.

The Company has no prepayment obligations under debt, funding agreements or other agreements.

(j)	Income Taxes

Total federal income taxes are based upon the Company’s best estimate of its current and deferred tax liabilities. Current tax expense is reported in the Statutory Statements of Income as provision for federal income tax expenses if resulting from operations, and within net realized capital gains (losses) if resulting from capital transactions. Changes in the balance of deferred taxes, which provided for book versus tax temporary differences, are subject to limitations and are reported on various lines within surplus. Limitations of deferred income taxes are recorded in the change in nonadmitted assets line, whereas, deferred taxes associated with net unrealized capital gains (losses) are shown within that caption on a net basis. Accordingly, the reporting of temporary differences, such as reserves and policy acquisition costs, and permanent differences, such as dividend received deduction and tax credits, results in effective tax rates that differ from the federal statutory tax rate.

The Company is included as part of the life/non-life consolidated federal income tax return of its ultimate parent, ONMH. The method of allocation of tax among the consolidated affiliates is subject to a written agreement and is based on the affiliates’ separate company taxable income. Net operating losses and realized losses are settled when utilized. Intercompany tax balances are settled quarterly.

On March 27, 2020, the Coronavirus Aid, Relief and Economic Security (“CARES”) Act was enacted and signed into law. The CARES Act included, among other items, measures concerning income tax, payroll tax credits, and loan programs. The CARES Act permitted net operating loss (“NOL”) carryovers and carrybacks to offset 100% of taxable income for taxable years beginning before 2021. In addition, the CARES Act allowed NOLs incurred in 2018, 2019, and 2020 to be carried back to generate a refund of previously paid income taxes. The Company concluded the NOL changes did not impact income taxes. The Company did not participate in any of the CARES payroll tax credits or loan programs.

OHIO NATIONAL LIFE ASSURANCE CORPORATION

(A Wholly Owned Subsidiary of The Ohio National Life Insurance Company)

Notes to Statutory Financial Statements

December 31, 2022, 2021 and 2020

(Dollars in thousands)

On August 16, 2022, the Inflation Reduction Act was enacted and signed into Law. The Act included a number of tax-related provisions including a new corporate alternative minimum tax (“CAMT”). The Act will be effective for tax years beginning after 2022, however, the Company does not expect to be subject to CAMT.

(k)	Litigation Contingencies

The Company is a party in various legal actions arising in the normal course of business. Given the inherent unpredictability of these matters, it is difficult to estimate the impact on the Company’s financial position. Liabilities are established when it is probable that a loss has been incurred, and the amount of loss can be reasonably estimated. Legal costs are recognized as incurred and for the estimated amount to be incurred. On a quarterly and annual basis, the Company reviews relevant information with respect to liabilities for litigation, regulatory investigations and litigation-related contingencies to be reflected in the Company’s statutory financial statements.

(l)	New Accounting Standards

In April 2020 and May 2021, the NAIC adopted with modification ASU 2020-04, Reference Rate Reform (Topic 848): Facilitation of the Effects of Reference Rate Reform on Financial Reporting and ASU 2021-01, Reference Rate Reform (Topic 848), with an expiration date of December 31, 2022. The guidance provides temporary optional expedients and exceptions relating to contract modifications and hedging relationships that reference the London Inter-Bank Offered Rate (“LIBOR”) or another reference rate expected to be discontinued. The adoption of this guidance did not impact the Company’s statutory financial statements.

In July 2020, the NAIC issued revisions to SSAP No. 32R, Preferred Stock, effective January 1, 2021. These revisions update the definitions, measurement and impairment guidance for all preferred stock. With adoption of SSAP No. 32R, all perpetual preferred stock is to be valued at fair value, not to exceed any currently effective call price. The adoption of this guidance did not impact the Company’s statutory financial statements.

In July 2020, the NAIC issued revisions to SSAP No. 86, Financing Derivatives, effective January 1, 2021. These revisions ensure reporting consistency in that derivatives are reported "gross," i.e., without the inclusion of financing components. Additionally, amounts owed to/from the reporting entity from the acquisition or writing of derivatives shall be separately reflected. The adoption of this guidance did not impact the Company’s statutory financial statements.

In July 2020, the NAIC issued revisions to SSAP No.26R, Bonds, effective January 1, 2021. These revisions clarify that the accounting and reporting of investment income and capital gains/losses, due to the early liquidation either through a called bond or a bond tender offer, shall be similarly applied. The adoption of this guidance did not impact the Company’s statutory financial statements.

OHIO NATIONAL LIFE ASSURANCE CORPORATION

(A Wholly Owned Subsidiary of The Ohio National Life Insurance Company)

Notes to Statutory Financial Statements

December 31, 2022, 2021 and 2020

(Dollars in thousands)

(m)	Subsequent Events

The Company has evaluated subsequent events through April 10, 2023, the date the statutory financial statements were available to be issued.

No other subsequent events have occurred since the balance sheet date except for the product changes discussed in Note 1.

(4)	Business Risks and Uncertainties

The Company participates in an industry where there are risk factors that could have material adverse effects on the business and operating results. The following is a description of the various risk factors:

Legal/Regulatory Risk is the risk that changes in the legal or regulatory environment in which the Company operates could result in increased competition, reduced demand for the Company’s products, or additional unanticipated expenses in the pricing of its products.

State insurance regulators and the NAIC regularly re-examine existing laws and regulations applicable to insurance companies and their products. Changes in these laws and regulations may be designed to protect or benefit policyholders and thus affect the Company’s operating results.

Increased assessments from guaranty associations may occur if there is an increase of impaired, insolvent or failed insurers in the jurisdictions in which the Company operates.

Mortality Risk is the risk that overall life expectancy assumptions used by the Company in the pricing of its life insurance and annuity products prove to be too aggressive. This situation may occur, for example, as a result of pandemics, terrorism, natural disasters, or acts of war. The Company attempts to reduce this risk through geographical diversification and the purchase of reinsurance.

Reinsurance Risk is the risk that the reinsurance companies, where the Company has ceded a portion of its underwriting risk, may default on their obligation. The Company has entered into reinsurance agreements to cede a portion of its general account life, annuity and health business. The Company attempts to mitigate this risk by monitoring the ratings of reinsurance companies to which it chooses to cede risk, requiring collateral to support ceded reserves, and/or following up on any outstanding balances with reinsurance companies.

Ratings Risk is the risk that rating agencies change their outlook or rating of the Company. If such ratings were lowered significantly relative to its competitors, the Company’s ability to market products to new customers could be harmed, and the Company could potentially lose existing customers. The Company monitors its Risk-Based Capital (“RBC”) and other ratios for adequacy and maintains regular communications with the rating agencies in its effort to minimize the adverse impact of this risk.

Cyber-Security Risk is the potential for information and systems to be vulnerable to adverse events, such as breaches, thefts, compromised integrity, damage, fraud, or business disruption, caused by internal, external or third parties. The loss of confidentiality, integrity or availability for information and systems could disrupt operations, result in the loss of business, materially affect profitability and negatively impact the Company’s reputation. The current working environment is unprecedented with wide-scale remote usage of the Company’s networks and may expose the Company to increased cyber-security vulnerability. The Company utilizes a defense in depth approach to physically, administratively and technically mitigate cyber-security risk. Multiple layers of security controls provide redundancy in the event a security control fails, or a vulnerability is exploited. The Company continually monitors cyber-security risk and implements new processes, controls and technology to address risks as they are identified. Despite these efforts, there is still a risk a cyber-security incident could happen.

OHIO NATIONAL LIFE ASSURANCE CORPORATION

(A Wholly Owned Subsidiary of The Ohio National Life Insurance Company)

Notes to Statutory Financial Statements

December 31, 2022, 2021 and 2020

(Dollars in thousands)

Credit Risk is the risk that issuers of investment securities, mortgagees on mortgage loans or other parties, including reinsurers and derivative counterparties, default on their contractual obligations or experience adverse changes that would affect the Company. The Company attempts to minimize the adverse impact of this risk by monitoring the portfolio diversification, the Company’s exposure to impairment, collectability of the loans, and the credit quality of reinsurers and derivative counterparties, as well as, in many cases, requiring collateral, lines of credit or assets in trust to manage credit exposure.

Banking risk is the risk associated with the Company’s concentrations of credit risk of its cash deposits and checking account balances, and risk of institutional failure. The Company maintains its cash deposits and checking account balances in various bank accounts that, at times, may exceed federally insured limits. The Company’s cash deposits and checking account balances have been placed with high credit quality financial institutions. The Company has not experienced, nor does it anticipate, any losses with respect to such accounts. Subsequent to the balance sheet date, there have been prominent bank failures in the United States that resulted in a seizure by government agencies. The Company has no direct exposure to these failures, but as a result of these failures the Company is examining all of its bank relationships to ensure they are sufficiently protected from potential future failures. The Company will continue to monitor the ongoing situation.

Interest Rate Risk is the risk that interest rates will change and impact the valuation of the bond investments. A change in rates may cause certain interest-sensitive products to become uncompetitive or may cause disintermediation. To the extent that liabilities come due more quickly than assets mature, an insurer would have to borrow funds or sell assets prior to maturity and potentially recognize a gain or loss.

Equity Market Risk is the risk of loss due to declines in the equity markets in which the Company participates. A decline in the stock market will affect the value of equity securities and the contract value of the Company’s indexed universal life contracts. Losses in the equity market could result in declines in separate account assets and assets under management, which could affect investment management fees revenue. The Company attempts to minimize the adverse impact of this risk by monitoring the diversification of the Company’s investment portfolio and through reinsurance arrangements with third parties.

The Company does not have any direct exposure within its investment portfolio to businesses in Russia or the Ukraine. However, the ongoing conflict between the two countries is impacting global economic and financial markets exacerbating ongoing economic challenges. The Company is actively monitoring the impact of the conflict on its investment portfolio.

OHIO NATIONAL LIFE ASSURANCE CORPORATION

(A Wholly Owned Subsidiary of The Ohio National Life Insurance Company)

Notes to Statutory Financial Statements

December 31, 2022, 2021 and 2020

(Dollars in thousands)

Inflation Risk is the risk that inflation will undermine the performance of investments. Times of rising inflation will cause interest rates to increase. As discussed above, interest will change and impact the valuation of the Company’s investments. The Company has the ability to hold securities until maturity and has the ability to adjust product crediting rates allowing the Company to mitigate the potential of liabilities coming due more quickly than the assets mature. The long-term nature of the Company’s business allows for the Company to manage through periods of change. The Company is monitoring the responsive monetary policy actions taken or anticipated to be taken by central banks to curb inflation and the corresponding impact on market interest rates.

Liquidity Risk is the risk that the Company may not have the ability to sell certain investments to meet obligations of the Company.

If the tax treatment of existing Bank Owned Life Insurance (“BOLI”) policies is changed, there is the potential that a portion of the issued policies may be surrendered or allowed to lapse in a short period of time creating a liquidity strain. The Company has applied risk mitigation through diversifying BOLI sales to community banks and credit unions. Credit unions are tax exempt entities, thus eliminating the surrender risk due to any pending tax law changes. In addition, effective July 1, 2019, the Company has reinsured the majority of the block of business with a third party under a coinsurance agreement.

Investment Risk – see Note 6 for additional risks specific to the investment portfolio.

COVID-19 Risk is the potential risk the Company continues to be exposed to the ongoing impacts of the COVID-19 pandemic. Significant legislative and regulatory activity has occurred in the U.S., and around the world, in response to the pandemic with unprecedented fiscal and monetary policies. With many of these stimulus programs having concluded, the Company continues to monitor and evaluate the long-term impact of the crisis on its operations and financial condition.

Transaction Risk is the risk associated with the Constellation acquisition discussed in Note 1. Although the Transaction has been completed, the Company may encounter a few issues related to the Transaction. :

●	Changes in applicable laws or regulations; the risk that the transactions contemplated by the Transaction agreement will not qualify for their intended tax treatment;

●	The possibility that the Company may be adversely affected by other economic, business, and/or competitive factors;

●	Uncertainty about the effect of the proposed Transaction on the Company’s employees, customers, and other parties with whom they have business relationships may have an adverse effect on its business and results of operations.

Litigation is common in connection with acquisitions of companies, regardless of any merits related to the claims. In the event lawsuits are filed against the Company, the outcome of the lawsuits would be uncertain, and the Company may not be successful in defending against any such claims. While the Company will defend against any lawsuits filed against it in connection with the Transaction, the costs of the defense of such actions and other effects of such litigation could have an adverse effect on its business, financial condition and operating results.

OHIO NATIONAL LIFE ASSURANCE CORPORATION

(A Wholly Owned Subsidiary of The Ohio National Life Insurance Company)

Notes to Statutory Financial Statements

December 31, 2022, 2021 and 2020

(Dollars in thousands)

The Company is working closely with Constellation to mitigate any exposure associated with the Transaction as well as working with the rating agencies on potential impacts; having open communication with customers, producers and employees; and implementing strategic plans to enhance its capital position.

(5)	Fair Value Measurements

Included in various investment related line items in the statutory financial statements are certain financial instruments carried at fair value. Other financial instruments are periodically measured at fair value, such as when impaired, or for certain bonds and preferred stock when carried at the lower of cost or market.

Fair Value Hierarchy

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (exit price) in an orderly transaction between market participants at the measurement date. In determining fair value, the Company uses various methods including market, income and cost approaches. The market approach utilizes prices and other relevant information generated by market transactions involving identical or comparable assets and liabilities. The income approach uses discounted cash flows to determine fair value. When applying either approach, the Company maximizes the use of observable inputs and minimizes the use of unobservable inputs. Observable inputs reflect the assumptions market participants would use in valuing a financial instrument based on market data obtained from sources independent of the Company. Unobservable inputs reflect the Company’s estimates about the assumptions market participants would use in valuing financial assets and financial liabilities based on the best information available in circumstances.

The Company is required to categorize its assets and liabilities that are carried at estimated fair value on the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus into a three level hierarchy based on the priority of the inputs to the valuation technique in accordance with SSAP No. 100, Fair Value Measurements. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). If the inputs used to measure estimated fair value fall within different levels of the hierarchy, the category level is based on the lowest priority level input that is significant to the fair value measurement.

The levels of the fair value hierarchy are as follows:

●	Level 1 – Fair value is based on unadjusted quoted prices for identical assets and liabilities in an active market at the measurement date. The types of assets and liabilities utilizing Level 1 valuations generally include cash and short-term investments and separate account assets.

●	Level 2 – Fair value is based on significant inputs, other than quoted prices included in Level 1, that are observable in active markets or that are derived principally from, or corroborated by, observable market data through correlation or other means for identical or similar assets and liabilities. The types of assets and liabilities utilizing Level 2 valuations generally include U.S. government agency securities; municipal bonds; foreign government debt; certain corporate debt; unaffiliated surplus notes; derivatives; common stocks; securities lending reinvested collateral; asset-backed, mortgage-backed, private placement and equity securities.

OHIO NATIONAL LIFE ASSURANCE CORPORATION

(A Wholly Owned Subsidiary of The Ohio National Life Insurance Company)

Notes to Statutory Financial Statements

December 31, 2022, 2021 and 2020

(Dollars in thousands)

●	Level 3 – Fair value is based on unobservable inputs for the asset or liability for which there is little or no market activity at the measurement date. Unobservable inputs used in the valuation reflect management’s best estimate about the assumptions market participants would use to price the asset or liability. The types of assets and liabilities utilizing Level 3 valuations generally include certain corporate debt, asset-backed securities, common stocks and other invested assets.

The following tables present the Company’s hierarchy for its financial assets and liabilities measured at estimated fair value on a recurring basis at December 31:

	Level 1	Level 2	Level 3	Total
2022
Assets:
Investments:
Bonds	$—	104	—	104
Preferred stock	—	1,529	—	1,529
Common stocks	—	14,721	583	15,304
Cash, cash equivalents and short-term investments	9,092	—	—	9,092
Other invested assets	—	—	7,350	7,350
Derivatives	—	2,212	—	2,212
Securities lending reinvested collateral assets	—	39,876	—	39,876
Other assets:
Separate account assets	246,895	—	—	246,895
Total assets	$255,987	58,442	7,933	322,362

2021
Assets:
Investments:
Bonds	$—	141	—	141
Common stocks	—	21,891	—	21,891
Cash, cash equivalents and short-term investments	48,692	—	—	48,692
Other invested assets	—	—	3,712	3,712
Derivatives	—	4,401	—	4,401
Securities lending reinvested collateral assets	—	86,470	—	86,470
Other assets:
Separate account assets	329,061	—	—	329,061
Total assets	$377,753	112,903	3,712	494,368

OHIO NATIONAL LIFE ASSURANCE CORPORATION

(A Wholly Owned Subsidiary of The Ohio National Life Insurance Company)

Notes to Statutory Financial Statements

December 31, 2022, 2021 and 2020

(Dollars in thousands)

The carrying amount and the NAIC estimated fair value of all financial instruments were as follows as of December 31. The valuation techniques used to estimate these fair values are described below.

		NAIC
	Carrying	estimated	Fair value hierarchy level
	amount	fair value	Level 1	Level 2	Level 3
2022
Assets:
Investments:
Bonds	$2,002,471	1,721,450	3,857	1,700,079	17,514
Preferred stocks	16,529	14,447	—	1,529	12,918
Common stocks	15,304	15,304	—	14,721	583
Mortgage loans on real estate	452,170	415,949	—	—	415,949
Contract loans	123,150	136,516	—	—	136,516
Cash, cash equivalents and short-term investments	9,092	9,092	9,092	—	—
Derivatives	2,212	2,212	—	2,212	—
Other invested assets	37,313	34,027	—	26,677	7,350
Securities lending reinvested collateral assets	39,870	39,876	—	39,876	—
Other assets:
Separate account assets	246,895	246,895	246,895	—	—
Liabilities:
Individual deferred and immediate annuity contracts	$22,498	21,303	—	21,303	—
Guaranteed investment contracts	280,000	259,493	—	259,493	—
Separate account liabilities	246,895	246,895	246,895	—	—

OHIO NATIONAL LIFE ASSURANCE CORPORATION

(A Wholly Owned Subsidiary of The Ohio National Life Insurance Company)

Notes to Statutory Financial Statements

December 31, 2022, 2021 and 2020

(Dollars in thousands)

		NAIC
	Carrying	estimated	Fair value hierarchy level
	amount	fair value	Level 1	Level 2	Level 3
2021
Assets:
Investments:
Bonds	$1,891,729	1,981,412	4,263	1,937,357	39,792
Preferred stocks	15,000	15,366	—	2,142	13,224
Common stocks	21,891	21,891	—	21,891	—
Mortgage loans on real estate	421,427	437,231	—	—	437,231
Contract loans	123,713	154,321	—	—	154,321
Cash, cash equivalents and short-term investments	48,692	48,692	48,692	—	—
Derivatives	4,401	4,401	—	4,401	—
Other invested assets	34,033	39,775	—	36,063	3,712
Securities lending reinvested collateral assets	86,473	86,470	—	86,470	—
Other assets:
Separate account assets	329,061	329,061	329,061	—	—
Liabilities:
Individual deferred and immediate annuity contracts	$23,010	19,922	—	19,922	—
Guaranteed investment contracts	175,000	131,827	—	131,827	—
Separate account liabilities	329,061	329,061	329,061	—	—

Determination of Fair Values

The valuation methodologies used to determine the estimated fair values of assets and liabilities under the exit price notion of SSAP No. 100, Fair Value Measurements, reflect market participant objectives and are based on the application of the fair value hierarchy that prioritizes observable market inputs over unobservable inputs. The Company determines the estimated fair values of certain financial assets and financial liabilities based on quoted market prices, where available. The Company also determines estimated fair value based on future cash flows discounted at the appropriate current market rate. Estimated fair values include adjustments for credit-related and liquidity issues of the underlying issuer of the investment.

The Company has policies and guidelines that establish valuation methodologies and consistent application of such methodologies. These policies and guidelines provide controls around the valuation process. These controls include appropriate review and analysis of investment prices against market activity or price variances, review of price source changes, and review of methodology changes.

The following is a discussion of the methodologies used to determine estimated fair values for the financial instruments listed in the above tables:

Bonds – The estimated fair value of bonds is based on market prices published by the SVO, where available. Otherwise, the fair value of bonds is generally obtained from independent pricing services based on market quotations of reported trades for identical or similar securities. The Company classifies these bonds as Level 1 assets.

OHIO NATIONAL LIFE ASSURANCE CORPORATION

(A Wholly Owned Subsidiary of The Ohio National Life Insurance Company)

Notes to Statutory Financial Statements

December 31, 2022, 2021 and 2020

(Dollars in thousands)

When there are no recent reported trades, the Company uses third party pricing services that use matrix or model processes to develop a security price using future cash flow expectations and collateral performance discounted at an estimated market rate. For the pricing of asset-backed and mortgage-backed securities, the models include estimates for future principal prepayments based on the characteristics of the underlying structure and prepayment speeds previously experienced at the interest rate levels projected for the underlying collateral. Since these securities have been priced using market observable inputs that are obtained by the independent pricing services, the Company has classified these bonds as Level 2 assets.

Bonds not priced by independent services are generally priced using an internal pricing matrix. The internal pricing matrix is developed by obtaining spreads for corporate securities with varying weighted average lives and bond ratings. The weighted average life and bond rating of a particular bond to be priced using the internal matrix are important inputs into the model and are used to determine a corresponding spread that is added to the appropriate U.S. Treasury yield to create an estimated market yield for that bond. The estimated market yield is then used to estimate the fair value of the particular bond. Since the inputs used for the internal pricing matrix are based on observable market data, the Company has classified these fair values as Level 2.

In some instances the independent pricing service will price securities using independent broker quotations from market makers and other broker/dealers recognized to be market participants, which utilize inputs that may be difficult to corroborate with observable market data. These bonds are classified as Level 3 assets.

Preferred stocks – The estimated fair values of preferred stocks are determined from market prices published by the SVO. The Company has classified these fair values as Level 2 as they are priced using market observable inputs.

Common stocks – The Company’s primary common stock holding is FHLB stock, which is carried at par and approximates fair value. The FHLB stock is not traded on an active market and is classified as a Level 2 asset.

Common stocks are carried at fair value based on information from the SVO or quoted market prices when fair market values are not available from the SVO. The Company has classified these other common stock fair values as Level 2 as they are priced using market observable inputs.

In some instances, common stocks are being carried based on valuation metrics obtained from a third party valuation report. These common stocks are classified as Level 3 assets.

Mortgage loans on real estate – The fair value of mortgage loans on real estate is estimated using discounted cash flow analyses, using interest rates currently being offered for similar loans to borrowers with similar credit ratings. Loans with similar characteristics are aggregated for purposes of the calculations. The Company has classified the fair value of mortgage loans using the discounted cash flow analysis as Level 3 since certain significant inputs, such as credit rating, are internal.

OHIO NATIONAL LIFE ASSURANCE CORPORATION

(A Wholly Owned Subsidiary of The Ohio National Life Insurance Company)

Notes to Statutory Financial Statements

December 31, 2022, 2021 and 2020

(Dollars in thousands)

Contract loans – The fair value of contract loans is estimated using discounted cash flow calculations. The Company has classified these fair values as Level 3 since the expected life of the loan is based on internal assumptions.

Cash, cash equivalents and short-term investments – Cash is considered a Level 1 asset as it is the functional currency in the U.S. and is the most liquid form of an asset and not subject to valuation fluctuations. Cash is comprised of bank deposits.

Derivatives – The Company enters into long-term investments comprised of equity index call options to economically hedge guarantees on riders for certain insurance contracts. The equity index call options are valued using pricing models with inputs that are observable in the market or can be derived principally from, or corroborated by, observable market data. These derivative assets are classified as Level 2 assets.

Other invested assets – Included in other invested assets are unaffiliated surplus notes. Estimated fair values for these are determined from market prices published by the SVO. The Company has classified these fair values as Level 2 since the valuation inputs are based on market observable information.

The carrying amount reported in the statutory financial statements of limited partnership interests is based on quarterly GAAP financial statements provided by the partnership with annual adjustments to reconcile to the audited GAAP financial statements of the partnership. Limited partnership interests are classified as Level 3 assets.

Securities lending reinvested collateral assets – Securities lending reinvested collateral is considered Level 2 for the purposes of fair value classification since they are short-term money market funds that are only available to securities lending customers and are not traded on an active market.

Separate account assets – Separate account assets are recorded at estimated fair value based primarily on market quotations of the underlying securities and reported as a summarized total on the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus. The underlying securities are mutual funds that are valued using the reported net asset value, which is published daily. The Company has classified separate account assets as Level 1 assets.

Deferred and immediate annuity and investment contracts – The fair value of the Company’s liabilities under investment contracts is disclosed using one of two methods. For investment contracts without defined maturities, fair value is the estimated amount payable on demand, net of certain surrender charges. For investment contracts with known or determined maturities, fair value is estimated using discounted cash flow analyses. Interest rates used are similar to currently offered contracts with maturities consistent with those remaining for the contracts being valued. The Company has classified these fair values as Level 2 since the inputs are market observable.

OHIO NATIONAL LIFE ASSURANCE CORPORATION

(A Wholly Owned Subsidiary of The Ohio National Life Insurance Company)

Notes to Statutory Financial Statements

December 31, 2022, 2021 and 2020

(Dollars in thousands)

Assets and Liabilities Measured at Fair Value on a Recurring Basis Using Significant Unobservable Inputs (Level 3)

The following tables summarize the reconciliation of the beginning and ending balances and related changes in fair value measurements for which significant unobservable inputs were used in determining the estimated fair value for the years ended December 31:

	Common	Other	Total
Assets	Stocks	Invested Assets	Assets

December 31, 2020	$773	—	773

Net investment gains/(losses):
In earnings (realized and unrealized)	152	1,547	1,699
Unrealized in surplus	(126)	—	(126)

Purchases	—	2,165	2,165
Disposals	(799)	—	(799)

December 31, 2021	—	3,712	3,712

Net investment gains/(losses):
In earnings (realized and unrealized)	—	(893)	(893)

Purchases	583	4,862	5,445
Disposals	—	(331)	(331)

December 31, 2022	$583	7,350	7,933

Change in unrealized
gains (losses):
Still held at December 31:
2021	$—	—	—
2022	$—	—	—

Asset Transfers Between Levels

The Company will review its fair value hierarchy classifications annually. Changes in the observability of significant valuation inputs identified during these reviews may trigger reclassification of fair value hierarchy levels of financial assets and liabilities.

There were no transfers between levels in 2022 or 2021.

OHIO NATIONAL LIFE ASSURANCE CORPORATION

(A Wholly Owned Subsidiary of The Ohio National Life Insurance Company)

Notes to Statutory Financial Statements

December 31, 2022, 2021 and 2020

(Dollars in thousands)

(6)	Investments

Investment Risks and Uncertainties

Investments are exposed to various risks and uncertainties that affect the determination of estimated fair values, the ability to sell certain investments during strained market conditions, the recognition of impairments, and the recognition of income on certain investments. These risks and uncertainties include:

●	the risk that the Company’s assessment of an issuer’s ability to meet all of its contractual obligations will change based on changes in the credit characteristics of that issuer;

●	the risk that the economic outlook, including fluctuations in interest rates and inflationary pressures, will be worse than expected or have more of an impact on the issuer than anticipated;

●	the risk that the Company obtains inaccurate information for the determination of the estimated fair value estimates and other-than-temporary impairments; and

●	the risk that new information or changes in other facts and circumstances lead the Company to change its intent to hold the security to maturity or until it recovers in value.

Any of these situations are reasonably possible and could result in a charge to income in a future period. During 2022, rising inflation led to increases in interest rates resulting in larger unrealized losses on the Company’s investment portfolio.

The determination of impairments is highly subjective and is based upon periodic evaluations and assessments of known and inherent risks associated with each asset class. Such evaluations and assessments are revised as conditions change and new information becomes available.

The recognition of income on certain investments, including asset-backed and mortgage-backed securities, is dependent upon certain factors such as prepayments and defaults, and changes in factors could result in changes in amounts to be earned.

OHIO NATIONAL LIFE ASSURANCE CORPORATION

(A Wholly Owned Subsidiary of The Ohio National Life Insurance Company)

Notes to Statutory Financial Statements

December 31, 2022, 2021 and 2020

(Dollars in thousands)

Bonds and Stocks

Bonds and Stocks by Sector

The carrying value, gross unrealized gains and losses, and estimated fair values of investments in bonds and stocks at December 31 are as follows:

	2022
		Gross	Gross	NAIC
	Carrying	unrealized	unrealized	estimated
	value *	gains	losses	fair value
Bonds:
U.S. government	$25,820	54	(1,863)	24,011
All other governments	8,974	—	(1,660)	7,314
States, territories and possessions	238,426	211	(35,631)	203,006
Political subdivisions of states	3,472	—	(54)	3,418
Special revenue and assessment	21,497	68	(1,337)	20,228
Industrial and miscellaneous	1,702,282	7,286	(247,970)	1,461,598
Hybrid securities	2,000	—	(125)	1,875
Total bonds	$2,002,471	7,619	(288,640)	1,721,450
Preferred stocks	$16,529	—	(2,082)	14,447
Common stocks	$15,304	—	—	15,304

*	Represents cost for Common stocks

	2021
		Gross	Gross	NAIC
	Carrying	unrealized	unrealized	estimated
	value *	gains	losses	fair value
Bonds:
U.S. government	$28,823	913	(140)	29,596
All other governments	4,000	170	—	4,170
States, territories and possessions	241,166	12,492	(938)	252,720
Political subdivisions of states	3,670	225	—	3,895
Special revenue and assessment	31,072	1,421	—	32,493
Industrial and miscellaneous	1,580,998	87,809	(12,407)	1,656,400
Hybrid securities	2,000	138	—	2,138
Total bonds	$1,891,729	103,168	(13,485)	1,981,412
Preferred stocks	$15,000	366	—	15,366
Common stocks	$20,500	1,552	(161)	21,891

*	Represents cost for Common stocks

OHIO NATIONAL LIFE ASSURANCE CORPORATION

(A Wholly Owned Subsidiary of The Ohio National Life Insurance Company)

Notes to Statutory Financial Statements

December 31, 2022, 2021 and 2020

(Dollars in thousands)

Included in the tables above under the caption U.S. government are bonds that were issued by agencies not backed by the full faith and credit of the U.S. government such as the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation.

Investments with an amortized cost of $3,238 and $3,062 were on deposit with various regulatory agencies as required by law as of December 31, 2022 and 2021, respectively.

Maturities of Bonds

The carrying value and the NAIC estimated fair value of bonds at December 31, 2022, by contractual maturity, are shown below. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties. Mortgage-backed securities are classified based on the last payment date of the underlying mortgage loans with the longest contractual duration.

		NAIC
	Carrying	estimated
	value	fair value
Due in one year or less	$71,282	61,278
Due after one year through five years	593,375	510,102
Due after five years through ten years	605,104	520,185
Due after ten years	732,710	629,885
Total	$2,002,471	1,721,450

OHIO NATIONAL LIFE ASSURANCE CORPORATION

(A Wholly Owned Subsidiary of The Ohio National Life Insurance Company)

Notes to Statutory Financial Statements

December 31, 2022, 2021 and 2020

(Dollars in thousands)

Continuous Gross Unrealized Losses for Bonds and Stocks

The following tables present the NAIC estimated fair value and gross unrealized losses of the Company’s bonds (aggregated by sector) and preferred and common stocks in an unrealized loss position, aggregated by length of time the securities have been in a continuous unrealized loss position at December 31:

	Less than 12 months		12 months or longer		Total
	NAIC		NAIC		NAIC
	estimated	Unrealized	estimated	Unrealized	estimated	Unrealized
	fair value	losses	fair value	losses	fair value	losses
2022
Bonds:
U.S. government	$19,154	(1,419)	4,672	(444)	23,826	(1,863)
All other governments	7,314	(1,660)	—	—	7,314	(1,660)
States, territories and possessions	176,534	(30,759)	11,948	(4,872)	188,482	(35,631)
Political subdivisions of states	3,418	(54)	—	—	3,418	(54)
Special revenue and assessment	17,742	(1,337)	—	—	17,742	(1,337)
Industrial and miscellaneous	1,261,747	(222,647)	72,002	(25,323)	1,333,749	(247,970)
Hybrid securities	1,875	(125)	—	—	1,875	(125)
Total bonds	1,487,784	(258,001)	88,622	(30,639)	1,576,406	(288,640)
Preferred and common stocks	12,918	(2,082)	—	—	12,918	(2,082)
Total	$1,500,702	(260,083)	88,622	(30,639)	1,589,324	(290,722)

	Less than 12 months		12 months or longer		Total
	NAIC		NAIC		NAIC
	estimated	Unrealized	estimated	Unrealized	estimated	Unrealized
	fair value	losses	fair value	losses	fair value	losses
2021
Bonds:
U.S. government	$7,028	(140)	—	—	7,028	(140)
States, territories and possessions	31,471	(799)	6,226	(139)	37,697	(938)
Industrial and miscellaneous	362,053	(10,305)	46,272	(2,102)	408,325	(12,407)
Total bonds	400,552	(11,244)	52,498	(2,241)	453,050	(13,485)
Preferred and common stocks	1,442	(161)	—	—	1,442	(161)
Total	$401,994	(11,405)	52,498	(2,241)	454,492	(13,646)

OHIO NATIONAL LIFE ASSURANCE CORPORATION

(A Wholly Owned Subsidiary of The Ohio National Life Insurance Company)

Notes to Statutory Financial Statements

December 31, 2022, 2021 and 2020

(Dollars in thousands)

The tables below summarize the bonds by sector in an unrealized loss position for less than and greater than twelve months as of December 31:

	Less than	12 months
	12 months	or longer	Total
2022
99.9%-80%:
U.S. government	$(1,419)	(444)	(1,863)
All other governments	(981)	—	(981)
States, territories and possessions	(10,425)	—	(10,425)
Political subdivisions of states	(54)	—	(54)
Special revenue and assessment	(1,337)	—	(1,337)
Industrial and miscellaneous	(96,478)	(2,441)	(98,919)
Hybrid securities	(125)	—	(125)
Below 80%:
All other governments	(679)	—	(679)
States, territories and possessions	(20,334)	(4,872)	(25,206)
Industrial and miscellaneous	(126,169)	(22,882)	(149,051)
Total	$(258,001)	(30,639)	(288,640)

2021
99.9%-80%:
U.S. government	$(140)	—	(140)
States, territories and possessions	(799)	(139)	(938)
Industrial and miscellaneous	(10,305)	(2,102)	(12,407)
Total	$(11,244)	(2,241)	(13,485)

OHIO NATIONAL LIFE ASSURANCE CORPORATION

(A Wholly Owned Subsidiary of The Ohio National Life Insurance Company)

Notes to Statutory Financial Statements

December 31, 2022, 2021 and 2020

(Dollars in thousands)

Evaluation of Other-Than-Temporarily Impaired Investments

Management regularly reviews its bond and stock portfolios to evaluate the necessity of recording impairment losses for other than temporary declines in fair value of investments. An analysis which focuses on the issuer’s ability to service its debts and the length of time and extent the bond has been valued below cost. This review process includes an assessment of the credit quality or an assessment of the future cash flows of the identified investment in the portfolio.

For any securities identified in the review of the portfolio, the Company considers additional relevant facts and circumstances in evaluating whether the security is other-than-temporarily impaired (“OTTI”). Relevant facts and circumstances that may be considered include:

●	comparison of current estimated fair value of the security to cost;

●	length of time the estimated fair value has been below cost;

●	financial position of the issuer, including the current and future impact of any specific events, including changes in management;

●	analysis of issuer’s key financial ratios based upon the issuer’s financial statements;

●	any items specifically pledged to support the credit along with any other security interests or collateral;

●	the Company’s intent to sell the security or if it is more likely than not that it will be required to sell the security before it can recover the amortized cost or, for equity investments, the forecasted recovery of estimated fair value in a reasonable period of time;

●	overall business climate, including litigation and government actions;

●	rating agency downgrades;

●	analysis of late payments, revenue forecasts and cash flow projections for use as indicators of credit issues; and

●	other circumstances particular to an individual security.

In addition to the above, for certain securitized financial assets with contractual cash flows, including loan-backed and structured securities, the Company periodically evaluates the securities using the currently estimated cash flows, including new prepayment assumptions using the retrospective adjustment methodology. If the evaluation based on currently estimated cash flows results in discounted estimated future cash flows less than the book value, an OTTI is considered to have occurred. If the Company has the ability to hold and no intent to sell the security, the impairment amount recognized as a realized loss would be the difference between the amortized cost and the discounted cash flows.

OHIO NATIONAL LIFE ASSURANCE CORPORATION

(A Wholly Owned Subsidiary of The Ohio National Life Insurance Company)

Notes to Statutory Financial Statements

December 31, 2022, 2021 and 2020

(Dollars in thousands)

For bonds that are OTTI and securities where the Company intends to sell or does not have the ability to hold the security, the realized loss would equal the difference between the amortized cost and its fair value at the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus date.

For industrial and miscellaneous securities, the Company evaluates the financial performance of the issuer, based upon credit performance and investment ratings, and expects to recover the entire amortized cost of each security.

As of December 31, 2022, investments in loan-backed and structured securities, for which an OTTI has not been recognized in earnings and which were in an unrealized loss position, had a fair value of $245,260. Loan-backed and structured securities in an unrealized loss position for less than 12 months had a fair value of $230,343 and unrealized losses of $29,212. Loan-backed and structured securities in an unrealized loss position for greater than 12 months had a fair value of $14,917 and unrealized losses of $2,924. These loan-backed and structured securities were primarily categorized as industrial and miscellaneous.

Current Year Evaluation

Total unrealized losses increased from December 31, 2021 to December 31, 2022 due mainly to the increase in interest rates during the year. The Company has concluded that the majority of its securities in an unrealized loss position as of December 31, 2022 and 2021 reflect temporary fluctuations in economic factors that are not indicative of OTTI due to the Company’s ability and intent to hold these investments until recovery of estimated fair value or amortized cost, and for equity investments, anticipate a forecasted recovery in a reasonable period of time. The Company has recorded OTTI losses when necessary on securities that the Company has deemed as being indicative of OTTI.

Mortgage Loans

Mortgage loans consist of commercial and residential mortgage loans originated in the United States. Mortgage loans are collateralized by the underlying properties. Collateral on mortgage loans must meet or exceed 125% of the loan at the time the loan is made. The carrying amounts of the commercial mortgage loan portfolio as of December 31, 2022 and 2021 were $451,315 and $421,427, respectively.

The minimum and maximum gross lending rates for commercial mortgage loans for the years ended December 31 were:

	2022	2021
Minimum	3.4%	3.0%
Maximum	6.0	5.4

OHIO NATIONAL LIFE ASSURANCE CORPORATION

(A Wholly Owned Subsidiary of The Ohio National Life Insurance Company)

Notes to Statutory Financial Statements

December 31, 2022, 2021 and 2020

(Dollars in thousands)

Concentration of Credit Risk

The Company diversifies its mortgage loan portfolio by both geographic region and property type to reduce concentration risk. The Company’s portfolio is collateralized by properties located in the United States. Total loans in any state did not exceed 14.9% of the total portfolio as of December 31, 2022 and 2021.

The states that exceed 10% of the total loan portfolio were as follows as of December 31:

	2022	2021
Texas	$66,978	62,919
Ohio	52,633	44,295

Commercial Mortgage Loans

The Company performs an annual performance review of the commercial mortgage loan portfolio and assigns a rating based on the property’s loan-to-value (“LTV”), age, mortgage debt service coverage (“DSC”) and occupancy. This analysis helps identify loans that may experience difficulty. If a loan is not paying in accordance with contractual terms, it is placed on a watch list and monitored through inspections and contact with the property’s local representative. In addition, as part of portfolio monitoring, the Company physically inspected nearly 100% of the properties in the portfolio. The LTV and DSC ratios are applied consistently across the entire commercial mortgage loan portfolio.

The following table summarizes the commercial mortgage loan portfolio, net of allowance, LTV ratios and DSC ratios using available data as of December 31. The ratios are updated as information becomes available.

	DSC
LTV	Greater than 2.0x	1.8x to 2.0x	1.5x to 1.8x	1.2x to 1.5x	1.0x to 1.2x	Less than 1.0x	Total
2022
0% - 50%	$108,286	33,290	58,018	43,023	11,806	2,743	257,166
50% - 60%	12,637	—	20,295	43,967	4,963	—	81,862
60% - 70%	—	3,702	6,814	20,690	23,208	6,471	60,885
70% - 80%	—	—	9,072	11,176	3,155	12,176	35,579
80% and greater	—	—	—	—	5,237	10,586	15,823
Total	$120,923	36,992	94,199	118,856	48,369	31,976	451,315

2021
0% - 50%	$94,124	35,451	33,138	40,203	10,568	4,260	217,744
50% - 60%	1,195	6,763	17,518	39,174	15,954	—	80,604
60% - 70%	—	—	14,577	22,104	16,976	2,948	56,605
70% - 80%	—	—	—	5,690	19,631	3,847	29,168
80% and greater	—	—	—	4,949	4,919	27,438	37,306
Total	$95,319	42,214	65,233	112,120	68,048	38,493	421,427

LTV and DSC ratios are measures frequently used in commercial real estate to determine the quality of a mortgage loan. The LTV ratio is a comparison between the current loan balance and the value assigned to the property and is expressed as a percentage. If the LTV is greater than 100%, this would indicate that the loan amount exceeds the value of the property. It is preferred that the LTV be less than 100%. The Company’s corporate policy directs that the LTV on new mortgages not exceed 75% for standard mortgages. The maximum percentage of any one loan to the value of security at the time of the loan, exclusive of insured or guaranteed or purchase money mortgages, was 75% in 2022 and 2021.

OHIO NATIONAL LIFE ASSURANCE CORPORATION

(A Wholly Owned Subsidiary of The Ohio National Life Insurance Company)

Notes to Statutory Financial Statements

December 31, 2022, 2021 and 2020

(Dollars in thousands)

The DSC ratio compares the property’s net operating income to its mortgage debt service payments. If the debt service coverage ratio is less than 1.0, this would indicate that the property is not generating enough income after expenses to cover the mortgage payment. Therefore, a higher debt service coverage ratio could indicate a better quality loan.

Residential Mortgage Loans

The Company considers performing mortgages to be those loans that are either current on payments or delinquent by four payments or less. Upon missing the fifth payment, the Company considers these loans nonperforming. In accordance with the mortgage agreement, performing mortgages continue to record principal and interest. All loans classified as nonperforming are considered to be impaired.

Management continually monitors residential mortgages to determine their status. Residential mortgages that are nonperforming are required to have an appraisal every two years. Based on the appraised value, management determines if an adjustment to the carrying value is necessary. All loans classified as nonperforming have been placed on nonaccrual status.

The following table summarizes the residential mortgage loan portfolio, net of allowance, performing and nonperforming positions which was last updated as of December 31:

	2022	2021
Residential mortgage loans
Performing	$855	—
Nonperforming	—	—
Total	$855	—

OHIO NATIONAL LIFE ASSURANCE CORPORATION

(A Wholly Owned Subsidiary of The Ohio National Life Insurance Company)

Notes to Statutory Financial Statements

December 31, 2022, 2021 and 2020

(Dollars in thousands)

Mortgage Loan Aging

The table below depicts the commercial and residential mortgage loan portfolio exposure of the remaining balances (which equal the Company’s recorded investment), by type, as of December 31:

	30-59 days past due	60-89 days past due	90 days or more past due	Total past due	Current	Total	Recorded investment > 90 days and accruing
2022	$—	—	—	—	452,170	452,170	—

2021	$—	—	—	—	421,427	421,427	—

Performance, Impairment and Foreclosures

The Company had no mortgage loans in the process of foreclosure at December 31, 2022 or 2021. There were no mortgage loan write-downs in 2022, 2021 or 2020. The Company did not have an allowance for credit losses at December 31, 2022 or 2021.

Commercial mortgage loans in foreclosure and mortgage loans considered to be impaired as of the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus date are placed on a nonaccrual status if the payments are not current. Interest received on nonaccrual status mortgage loans is included in net investment income in the period received.

Residential mortgage loans are placed on nonaccrual status once management believes the collection of accrued interest is doubtful. Once residential mortgages are classified as nonaccrual loans, interest income is recognized under the cash basis.

The Company had no mortgage loans on nonaccrual status as of December 31, 2022 or 2021.

The Company did not have any significant troubled debt restructurings of mortgage loans during 2022, 2021 or 2020.

The Company had no recorded investments in, or unpaid principal balance of, impaired commercial loans at December 31, 2022 or 2021.

No mortgages were sold to CNII in 2022, 2021 or 2020.

The Company has other financing receivables with contractual maturities of one year or less such as reinsurance recoverables and premiums receivables. The Company does not record a valuation allowance for these items since the Company has not had any significant collection issues related to these types of receivables. The Company writes off the receivable if it is deemed to be uncollectible.

OHIO NATIONAL LIFE ASSURANCE CORPORATION

(A Wholly Owned Subsidiary of The Ohio National Life Insurance Company)

Notes to Statutory Financial Statements

December 31, 2022, 2021 and 2020

(Dollars in thousands)

Securities Lending

As of December 31, 2022 and 2021, the Company received $39,870 and $86,473, respectively, of cash collateral on securities lending. The cash collateral is invested in short-term investments, which are recorded in securities lending reinvested collateral assets on the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus with a corresponding liability of payable for securities lending to account for the Company’s obligation to return the collateral. The Company had not received any non-cash collateral on securities lending as of December 31, 2022 and 2021. The estimated fair value of loaned securities was $38,734 and $84,713 as of December 31, 2022 and 2021, respectively.

Net Realized Capital Gains (Losses) and Change in Unrealized Capital Gains (Losses)

The following is a summary of realized capital gains (losses) and the change in unrealized capital gains (losses), including realized losses for OTTI of investments, for the years ended December 31:

	Realized (losses) gains	Change in unrealized (losses) gains	Total investment (losses) gains
2022
Bonds	$(3,592)	(8)	(3,600)
Common stocks	39	(1,570)	(1,531)
Derivative instruments	(1,457)	(2,317)	(3,774)
Other	—	(794)	(794)
Total	(5,010)	(4,689)	(9,699)
Less amount credited to interest maintenance reserve	326	—	326
Net losses before tax	(5,336)	(4,689)	(10,025)
Taxes on investment (losses) gains	(267)	1,009	742
Admitted deferred tax asset	—	(1,009)	(1,009)
Net losses after tax	$(5,603)	(4,689)	(10,292)

OHIO NATIONAL LIFE ASSURANCE CORPORATION

(A Wholly Owned Subsidiary of The Ohio National Life Insurance Company)

Notes to Statutory Financial Statements

December 31, 2022, 2021 and 2020

(Dollars in thousands)

	Realized gains (losses)	Change in unrealized gains (losses)	Total investment gains (losses)
2021
Bonds	$4,383	—	4,383
Common stocks	141	1,003	1,144
Derivative instruments	2,363	119	2,482
Other	—	1,618	1,618
Total	6,887	2,740	9,627
Less amount credited to interest maintenance reserve	4,404	—	4,404
Net gains before tax	2,483	2,740	5,223
Taxes on investment (losses) gains	(451)	(228)	(679)
Admitted deferred tax asset	—	228	228
Net gains after tax	$2,032	2,740	4,772

	Realized gains (losses)	Change in unrealized gains (losses)	Total investment gains (losses)
2020
Bonds	$11,161	12	11,173
Common stocks	—	99	99
Derivative instruments	949	403	1,352
Total	12,110	514	12,624
Less amount credited to interest maintenance reserve	15,924	—	15,924
Net (losses) gains before tax	(3,814)	514	(3,300)
Taxes on investment (losses) gains	736	(137)	599
Admitted deferred tax asset	—	137	137
Net (losses) gains after tax	$(3,078)	514	(2,564)

Realized capital gains and losses, net of tax, for all types of bonds that result from changes in the overall level of interest rates are credited or charged to the IMR, and these capital gains or losses are amortized into income over the remaining period of time based on the original maturity date of the bond sold.

Realized capital gains (losses) on investments, as shown in the tables above, include write-downs for OTTI of $3,879, $168 and $1,912 for the years ended December 31, 2022, 2021 and 2020, respectively. As of December 31, 2022, securities with a carrying value of $7,938, which have a cumulative write-down of $5,985 due to OTTI, remained in the Company’s investment portfolio.

OHIO NATIONAL LIFE ASSURANCE CORPORATION

(A Wholly Owned Subsidiary of The Ohio National Life Insurance Company)

Notes to Statutory Financial Statements

December 31, 2022, 2021 and 2020

(Dollars in thousands)

Included in the write downs for OTTI are write downs for OTTI on loan-backed and structured securities of $206, $79 and $0 for 2022, 2021 and 2020, respectively. The table below lists each security that recognized OTTI impairment in 2022 due to the fact that the present value of the cash flows expected to be collected was less than the amortized cost basis of the securities:

CUSIP	Book/Adjusted Carrying Value Amortized Cost Before Current Period OTTI	Projected Cash Flows	Recognized OTTI in Current Period	Amortized Cost After OTTI	Fair Value	Date of Financial Statement When Reported
12669GC82	$169	130	39	130	140	3/31/2022
90263BHE1	1,136	1,058	78	1,058	1,129	9/30/2022
1266BAMN2	554	465	89	465	439	12/31/2022
Total	$1,859	1,653	206	1,653	1,708

Sales of Bonds

Proceeds from sales of investments in bonds, excluding calls, during 2022, 2021 and 2020 were $88,665, $324,866 and $353,616, respectively. Gross gains of $191, $6,170 and $16,288 and gross losses of $146, $1,094 and $3,209 were realized on those transactions in 2022, 2021 and 2020, respectively.

(7)	Derivative Financial Instruments

The Company enters into derivative contracts to economically hedge guarantees on riders for certain insurance contracts. Although these contracts do not qualify for hedge accounting or have not been designated in hedging relationships by the Company, they provide the Company with an economic hedge, which is used as part of its overall risk management strategy. The Company enters into equity index call options to economically hedge liabilities embedded in indexed universal life products.

OHIO NATIONAL LIFE ASSURANCE CORPORATION

(A Wholly Owned Subsidiary of The Ohio National Life Insurance Company)

Notes to Statutory Financial Statements

December 31, 2022, 2021 and 2020

(Dollars in thousands)

The following tables summarize the carrying value and notional amounts of the Company’s derivative financial instruments as of December 31:

	Assets		Liabilities
	Carrying value*	Notional amount	Carrying value**	Notional amount
2022
Equity index call options	$2,212	170,541	—	—
Total	$2,212	170,541	—	—
2021
Equity index call options	$4,401	135,230	—	—
Total	$4,401	135,230	—	—

*	Included in derivatives
**	Included in other liabilities

(8)	Deferred and Uncollected Life Insurance Premiums

Deferred and uncollected life insurance premiums are included in premiums and other considerations deferred and uncollected in the Company’s Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus. The table below summarizes these deferred and uncollected life insurance premiums, gross and net of loading for the years ended December 31:

	2022		2021
	Gross	Net of loading	Gross	Net of loading
Ordinary new business	$1,469	97	2,088	137
Ordinary renewal	69,025	121,477	72,494	126,553
Total	$70,494	121,574	74,582	126,690

OHIO NATIONAL LIFE ASSURANCE CORPORATION

(A Wholly Owned Subsidiary of The Ohio National Life Insurance Company)

Notes to Statutory Financial Statements

December 31, 2022, 2021 and 2020

(Dollars in thousands)

(9)	Separate Accounts

The Company utilizes separate accounts to record and account for assets and liabilities for particular lines of business and/or transactions. For the current reporting year, the Company reported assets and liabilities from variable universal life.

In accordance with the State of Ohio procedures on approving items within the separate account, the separate account classification of the product is supported by the Ohio Statute 3907.15.

As of December 31, 2022 and 2021, the Company’s separate account statement included legally insulated assets of $246,895 and $329,061, respectively. These assets are legally insulated from the general account and are attributed to variable universal life.

At December 31, 2022 and 2021, there were no separate account securities lending arrangements.

In accordance with the products/transactions recorded within the separate account, some separate account liabilities are guaranteed by the general account. In accordance with the guarantees provided, if the investment proceeds are insufficient to cover the rate of return guaranteed for the product, the policyholder proceeds will be remitted by the general account.

As of December 31, 2022 and 2021, the general account of the Company had a maximum guarantee for separate account liabilities of $0.

To compensate the general account for the risk taken, the separate account has paid risk charges as follows for the past five years:

Risk charges
2022	$45
2021	48
2020	51
2019	57
2018	61

As of December 31, 2022, 2021 and 2020, the general account of the Company did not make any payments towards separate account guarantees.

The Company does not guarantee a return of the contract holders’ separate account. Information regarding the nonguaranteed separate accounts of the Company is as follows as of and for the years ended December 31:

	2022	2021	2020
Premiums, considerations or deposits for year end	$8,554	9,583	9,790

OHIO NATIONAL LIFE ASSURANCE CORPORATION

(A Wholly Owned Subsidiary of The Ohio National Life Insurance Company)

Notes to Statutory Financial Statements

December 31, 2022, 2021 and 2020

(Dollars in thousands)

	2022	2021
Reserves for accounts with assets at:
Market value	$243,185	326,527
Amortized cost	5,404	4,174
Total reserves	$248,589	330,701

By withdrawal characteristics:
Subject to discretionary withdrawal:
With market value adjustment	$—	—
At book value without market value adjustment and with current surrender charge of 5% or more	—	—
At market value	248,589	330,701
At book value without market value adjustment and with current surrender charge of less than 5%	—	—
Subtotal	248,589	330,701
Not subject to discretionary withdrawal	—	—
Total reserves	$248,589	330,701

The following is a reconciliation of net transfers from separate accounts for the years ended December 31:

	2022	2021	2020
Transfers as reported in the summary of operations of the
Separate Accounts Statement:
Transfers to separate accounts	$8,528	9,552	10,274
Transfers from separate accounts	(23,512)	(27,203)	(29,122)
Net transfers from separate accounts before reconciling adjustments	(14,984)	(17,651)	(18,848)
Reconciling adjustments:
Policyholder charges	10,151	9,768	10,424
Other, net	(854)	(829)	(1,592)
Net transfers from separate accounts	$(5,687)	(8,712)	(10,016)

(10)	Reserves for Future Policy Benefits

The reserves for future policy benefits are comprised of liabilities for traditional life policies and contracts, accident and health policies, universal life policies, and investment contracts.

The liability for future policy benefits for traditional life products has been established based upon the net level premium method using interest rates varying from 3.0% to 6.0%.

OHIO NATIONAL LIFE ASSURANCE CORPORATION

(A Wholly Owned Subsidiary of The Ohio National Life Insurance Company)

Notes to Statutory Financial Statements

December 31, 2022, 2021 and 2020

(Dollars in thousands)

Reserves are calculated using withdrawal, mortality, and morbidity rates. Withdrawal rates vary by issue age, type of coverage and policy duration and are based on Company experience. Mortality and morbidity rates which are guaranteed within insurance contracts are based on published tables and Company experience.

(11)	Annuity Reserves and Deposit Liabilities by Withdrawal Characteristics

Annuity reserves and deposit liabilities by withdrawal characteristics are shown below as of December 31, 2022:

Individual Annuities

	General account	Separate account non-guaranteed	Total	% of total
Subject to discretionary withdrawal:
With market value adjustment	$—	—	—	0.0%
At book value less surrender charge	—	—	—	0.0%
At fair value	—	—	—	0.0%
Total with adjustment or at market value	—	—	—	0.0%
At book value without adjustment	27,338	—	27,338	79.9%
Not subject to discretionary withdrawal	6,882	—	6,882	20.1%
Total, gross	34,220	—	34,220	100.0%
Reinsurance ceded	16,243	—	16,243
Total, net	$17,977	—	17,977

Deposit-Type Contracts

	General account	Separate account non-guaranteed	Total	% of total
Subject to discretionary withdrawal:
With market value adjustment	$—	—	—	0.0%
At book value less surrender charge	—	—	—	0.0%
At fair value	—	—	—	0.0%
Total with adjustment or at market value	—	—	—	0.0%
At book value without adjustment	(98)	—	(98)	0.0%
Not subject to discretionary withdrawal	284,783	—	284,783	100.0%
Total, gross	284,685	—	284,685	100.0%
Reinsurance ceded	—	—	—
Total, net	$284,685	—	284,685

OHIO NATIONAL LIFE ASSURANCE CORPORATION

(A Wholly Owned Subsidiary of The Ohio National Life Insurance Company)

Notes to Statutory Financial Statements

December 31, 2022, 2021 and 2020

(Dollars in thousands)

The following is the reconciliation of annuity reserves and deposit liabilities as of December 31, 2022:

Life, accident and health Annual Statement:
Annuities (excluding supplementary contracts with life contingencies), net	$17,224
Supplementary contracts with life contingencies, net	753
Deposit-type contracts	284,685
Subtotal	302,662
Separate Accounts Annual Statement:
Annuities, net	—
Total annuity reserves and deposit liabilities, net	$302,662

As of December 31, 2022, withdrawal characteristics of life actuarial reserves were as follows:

				Separate account - guaranteed
	General account			and non-guaranteed
	Account value	Cash value	Reserve	Account value	Cash value	Reserve
Subject to discretionary withdrawal, surrender values or policy loans:
Term policies with cash value	$—	—	—	—	—	—
Universal life	3,770,688	3,599,515	3,772,644	—	—	—
Universal life with secondary guarantees	202,147	195,599	367,027	—	—	—
Indexed universal life with secondary guarantees	114,858	67,561	86,795	—	—	—
Indexed life	142	51	142
Other permanent cash value life insurance	—	—	—	—	—	—
Variable life	—	—	—	—	—	—
Variable universal life	45,979	13,717	46,500	246,895	246,895	248,589
Miscellaneous reserves	—	—	2,011	—	—	—
Not subject to discretionary withdrawal or no cash values
Term policies without cash value	XXX	XXX	1,481,743	XXX	XXX	—
Accidental death benefits	XXX	XXX	—	XXX	XXX	—
Disability - active lives	XXX	XXX	22,141	XXX	XXX	—
Disability - disabled lives	XXX	XXX	14,332	XXX	XXX	—
Miscellaneous reserves	XXX	XXX	7,782	XXX	XXX	—
Total, gross	4,133,814	3,876,443	5,801,117	246,895	246,895	248,589
Reinsurance ceded	2,037,209	2,034,011	3,679,740	—	—	—
Total, net	$2,096,605	1,842,432	2,121,377	246,895	246,895	248,589

OHIO NATIONAL LIFE ASSURANCE CORPORATION

(A Wholly Owned Subsidiary of The Ohio National Life Insurance Company)

Notes to Statutory Financial Statements

December 31, 2022, 2021 and 2020

(Dollars in thousands)

The following is the reconciliation of life actuarial reserves as of December 31, 2022:

Life, accident and health Annual Statement:
Life insurance, net	$2,121,377

Separate Accounts Annual Statement:
Life insurance, net	248,539
Total life reserves, net	$2,369,916

Annuity reserves and deposit liabilities by withdrawal characteristics are shown below as of December 31, 2021:

Individual Annuities
	General account	Separate account non-guaranteed	Total	% of total
Subject to discretionary withdrawal:
With market value adjustment	$—	—	—	0.0%
At book value less surrender charge	—	—	—	0.0%
At fair value	—	—	—	0.0%
Total with adjustment or at market value	—	—	—	0.0%
At book value without adjustment	29,705	—	29,705	81.7%
Not subject to discretionary withdrawal	6,660	—	6,660	18.3%
Total, gross	36,365	—	36,365	100.0%
Reinsurance ceded	18,178	—	18,178
Total, net	$18,187	—	18,187

Deposit-Type Contracts
	General account	Separate account non-guaranteed	Total	% of total
Subject to discretionary withdrawal:
With market value adjustment	$—	—	—	0.0%
At book value less surrender charge	—	—	—	0.0%
At fair value	—	—	—	0.0%
Total with adjustment or at market value	—	—	—	0.0%
At book value without adjustment	40	—	40	0.0%
Not subject to discretionary withdrawal	180,076	—	180,076	100.0%
Total, gross	180,116	—	180,116	100.0%
Reinsurance ceded	—	—	—
Total, net	$180,116	—	180,116

OHIO NATIONAL LIFE ASSURANCE CORPORATION

(A Wholly Owned Subsidiary of The Ohio National Life Insurance Company)

Notes to Statutory Financial Statements

December 31, 2022, 2021 and 2020

(Dollars in thousands)

The following is the reconciliation of annuity reserves and deposit liabilities as of December 31, 2021:

Life, accident and health Annual Statement:
Annuities (excluding supplementary contracts with life contingencies), net	$17,379
Supplementary contracts with life contingencies, net	808
Deposit-type contracts	180,116
Subtotal	198,303
Separate Accounts Annual Statement:
Annuities, net	—
Total annuity reserves and deposit liabilities, net	$198,303

As of December 31, 2021, withdrawal characteristics of life actuarial reserves were as follows:

				Separate account - guaranteed
	General account			and non-guaranteed
	Account value	Cash value	Reserve	Account value	Cash value	Reserve
Subject to discretionary withdrawal, surrender values or policy loans:
Term policies with cash value	$—	—	—	—	—	—
Universal life	3,773,633	3,578,159	3,771,396	—	—	—
Universal life with secondary guarantees	214,277	205,552	374,721	—	—	—
Indexed universal life with secondary guarantees	91,459	51,335	64,247	—	—	—
Other permanent cash value life insurance	—	—	—	—	—	—
Variable life	—	—	—	—	—	—
Variable universal life	46,095	14,084	46,612	—	—	—
Miscellaneous reserves	—	—	2,622	329,061	329,061	330,701
Not subject to discretionary withdrawal or no cash values
Term policies without cash value	XXX	XXX	1,545,095	XXX	XXX	—
Accidental death benefits	XXX	XXX	—	XXX	XXX	—
Disability - active lives	XXX	XXX	21,149	XXX	XXX	—
Disability - disabled lives	XXX	XXX	13,423	XXX	XXX	—
Miscellaneous reserves	XXX	XXX	9,166	XXX	XXX	—
Total, gross	4,125,464	3,849,130	5,848,431	329,061	329,061	330,701
Reinsurance ceded	2,049,631	2,045,215	3,737,305	—	—	—
Total, net	$2,075,833	1,803,915	2,111,126	329,061	329,061	330,701

OHIO NATIONAL LIFE ASSURANCE CORPORATION

(A Wholly Owned Subsidiary of The Ohio National Life Insurance Company)

Notes to Statutory Financial Statements

December 31, 2022, 2021 and 2020

(Dollars in thousands)

The following is the reconciliation of life actuarial reserves as of December 31, 2021:

Life, accident and health Annual Statement:
Life insurance, net	$2,111,126

Separate Accounts Annual Statement:
Life insurance, net	330,701
Total life reserves, net	$2,441,827

(12)	Unpaid Claim Reserves

The Company establishes unpaid claim reserves, which provide an estimated cost of paying claims made under individual disability accident and health policies. These reserves include estimates for claims that have been reported and claims that have been incurred but not reported. The amounts recorded for unpaid claim reserves are based on appropriate actuarial guidelines and techniques that represent the Company’s best estimate based on current known facts and the actuarial guidelines. Accordingly, actual claim payouts may vary from present estimates.

The following table summarizes the disabled life unpaid claims for the years ended December 31:

	2022	2021	2020

Claim reserves, beginning of year	$70,041	64,285	66,205
Less reinsurance recoverables	(2,684)	(3,736)	(11,459)
Net claim reserves, beginning of year	67,357	60,549	54,746
Claims paid related to:
Current year	(151)	(103)	(150)
Prior years	(10,825)	(9,900)	(2,389)
Total claims paid	(10,976)	(10,003)	(2,539)
Incurred related to:
Current year’s incurred	20,017	10,514	7,324
Current year’s interest	384	238	153
Prior years' incurred	1,798	3,147	(1,907)
Prior years' interest	2,689	2,912	2,772
Total incurred	24,888	16,811	8,342
Net claim reserves, end of year	81,269	67,357	60,549
Plus reinsurance recoverables	2,440	2,684	3,736
Claims reserves, end of year	$83,709	70,041	64,285

OHIO NATIONAL LIFE ASSURANCE CORPORATION

(A Wholly Owned Subsidiary of The Ohio National Life Insurance Company)

Notes to Statutory Financial Statements

December 31, 2022, 2021 and 2020

(Dollars in thousands)

The change in claim reserves and liabilities for claims incurred in prior years is the result of the general maturing process of claims, including the normal fluctuation resulting from the relatively small size of the block and continuing claim analysis.

(13)	Reinsurance

The Company participates in reinsurance activities in order to limit losses, minimize exposure to significant risks and provide additional capacity for future growth. The Company routinely enters into reinsurance transactions with other insurance companies, third parties and affiliates. This reinsurance involves either ceding certain risks to, or assuming risks from, other insurance companies. The Company’s statutory financial statements reflect the effects of assumed and ceded reinsurance transactions.

The Company manages its risks related to certain reinsurance agreements by monitoring the credit ratings of the reinsurer. Reinsurance with unauthorized reinsurers is secured by either letter of credit or assets held in trust for the benefit of the Company in accordance with the requirements in Appendix A-785 of the NAIC Statutory Accounting Practices and Procedures Manual. As of December 31, 2022 and 2021, a non-affiliated reinsurer held a letter of credit of $381 and $377, respectively. As of December 31, 2022 and 2021, affiliated reinsurers held assets in trust with an estimated fair value of $431,047 and $576,561, respectively, as discussed in more detail below.

External Reinsurance

For the Company’s life insurance products, the Company reinsures a percentage of the mortality or morbidity risk on a quota share basis or on an excess of retention basis. The Company also reinsures risk associated with their disability and health insurance policies.

Effective July 1, 2019, the Company entered into a reinsurance agreement to coinsure 100% of its retained inforce BOLI and Single Premium Deferred Annuity (“SPDA”) blocks of business with a third party reinsurer licensed as an authorized reinsurer in the State of Ohio. As a result of this transaction, bonds and cash carried at the amount of $1,020,653 were transferred to the reinsurer, resulting in a pre-tax realized gain of $71,585 for the year ended December 31, 2019. This transaction resulted in IMR of $58,109 being transferred to the reinsurer by the Company and a deferred reinsurance gain of $24,387, which was recorded in surplus at the contract’s inception.

Effective December 31, 2021, the Company entered into a coinsurance funds withheld/yearly renewable term reinsurance agreement with a third party reinsurer certified in the State of Ohio in which the Company ceded term insurance policies. The treaty contained a provision for statutory surplus relief of $4,500 as the initial ceding commission to offset the first year policy expenses. The initial ceding commission will be repaid, with interest, over a three year period. The transaction resulted in a deferred reinsurance gain of $4,510 that was recorded to unassigned surplus on the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus.

Affiliate Reinsurance

ONLIC assumes certain accident and health insurance policies and BOLI policies issued by the Company, but ceased reinsuring new policies in October 2016. Montgomery Re, Inc. (“MONT”), an affiliated reinsurer, assumes certain term life policies and certain death benefit guarantee universal life policies issued by the Company. Kenwood Re, Inc. (“KENW”), an affiliated reinsurer, and Camargo Re Captive, Inc. (“CMGO”), an affiliated reinsurer, assume certain term life policies issued by the Company.

OHIO NATIONAL LIFE ASSURANCE CORPORATION

(A Wholly Owned Subsidiary of The Ohio National Life Insurance Company)

Notes to Statutory Financial Statements

December 31, 2022, 2021 and 2020

(Dollars in thousands)

As noted above, the Company participates in six reinsurance agreements where term life policies and universal life policies with secondary guarantees are ceded to affiliated captive reinsurers. The applicable standard for reinsurance agreements between the Company and affiliated captives MONT and KENW is the NAIC Term Life and Universal Life with Secondary Guarantees (XXX/AXXX) Credit for Reinsurance Model Regulation (“the Model Regulation”), as defined in SSAP No. 61R, Life, Deposit-Type and Accident and Health Reinsurance. MONT and KENW are exempt from Actuarial Guideline 48 (“AG 48”) under the grandfathering provision. The following tables summarize the reserve credit taken and the assets supporting the XXX and AXXX reserves ceded by the Company to MONT and KENW:

2022
Affiliated captive assuming company	Type of agreement	Agreement effective date	Required statutory reserves	Trust agreements	Other assets and Miscellaneous balances	Total assets supporting reserves	Surplus / (Shortfall)
MONT	AXXX	5/1/2011	$188,623	117,707	97,246	214,953	26,330
MONT	XXX	7/1/2012	111,968	73,413	60,966	134,379	22,411
KENW	XXX	12/31/2013	541,599	229,090	332,025	561,115	19,516

2021
Affiliated captive assuming company	Type of agreement	Agreement effective date	Required statutory reserves	Trust agreements	Other assets and Miscellaneous balances	Total assets supporting reserves	Surplus / (Shortfall)
MONT	AXXX	5/1/2011	$185,809	189,221	98,782	288,003	102,194
MONT	XXX	7/1/2012	114,836	120,969	63,876	184,845	70,009
KENW	XXX	12/31/2013	558,972	256,367	346,364	602,731	43,759

The Company’s affiliated captive CMGO is AG48 compliant and CMGO is an authorized reinsurer in Ohio.

For CMGO’s contracts, funds called primary security assets (“PSL assets”) are required to be held at levels specified in the Model Regulation. These funds, consisting of cash and NAIC 1-3 rated securities, are held on behalf of the Company as security under the reinsurance agreement on a trust basis, and are maintained at an amount greater than the required level of PSL assets. Funds called other security assets (“OS assets”) are also held, consisting primarily of stop loss agreements, at a level at least equal to the difference between statutory reserves and the amount of the PSL assets. The following tables include additional information pertaining to the XXX reserves ceded by the Company to CMGO as of December 31, 2022 and 2021:

OHIO NATIONAL LIFE ASSURANCE CORPORATION

(A Wholly Owned Subsidiary of The Ohio National Life Insurance Company)

Notes to Statutory Financial Statements

December 31, 2022, 2021 and 2020

(Dollars in thousands)

2022
Affiliated captive assuming company	Type of agreement	Agreement effective date	Required statutory reserves	Required primary security	PSL assets held	PSL assets held less required reserves	OS assets held	Surplus / (Shortfall)
CMGO	XXX (AG48)	12/31/2018	$361,426	171,404	215,791	(145,635)	190,680	45,045

2021
Affiliated captive assuming company	Type of agreement	Agreement effective date	Required statutory reserves	Required primary security	PSL assets held	PSL assets held less required reserves	OS assets held	Surplus / (Shortfall)
CMGO	XXX (AG48)	12/31/2018	$329,451	186,464	217,181	(112,270)	144,321	32,051

Further information on the activities related to ONLAC’s ceded business is as follows for the years ended December 31:

	2022		2021		2020
	Affiliate	Nonaffiliate	Affiliate	Nonaffiliate	Affiliate	Nonaffiliate
Premiums ceded	$125,250	128,759	130,763	148,257	144,481	137,882
Benefits incurred	98,928	159,449	108,027	194,018	98,806	177,375
Commision and expense allowance	32,575	14,894	23,410	12,107	24,787	26,346

	2022		2021
	Affiliate	Nonaffiliate	Affiliate	Nonaffiliate
Reserve for future policy benefits	$2,137,270	1,670,578	2,124,406	1,739,553
Policy and contract claims payable	22,968	25,218	27,259	19,783
Reinsurance recoverable	—	6,975	—	15,967

Affiliate Reinsurance Agreements

The details of the Company’s affiliate reinsurance agreements are as follows:

Effective December 31, 2015, the Company entered into a 100% coinsurance reinsurance agreement with CMGO. The agreement is 100% coinsurance of one in force block of business to CMGO. This block consists of 10, 15 and 20 year term policies issued beginning January 1, 2015, and includes policies issued within this block through December 31, 2017. Effective December 31, 2018, the Company amended the coinsurance agreement to include Term 10-year, 15-year, and 20-year level policies issued between January 1, 2018 and December 31, 2019. CMGO provides security under the reinsurance agreement to back the ceded reserve credit taken by the Company by supporting both the required level of primary security (“PSL”) and the required level of other security pursuant to AG48. The PSL is secured by assets in trust comprised of corporate and government bonds, collateralized mortgage obligations and cash. The other security is supported by a stop loss asset provided through an external reinsurance agreement.

OHIO NATIONAL LIFE ASSURANCE CORPORATION

(A Wholly Owned Subsidiary of The Ohio National Life Insurance Company)

Notes to Statutory Financial Statements

December 31, 2022, 2021 and 2020

(Dollars in thousands)

On July 1, 2014, the reinsurance agreement, dated February 1, 1981, between ONLAC and ONLIC for accident and health insurance (disability insurance) was amended. ONLAC recaptured the disability insurance business from ONLIC that was previously ceded under the agreement. The transaction was a recapture of $57,212 in previously ceded premiums which was recorded in accident and health insurance premiums in the Statutory Statements of Income and $58,052 recapture of previously ceded reserves which was recorded in benefits and claims expenses in the Statutory Statements of Income and future policy benefits and claims liability on the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus.

Effective December 31, 2013, the Company amended its existing 100% coinsurance reinsurance agreement with MONT. The agreement states that the Company recaptured the blocks of business including 10 year term policies issued from January 1, 2009 to December 31, 2010, and 15 and 20 year term polices issued from June 4, 2007 to December 31, 2010.

Effective December 31, 2013, the Company entered into a 100% coinsurance reinsurance agreement with KENW. The agreement included 100% coinsurance to cede two inforce blocks of business to KENW. The first block ceded 10 year term policies issued from January 1, 2009 to December 31, 2010, and 15 and 20 year term policies issued from June 4, 2007 to December 31, 2010 (excluding policies which were fully retained). The second block consisted of 10, 15 and 20 year term policies issued between January 1, 2012 and December 31, 2013.

Effective July 1, 2012, the Company amended the existing 100% coinsurance reinsurance agreement with MONT. The agreement was amended to include an additional 100% coinsurance reinsurance agreement to cede an inforce block of business to MONT. The ceded business consisted of two blocks. The first block consisted of 10, 15, and 20 year term policies issued from January 1, 2011 to December 31, 2011 and was ceded to MONT effective July 1, 2012. The second block was fully retained 10 year term policies issued between April 1, 2004 and June 30, 2008 which were recaptured from a nonaffiliated reinsurer and retroceded to MONT effective December 31, 2012.

Effective May 1, 2011, the Company amended its existing reinsurance agreement with MONT to cede at 100% an additional inforce block of business. The ceded business consisted of 10 year term policies issued from January 1, 2009 to December 31, 2010 and certain death benefit guarantee universal life policies issued from March 23, 2002 to December 11, 2009. Additionally, certain 15 year and 20 year term policies issued from June 4, 2007 to December 31, 2010 that were previously reinsured in part with nonaffiliated reinsurers were also ceded to MONT at 100%.

Effective June 30, 2009 the Company amended its existing reinsurance agreement with MONT to cede at 100% an additional inforce block of business. The ceded business consisted of 10 year term policies issued from April 1, 2004 to December 31, 2008. Policies issued between April 1, 2004 and June 30, 2008 which were ceded to a nonaffiliated reinsurer were excluded and not reinsured under this amendment.

OHIO NATIONAL LIFE ASSURANCE CORPORATION

(A Wholly Owned Subsidiary of The Ohio National Life Insurance Company)

Notes to Statutory Financial Statements

December 31, 2022, 2021 and 2020

(Dollars in thousands)

Effective December 31, 2008 the Company entered into a 100% coinsurance reinsurance agreement with MONT. The agreement included 100% coinsurance to cede 10 year term policies issued from January 1, 2000 to March 31, 2004.

Net traditional life and accident and health insurance premiums earned are summarized as follows for the years ended December 31:

	2022	2021	2020
Direct premiums earned	$487,301	491,693	493,797
Reinsurance assumed	156	183	264
Reinsurance ceded	(254,009)	(279,020)	(281,824)
Net premiums earned	$233,448	212,856	212,237

(14)	Bank Line of Credit

In April 2016, CNII obtained a $525,000 senior unsecured, syndicated credit facility. The credit facility was established for the purpose of issuing letters of credit and loans for general corporate purposes and matured in April 2021. In March 2017, CNII increased this credit facility by $50,000 to $575,000. In March 2018, CNII increased the existing credit facility by $325,000 to $900,000. The credit facility would have matured in March 2023. During 2021, this facility was closed.

On May 7, 2021, CNII entered into a $1,500,000 senior unsecured, syndicated credit facility. The credit facility is established for the purpose of issuing letters of credit and loans for general corporate purposes and will mature in May 2026. Letters of credit can be issued up to the maximum credit facility, however loans under the credit facility are limited to $500,000 with total combined amounts not to exceed $1,500,000. CNII did not utilize this facility as of December 31, 2022 or 2021 for the benefit of the Company.

There was no interest or fees paid by the Company on these credit facilities in 2022, 2021 or 2020.

OHIO NATIONAL LIFE ASSURANCE CORPORATION

(A Wholly Owned Subsidiary of The Ohio National Life Insurance Company)

Notes to Statutory Financial Statements

December 31, 2022, 2021 and 2020

(Dollars in thousands)

(15)	Income Taxes

The Company provides for deferred tax assets in accordance with the NAIC issued guidance. The components of the net admitted deferred tax asset, including those certain deferred tax assets and deferred tax liabilities, recognized in the Company’s Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus as of December 31 are as follows:

	Ordinary	Capital	Total
2022
Gross deferred tax assets	$97,410	906	98,316
Statutory valuation allowance adjustments	(54)	—	(54)
Adjusted gross deferred tax assets	97,356	906	98,262
Nonadmitted deferred tax assets	(42,888)	(117)	(43,005)
Admitted deferred tax assets	54,468	789	55,257
Deferred tax liabilities	(25,249)	(789)	(26,038)
Admitted deferred tax assets, net	$29,219	—	29,219

2021
Gross deferred tax assets	$99,157	171	99,328
Statutory valuation allowance adjustments	—	—	—
Adjusted gross deferred tax assets	99,157	171	99,328
Nonadmitted deferred tax assets	(39,316)	—	(39,316)
Admitted deferred tax assets	59,841	171	60,012
Deferred tax liabilities	(28,429)	(1,374)	(29,803)
Admitted deferred tax assets, net	$31,412	(1,203)	30,209

Change
Gross deferred tax assets	$(1,747)	735	(1,012)
Statutory valuation allowance adjustments	(54)	—	(54)
Adjusted gross deferred tax assets	(1,801)	735	(1,066)
Nonadmitted deferred tax assets	(3,572)	(117)	(3,689)
Admitted deferred tax assets	(5,373)	618	(4,755)
Deferred tax liabilities	3,180	585	3,765
Admitted deferred tax assets, net	$(2,193)	1,203	(990)

OHIO NATIONAL LIFE ASSURANCE CORPORATION

(A Wholly Owned Subsidiary of The Ohio National Life Insurance Company)

Notes to Statutory Financial Statements

December 31, 2022, 2021 and 2020

(Dollars in thousands)

The amount of gross deferred tax assets admitted under each component and the resulting increased amount by tax character as of December 31 are as follows:

	Ordinary	Capital	Total
2022
Federal income taxes paid in prior years recoverable through loss carrybacks	$—	—	—
Adjusted gross deferred tax assets expected to be realized after application of the threshold limitations:
(1) Adjusted gross deferred tax assets expected to be realized following the balance sheet date	N/A	N/A	29,219
(2) Adjusted gross deferred tax assets allowed per limitation threshold	N/A	N/A	31,278
Lesser of (1) or (2)	29,219	—	29,219
Deferred tax liabilities	25,249	789	26,038
Admitted deferred tax assets as the result of application of SSAP No. 101	$54,468	789	55,257

2021
Federal income taxes paid in prior years recoverable through loss carrybacks	$—	—	—
Adjusted gross deferred tax assets expected to be realized after application of the threshold limitations:
(1) Adjusted gross deferred tax assets expected to be realized following the balance sheet date	N/A	N/A	30,209
(2) Adjusted gross deferred tax assets allowed per limitation threshold	N/A	N/A	32,490
Lesser of (1) or (2)	30,209	—	30,209
Deferred tax liabilities	29,632	171	29,803
Admitted deferred tax assets as the result of application of SSAP No. 101	$59,841	171	60,012

Change
Federal income taxes paid in prior years recoverable through loss carrybacks	$—	—	—
Adjusted gross deferred tax assets expected to be realized after application of the threshold limitations:
(1) Adjusted gross deferred tax assets expected to be realized following the balance sheet date	N/A	N/A	(990)
(2) Adjusted gross deferred tax assets allowed per limitation threshold	N/A	N/A	(1,212)
Lesser of (1) or (2)	(990)	—	(990)
Deferred tax liabilities	(4,383)	618	(3,765)
Admitted deferred tax assets	$(5,373)	618	(4,755)

OHIO NATIONAL LIFE ASSURANCE CORPORATION

(A Wholly Owned Subsidiary of The Ohio National Life Insurance Company)

Notes to Statutory Financial Statements

December 31, 2022, 2021 and 2020

(Dollars in thousands)

The ratios used for threshold limitation (for SSAP 101 Paragraph 11b) as of December 31 are as follows:

	2022	2021	Change
Ratio percentage used to determine recovery period and threshold limitation amount in above adjusted gross deferred tax assets	616.14%	713.23%	(97.09%)

Amount of adjusted capital and surplus used to determine the recovery period threshold limitation amount in above adjusted gross deferred tax assets	$227,668	240,125	(12,457)

The impact of tax-planning strategies as a percentage of adjusted gross and net admitted deferred tax assets as of December 31 are as follows:

	Ordinary	Capital	Total
2022
Adjusted gross deferred tax assets:
(Percentage of total adjusted gross deferred tax assets)	—%	—%	—%
Net admitted gross deferred tax assets:
(Percentage of total net admitted adjusted gross deferred tax assets)	—%	—%	—%

2021
Adjusted gross deferred tax assets:
(Percentage of total adjusted gross deferred tax assets)	—%	—%	—%
Net admitted gross deferred tax assets:
(Percentage of total net admitted adjusted gross deferred tax assets)	—%	—%	—%

Change
Adjusted gross deferred tax assets:
(Percentage of total adjusted gross deferred tax assets)	—%	—%	—%
Net admitted gross deferred tax assets:
(Percentage of total net admitted adjusted gross deferred tax assets)	—%	—%	—%

The Company’s tax planning strategies do not include the use of reinsurance tax planning strategies.

There are no temporary differences for which deferred tax liabilities are not recognized.

OHIO NATIONAL LIFE ASSURANCE CORPORATION

(A Wholly Owned Subsidiary of The Ohio National Life Insurance Company)

Notes to Statutory Financial Statements

December 31, 2022, 2021 and 2020

(Dollars in thousands)

The provisions for current tax expenses on earnings for years ended December 31 are as follows:

	2022	201	2020
Current year federal tax expense - ordinary income	$(349)	(339)	41
Current year foreign tax expense - ordinary income	—	—	—
Subtotal	(349)	(339)	41

Current year tax expense - net realized capital gains	335	1,376	2,608

Utilization of capital loss carry forwards	—	—	—

Other	—	—	—
Federal and foreign income taxes incurred	$(14)	1,037	2,649

The tax effects of temporary differences that give rise to significant components of the net deferred tax assets as of December 31 are as follows:

	2022	2021	2020	Change from 2021	Change from 2020
Deferred tax assets:
Ordinary:
Unearned premium reserve	$352	285	270	67	15
Policyholder reserves	39,266	42,712	42,724	(3,446)	(12)
Deferred acquisition costs	48,165	45,202	42,247	2,963	2,955
Section 807(f) reserves	4,749	5,518	6,500	(769)	(982)
Policyholder reserves - tax reform transition	3,288	4,384	5,480	(1,096)	(1,096)
Other	1,590	1,057	2,028	533	(971)
Ordinary deferred tax assets	97,410	99,158	99,249	(1,748)	(91)

Statutory valuation allowance adjustment	(54)	—	—	(54)	—
Nonadmitted ordinary deferred tax assets	(42,888)	(39,317)	(40,193)	(3,571)	876
Admitted ordinary deferred tax assets	54,468	59,841	59,056	(5,373)	785

Capital:
Investments	739	171	147	568	24
Net capital loss carryforward	167	—	—	167	—
Capital deferred tax assets	906	171	147	735	24

Statutory valuation allowance adjustment	—	—	—	—	—
Nonadmitted capital deferred tax assets	(117)	—	—	(117)	—
Admitted capital deferred tax assets	789	171	147	618	24
Admitted deferred tax assets	55,257	60,012	59,203	(4,755)	809

OHIO NATIONAL LIFE ASSURANCE CORPORATION

(A Wholly Owned Subsidiary of The Ohio National Life Insurance Company)

Notes to Statutory Financial Statements

December 31, 2022, 2021 and 2020

(Dollars in thousands)

Deferred tax liabilities:	2022	2021	2020	Change from 2021	Change from 2020
Ordinary:
Section 807(f) adjustment	—	1,451	2,194	(1,451)	(743)
Deferred and uncollected premiums	25,249	26,346	26,622	(1,097)	(276)
Investments	—	613	340	(613)	273
Other	—	19	28	(19)	(9)
Ordinary deferred tax liabilities	25,249	28,429	29,184	(3,180)	(755)

Capital:
Investments	—	546	45	(546)	501
Real estate	789	828	868	(39)	(40)
Unrealized capital gains	—	—	—	—	—
Other	—	—	—	—	—
Capital deferred tax liabilities	789	1,374	913	(585)	461
Deferred tax liabilities	26,038	29,803	30,097	(3,765)	(294)
Admitted deferred tax assets, net	$29,219	30,209	29,106	(990)	1,103

There was a statutory valuation allowance adjustment to gross deferred tax assets of $54 for the period ended December 31, 2022. There was no statutory valuation allowance adjustment to gross deferred tax assets or net change in the total valuation allowance adjustments as of, and for the period ended December 31, 2021.

The realization of the deferred tax asset is dependent upon the Company's ability to generate sufficient taxable income in future periods. Based on historical results and the prospects for future operations, management anticipates that it is more likely than not that future taxable income will be sufficient for the realization of the remaining deferred tax assets.

The change in the net deferred income taxes of December 31 is comprised of the following:

	2022	2021	2020	Change from 2021	Change from 2020
Total deferred tax assets	$98,316	99,328	99,396	(1,012)	(68)
Total deferred tax liabilities	(26,038)	(29,803)	(30,097)	3,765	294
Net deferred tax assets	72,278	69,525	69,299	2,753	226
Statutory valuation allowance adjustment	(54)	—	—	(54)	—
Net deferred tax assets	72,224	69,525	69,299	2,699	226
Tax effect of unrealized losses	(403)	607	379	(1,010)	228
Statutory valuation allowance adjustment allocated to unrealized	—	—	—	—	—
Change in net deferred income taxes	$71,821	70,132	69,678	1,689	454

OHIO NATIONAL LIFE ASSURANCE CORPORATION

(A Wholly Owned Subsidiary of The Ohio National Life Insurance Company)

Notes to Statutory Financial Statements

December 31, 2022, 2021 and 2020

(Dollars in thousands)

The provision for federal income taxes incurred is different from that which would be obtained by applying the statutory federal income tax rate to income before income taxes. The significant tax effects causing this difference for the years ended December 31 are as follows:

	2022	2021	2020
Income before taxes	$7,150	3,104	2,009
Reinsurance surplus adjustment	(4,051)	(154)	(4,505)
Dividends received deduction	(238)	(310)	(64)
Interest maintenance reserve	(1,075)	(211)	2,612
Tax Credits	(230)	—	—
Transfer pricing	(2,529)	(1,662)	(1,356)
Change in reserve valuation	(754)	—	—
Tax exempt income	(108)	(168)	(194)
Prior period adjustment	—	—	(225)
Other	132	(16)	(165)
Total statutory taxes	$(1,703)	583	(1,888)

Provision for federal income taxes	$(349)	(339)	41
Tax on capital gains	335	1,376	2,608
Change in net deferred income tax	(1,689)	(454)	(4,537)
Total statutory taxes	$(1,703)	583	(1,888)

The Company’s policy for recording penalties associated with audits, claims, and adjustments is to record such amount as a component of income taxes.

Total federal income taxes received (including tax on capital gains) were $11,756 during the year ended December 31, 2022, while total federal income taxes paid (including tax on capital gains) was $3,796 and $1,529 during the years ended December 31, 2021 and 2020, respectively.

As of December 31, 2022, there are no net operating losses and capital loss carryforwards of $797 available for tax purposes expiring in 2027, while, as of December 31, 2021, there are no net operating losses or capital loss carryforwards available for tax purposes. As of December 31, 2022 and 2021, the Company has valuation allowances of $54 and $0. A partial valuation allowance was established in 2022 related to limitation on the Company’s ability to utilize loss carryforwards as a result of the Transaction. As of December 31, 2022 and 2021, the Company does not have any uncertain tax positions related to the Separate Account Dividends Receivable Deduction (“SA DRD”) company share percentage(s) for tax return year 2017. As of December 31, 2022 and 2021, the Company has tax credit carryforwards of $151 and $39 which will start expiring in 2030.

There are no federal income taxes incurred that are available for recoupment in the event of future net losses.

The Company has no tax loss contingencies for which it is reasonably possible that the total liability will significantly increase within twelve months of reporting.

OHIO NATIONAL LIFE ASSURANCE CORPORATION

(A Wholly Owned Subsidiary of The Ohio National Life Insurance Company)

Notes to Statutory Financial Statements

December 31, 2022, 2021 and 2020

(Dollars in thousands)

There are no aggregate federal income tax deposits under Internal Revenue Code Section 6603, and none are recorded as admitted assets.

The Company’s federal income tax return is consolidated with the other life insurance companies ONLIC, National Security Life and Annuity Company (“NSLAC”), MONT, KENW, Sunrise Captive Re, LLC (“SUNR”), Sycamore Re, Ltd (“SYRE”), and CMGO and then with its common parent, CIHI.

The Company is not under current examination with the Internal Revenue Service. The statute of limitations remains open for tax years 2019, 2020 and 2021 for the consolidated tax group.

The allocation of taxes between members of the federal consolidated income tax return is subject to written agreement approved by the Board of Directors. Allocations are based on separate company calculations with current credit for losses. Intercompany tax balances are settled quarterly.

(16)	Capital and Surplus, Dividend Restrictions and Regulatory RBC

Capital and Surplus

The Company has 10,000 shares ($3,000 par value) authorized. 3,200 shares were issued and outstanding of Class A common stock as of December 31, 2021 and 2020. The Company has no preferred stock issued or outstanding.

The Company did not receive a capital contribution from its parent, ONLIC, during 2022, 2021 or 2020.

Regulatory RBC

The NAIC has established RBC requirements to assist regulators in monitoring the financial strength and stability of life insurers and provides for an insurance commissioner to intervene if the insurer experiences financial difficulty. The RBC requirements instruct every life insurer to calculate its total adjusted capital and RBC position. The formula includes components for asset risk, liability risk, interest rate exposure, and other factors. Under the NAIC requirements, each insurer must maintain its total adjusted capital and surplus above a calculated minimum threshold or take corrective measures to achieve that threshold. Based upon the December 31, 2022 and 2021 statutory financial statements, the Company exceeded all required RBC levels.

Dividend Restrictions

The payment of dividends by ONLAC to its parent, ONLIC, is limited by Ohio insurance laws. The maximum dividend that may be paid to ONLIC without prior approval of the Director of Insurance is limited to the greater of ONLAC’s statutory net income of the preceding calendar year or 10% of statutory surplus as of the preceding December 31. Any dividend that exceeds the earned surplus of the Company, even if it is within the above parameters, would be deemed extraordinary under Ohio law. Therefore, dividends of approximately $34,000 may be paid by ONLAC to ONLIC in 2023 without prior approval. ONLAC declared and paid ordinary dividends to ONLIC of $20,000, $0 and $12,000 in 2022, 2021 and 2020, respectively. No extraordinary dividends were declared or paid during 2022, 2021 or 2020.

OHIO NATIONAL LIFE ASSURANCE CORPORATION

(A Wholly Owned Subsidiary of The Ohio National Life Insurance Company)

Notes to Statutory Financial Statements

December 31, 2022, 2021 and 2020

(Dollars in thousands)

(17)	Additional Financial Instruments Disclosures

Financial Instruments with Off Balance Sheet Risk

The Company is a party to financial instruments with off balance sheet risk in the normal course of business through management of its investment portfolio. The Company had outstanding commitments to fund mortgage loans, bonds, limited partnerships and limited liability companies of $25,980 and $54,773 as of December 31, 2022 and 2021 respectively. These commitments involve, in varying degrees, elements of credit and market risk in excess of amounts recognized in the statutory financial statements. The credit risk of all financial instruments, whether on or off balance sheet, is controlled through credit approvals, limits, and monitoring procedures.

(18)	Contingencies

The Company and all other solvent life insurance companies are periodically assessed by certain state guaranty funds to cover losses to policyholders of insolvent or rehabilitated companies. Some of these assessments are partially recoverable through a reduction in future premium taxes in some states. In addition, the Company is subject to legal and regulatory proceedings in the ordinary course of its business. These include proceedings specific to the Company and proceedings generally applicable to business practices in the industry in which the Company operates. The outcomes of these proceedings cannot be predicted due to their complexity, scope and uncertainties. The Company believes, however, that based on currently known information, the ultimate outcome of all pending legal and regulatory proceedings as well as state guaranty fund assessments are not likely to have a material adverse effect on the Company’s financial condition or results of operations.

(19)	Related Party Transactions

The Company has an agreement to receive services for personnel, data processing, and supplies from ONLIC. This agreement was approved by the Department. Generally, the apportionment is based upon specifically identifying the expense to the incurring entity. Where this is not feasible, apportionment is based upon pertinent factors and ratios. The terms call for a cash settlement at least quarterly. There is no assurance that these costs would be similar if the Company had to obtain such services on its own. This agreement resulted in services charges totaling $55,984, $53,403 and $59,692 in 2022, 2021 and 2020, respectively. At December 31, 2022 and 2021, ONLIC owed ONLAC $762 and ONLAC owed ONLIC $5,006, respectively.

The Company is a party to an agreement with CIHI and most of its direct and indirect subsidiaries whereby ONLIC maintains a common checking account. It is ONLIC’s duty to maintain sufficient funds to meet the reasonable needs of each party on demand. ONLIC must account for the balances of each party daily. Such funds are deemed to be held in escrow by ONLIC for the other parties such as ONLAC. Settlement is made daily for each party’s needs from or to the common account. It is ONLIC’s duty to invest excess funds in an interest-bearing account and/or short-term highly liquid investments. ONLIC will credit interest monthly at the average interest earned for positive cash balances during the period or charge interest on any negative balances. Interest credited for the years ended December 31, 2022, 2021 and 2020 was $0, $0 and $20, respectively. The parties agree to indemnify one another for any losses of any nature relating to a party’s breach of its duties under the terms of the agreement. At December 31, 2022 and 2021, respectively, ONLAC had $24,678 and $6,903 in the common account agreement. This amount was included in receivable from parent, subsidiaries and affiliates in the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus.

OHIO NATIONAL LIFE ASSURANCE CORPORATION

(A Wholly Owned Subsidiary of The Ohio National Life Insurance Company)

Notes to Statutory Financial Statements

December 31, 2022, 2021 and 2020

(Dollars in thousands)

(20)	Accounting Changes and Corrections of Errors

The Company’s December 31, 2022 statutory financial statements reflect a prior period adjustment relating to the recording of term direct and ceded reserves. As of December 31, 2021, direct and net reserves were overstated by $2,522. As a result, surplus was understated by $1,992 The events contributing to the reserve overstatement impact surplus as follows:

Changes in reserves for future policy benefits and other funds	$2,522
Provision for federal income taxes	(530)
Correction of error, net of tax	$1,992

The Company’s December 31, 2021 statutory financial statements reflect a prior period adjustment relating to the recording of universal life and ceded reserves. As of December 31, 2020, direct and net reserves were overstated by $2,282. As a result, surplus was understated by $1,803. The events contributing to the reserve overstatement impact surplus as follows:

Changes in reserves for future policy benefits and other funds	$2,282
Provision for federal income taxes	(479)
Correction of error, net of tax	$1,803

The Company’s December 31, 2021 statutory financial statements reflect a prior period adjustment relating to the recording of ceded bank owned life insurance reserves. As of December 31, 2020, ceded reserves were understated by $557. As a result, surplus was understated by $440. The events contributing to the reserve understatement impact surplus as follows:

Changes in reserves for future policy benefits and other funds	$557
Provision for federal income taxes	(117)
Correction of error, net of tax	$440

The Company’s December 31, 2021 statutory financial statements reflect a prior period adjustment relating to the recording of direct disability income benefits. As of December 31, 2020, direct disability benefits were understated by $390. As result, surplus was overstated by $308. The events contributing to the disability benefits understatement impact surplus as follows:

Death benefits and other benefits: Accident and health benefits	$(390)
Provision for federal income taxes	82
Correction of error, net of tax	$(308)

OHIO NATIONAL LIFE ASSURANCE CORPORATION

(A Wholly Owned Subsidiary of The Ohio National Life Insurance Company)

Notes to Statutory Financial Statements

December 31, 2022, 2021 and 2020

(Dollars in thousands)

The Company’s December 31, 2020 statutory financial statements reflect a prior period adjustment relating to the recording of universal life and term direct death benefits. As of December 31, 2019, direct and net death benefits were overstated by $1,352. The events contributing to the death benefit overstatement impact surplus as follows:

Death benefits and other benefits: Death benefits	$1,352
Provision for federal income taxes	(284)
Correction of error, net of tax	$1,068

The Company’s December 31, 2020 statutory financial statements reflect a prior period adjustment relating to the recording of income taxes, primarily related to calculation changes in the intercompany tax transfer pricing chargebacks. The events contributing to the understatement of taxes impact surplus as follows:

Provision for federal income taxes	$(309)
Correction of error, net of tax	$(309)

The cumulative prior period surplus impact of these errors is shown as a direct adjustment to surplus within the Statutory Statements of Changes in Capital and Surplus. SSAP No. 3R, Accounting Changes and Corrections of Errors, prescribes that if a reporting entity becomes aware of a material accounting error in a previously filed financial statement after it has been submitted to the appropriate regulatory agency, the entity shall file an amended financial statement unless otherwise directed by the domiciliary regulator. Correction of all immaterial accounting errors in previously issued statutory financial statements, for which an amended financial statement was not filed, shall be reported as adjustments to unassigned funds (surplus) in the period an error is detected.

Schedule I

OHIO NATIONAL LIFE ASSURANCE CORPORATION

(A Wholly Owned Subsidiary of The Ohio National Life Insurance Company)

Summary of Investments – Other Than Investments in Related Parties

December 31, 2022

(Dollars in thousands)

Column A	Column B	Column C	Column D
Type of investment	Cost	Market value	Amount at which shown in the balance sheet[1]
Fixed maturity available-for-sale securities:
Bonds:
U.S. Treasury securities and obligations of U.S. government	$9,019	$8,350	9,019
Obligations of states and political subdivisions	240,083	204,896	240,083
Debt securities issued by foreign governments	8,974	7,314	8,974
Corporate securities	1,440,242	1,228,479	1,440,242
Asset-backed securities	73,876	68,100	73,876
Mortgage-backed securities	230,277	204,311	230,277
Total fixed maturity available-for-sale securities	2,002,471	1,721,450	2,002,471

Equity securities at fair value:
Common stocks:
Industrial, miscellaneous, and all other	15,304	15,304	15,304
Nonredeemable preferred stocks	16,529	14,446	16,529
Total equity securities at fair value	31,833	29,750	31,833

Mortgage loans on real estate, net	452,170		452,170
Contract loans	123,150		123,150
Cash and cash equivalents	9,092		9,092
Receivables for securities	213		213
Other long-term investments	40,925		39,925	[2]
Short-term investments securities lending collateral	39,870		39,870
Total investments	$2,699,724		2,698,724

[1]	See Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus
[2]	Difference from Column B is due to operations gains and/or losses of investments in limited partnerships.

See accompanying report of independent registered public accounting firm.

Schedule III

OHIO NATIONAL LIFE ASSURANCE CORPORATION

(A Wholly Owned Subsidiary of The Ohio National Life Insurance Company)

Supplementary Insurance Information

Years ended December 31, 2022, 2021 and 2020

(Dollars in thousands)

Column A	Column B	Column C	Column D	Column E	Column F
Year segment	Deferred policy acquisition costs[1]	Future policy benefits, losses, claims, and loss expenses	Unearned Premiums	Other policy claims and benefits payable	Premium revenue
2022:
Individual life insurance	$—	2,120,998	581	12,545	204,060
Pension and annuities	—	302,761	—	—	201
All other	—	105,346	406	821	29,187
Total	$—	2,529,105	987	13,366	233,448

2021:
Individual life insurance	$—	2,110,752	630	27,861	185,263
Pension and annuities	—	198,264	—	—	766
All other	—	89,334	365	674	26,827
Total	$—	2,398,350	995	28,535	212,856

2020:
Individual life insurance	$—	2,080,690	535	23,200	188,044
Pension and annuities	—	125,832	—	—	492
All other	—	84,966	266	886	23,701
Total	$—	2,291,488	801	24,086	212,237

Column A	Column G	Column H	Column I	Column J	Column K
Year segment	Net investment income[2]	Benefits, claims, losses and settlement expenses	Amortization of deferred policy acquisition costs[1]	Other operating expenses[2]	Premium written[3]
2022:
Individual life insurance	$92,361	163,290	—	78,298
Pension and annuities	9,833	6,574	—	98
All other	5,296	32,272	—	26,709
Total	$107,490	202,136	—	105,105

2021:
Individual life insurance	$93,992	190,964	—	78,524
Pension and annuities	5,393	3,726	—	143
All other	6,956	16,800	—	25,454
Total	$106,341	211,490	—	104,121

2020:
Individual life insurance	$95,238	170,710	—	95,804
Pension and annuities	5,409	3,414	—	206
All other	5,928	15,944	—	29,372
Total	$106,575	190,068	—	125,382

[1]	Acquisition costs are not capitalized under statutory accounting.

[2]	Allocations of net investment and certain operating expenses are based on numerous assumptions and estimates, and reported segment operating results would change if different methods were applied.

[3]	Not applicable for life insurance companies.

See accompanying report of independent registered public accounting firm.

Schedule IV

OHIO NATIONAL LIFE ASSURANCE CORPORATION

(A Wholly Owned Subsidiary of The Ohio National Life Insurance Company)

Reinsurance

Years ended December 31, 2022, 2021 and 2020

(Dollars in thousands)

Column A	Column B	Column C	Column D	Column E	Column F
	Gross amount	Ceded to other companies	Assumed from other companies	Net amount	Percentage of amount assumed to net
2022:
Life insurance in force	$149,796,187	132,133,639	—	17,662,548	—%

Premiums:
Life insurance	440,780	236,720	—	204,060	—%
Pension and annuities	201	—	—	201
Accident and health insurance	46,321	17,290	156	29,187	0.5%
Total	$487,302	254,010	156	233,448	0.1%

2021:
Life insurance in force	$156,443,159	144,222,876	—	12,220,283	—%

Premiums:
Life insurance	447,535	262,272	—	185,263	—%
Pension and annuities	766	—	—	766
Accident and health insurance	43,392	16,748	183	26,827	0.7%
Total	$491,693	279,020	183	212,856	0.1%

2020:
Life insurance in force	$160,087,541	142,913,744	—	17,173,797	—%

Premiums:
Life insurance	454,549	266,505	—	188,044	—%
Pension and annuities	492	—	—	492
Accident and health insurance	39,295	15,858	264	23,701	1.1%
Total	$494,336	282,363	264	212,237	0.1%

See accompanying report of independent registered public accounting firm.

Schedule V

OHIO NATIONAL LIFE ASSURANCE CORPORATION

(A Wholly Owned Subsidiary of The Ohio National Life Insurance Company)

Valuation and Qualifying Accounts

Years ended December 31, 2022, 2021 and 2020

(Dollars in thousands)

Column A	Column B	Column C		Column D	Column E
Description	Balance at beginning of period	Charged (credited) to costs and expenses	Charged to other accounts	Deductions	Balance at end of period
2022:
Valuation allowances – None	$—	—	—	—	—

2021:
Valuation allowances – None	$—	—	—	—	—

2020:
Valuation allowances – None	$—	—	—	—	—

See accompanying report of independent registered public accounting firm.